                            MARKET STREET FUND, INC.

                                   PROSPECTUS

                                  May 1, 1999

                            [ ]  The Money Market Portfolio

                            [ ]  The Growth Portfolio

                            [ ]  The Bond Portfolio

                            [ ]  The Managed Portfolio

                            [ ]  The Aggressive Growth Portfolio

                            [ ]  The Sentinel Growth Portfolio

                            [ ]  The International Portfolio

This prospectus provides essential information about these portfolios. For your benefit and protection, please read it and keep it for future reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED SHARES OF THE FUND OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

OVERVIEW....................................................      2
ABOUT THE PORTFOLIOS........................................      4
  The Money Market Portfolio................................      4
  The Growth Portfolio......................................      6
  The Bond Portfolio........................................      8
  The Managed Portfolio.....................................     10
  The Aggressive Growth Portfolio...........................     12
  The Sentinel Growth Portfolio.............................     14
  The International Portfolio...............................     16
RISKS OF INVESTING IN THE PORTFOLIOS........................     18
INVESTMENT TECHNIQUES.......................................     21
MANAGEMENT..................................................     26
DESCRIPTION OF THE FUND'S SHARES............................     28
OTHER INFORMATION...........................................     30
APPENDIX A -- TERMS USED IN THIS PROSPECTUS.................    A-1
APPENDIX B -- FINANCIAL HIGHLIGHTS..........................    B-1

                                    OVERVIEW

This prospectus describes seven Portfolios offered by the Fund. Each is a separate investment portfolio with its own investment objective or objectives, policies, restrictions and risks. An investor should consider each Portfolio separately to determine if it is an appropriate investment. There is no assurance that a Portfolio will achieve its investment objective or objectives, and investors should not consider any one Portfolio alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Portfolio.

The different types of securities, investments, and investment techniques used by each Portfolio all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and an investment in any stock is subject to the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt and other income bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). As described below, an investment in certain of the Portfolios entails special additional risks as a result of their ability to invest a substantial portion of their assets in foreign investments, or securities of issuers in new or emerging industries. See "Risks of Investing in the Portfolios," below.

The following chart provides a brief outline of the relative principal characteristics of each Portfolio:

                            MARKET STREET FUND, INC.

                          GROWTH                            SHORT-TERM
  NAME OF PORTFOLIO      POTENTIAL      INCOME POTENTIAL       RISK       TYPICAL INVESTMENTS
---------------------  -------------    ----------------    ----------    -------------------
Money Market.........  None             Low-to-Moderate     Low           Money Market
                                                                          Instruments
Growth...............  High             Moderate            Moderate      Equity Securities
                                                                          of U.S. Companies
Bond.................  Moderate         Moderate            Moderate      Income Bearing Debt
                                                                          Securities
Managed..............  Moderate-High    Moderate            Moderate      Permissible
                                                                          Investments for
                                                                          Other Portfolios
Aggressive Growth....  High             Low                 High          Equity Securities
                                                                          of U.S. Companies
Sentinel Growth......  High             Moderate            Moderate      Equity Securities
                                                                          of U.S. Companies
International........  High             Low                 High          Securities of
                                                                          Foreign Issuers

The investment objective or objectives of each Portfolio are fundamental and may not be changed unless authorized by the vote of a majority of the outstanding voting shares of the Portfolio. The investment policies of each Portfolio are not fundamental and may be changed by the Fund's board of directors without shareholder approval, unless otherwise stated in this Prospectus or the statement of additional information.

Notwithstanding their investment objective(s), each Portfolio may, in unusual market conditions, for temporary defensive purposes, invest all or part of their assets in cash and/or money market instruments of the type in which the Money Market Portfolio may invest. To the extent that a Portfolio adopts a temporary defensive position, it may not achieve its investment objective.

SHARES OF THE FUND AND THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND AND THE PORTFOLIOS IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF MONEY INVESTED.

Shares of the Portfolios are only available through the purchase of certain variable annuity and variable life insurance contracts (the "variable contracts") issued by various life insurance companies, some of which may be affiliated persons of the Portfolios. This prospectus should be read in conjunction with the separate prospectus for each separate account and its related policy and retained for future reference.

See "Appendix A -- Terms Used in This Prospectus" for more information about some of the terms we use in this prospectus.

                              ABOUT THE PORTFOLIOS

[ ]  THE MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE

Maximum current income consistent with capital preservation and liquidity.

PRIMARY INVESTMENT STRATEGIES

The Money Market Portfolio invests exclusively in dollar-denominated money market instruments that present minimal credit risks. These include U.S. government securities, bank obligations, repurchase agreements, commercial paper, and other corporate debt obligations. See Appendix A to the SAI for a complete discussion of the money market instruments in which the Portfolio may invest.

All of the Money Market Portfolio's money market instruments mature in 13 months or less. The average maturity of such securities, based on their weighted dollar value, does not exceed 90 days. The Portfolio intends to maintain a stable value of $1.00 per share. All of the Portfolio's assets are rated in the two highest short-term categories (or their unrated equivalents) by an NRSRO and 95% of its assets are rated in the highest category (or its unrated equivalent) by an NRSRO. A more detailed description of the rating categories is contained in the SAI.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

While the Money Market Portfolio only invests in high quality money market instruments, these investments are not entirely without risk. High quality money market instruments generally do not yield as high a level of income as longer-term or lower-grade securities. In addition, the yield of the Portfolio will vary with changes in interest rates. There is a remote possibility that the Portfolio's share value could fall below $1.00, which could reduce the value of an investment in the Portfolio.

To the extent that it invests in certain securities, the Money Market Portfolio may be affected by additional risks relating to REPURCHASE AGREEMENTS (credit risk) and WHEN-ISSUED SECURITIES (market, opportunity, and leverage risks). However, such risks are lessened by the high quality of the securities in which the Portfolio invests.

These risks are described in more detail later in this Prospectus. SHARES OF THE PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the Money Market Portfolio by showing changes in the Portfolio's performance from year to year over a 10-year period and by showing the Portfolio's average annual returns for one, five, and ten years. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

[MARKET STREET FUND, INC. MONEY MARKET PORTFOLIO BAR CHART]

                                                               MARKET STREET FUND MONEY MARKET PORTFOLIO
                                                               -----------------------------------------
1989                                                                           9.02%
1990                                                                           8.00%
1991                                                                           5.69%
1992                                                                           3.18%
1993                                                                           2.59%
1994                                                                           3.81%
1995                                                                           5.61%
1996                                                                           5.15%
1997                                                                           5.33%
1998                                                                           5.29%


During the 10-year period shown in the bar chart, the highest return for a quarter was 2.31% (quarter ended June 30, 1989) and the lowest return for a quarter was 0.62% (quarter ended June 30, 1993). The Portfolio's seven day yield was 4.85% as of December 31, 1998.

         AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDED DECEMBER 31, 1998)     PAST ONE YEAR    PAST 5 YEARS    PAST 10 YEARS
   -----------------------------------------     -------------    ------------    -------------
Money Market Portfolio.........................      5.29%           5.04%            5.35%
90 Day Treasury Bill Rate......................      4.86%           4.96%            5.29%

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

[ ]  THE GROWTH PORTFOLIO

INVESTMENT OBJECTIVES

Intermediate and long-term growth of capital. A reasonable level of income is an important secondary objective.

PRIMARY INVESTMENT STRATEGIES

The Growth Portfolio invests primarily in common stocks of companies that the Adviser believes offer above-average intermediate and long-term growth potential. The Portfolio purchases securities only of companies that have:

     - A minimum level of sales/revenue of $50 million per year in at least one recent year

     - Profitable operations (i.e., have some net income before non-recurring gains or losses)

Generally, the Portfolio holds common stocks listed on national securities exchanges but it can hold up to 20% of its total assets in stocks only traded over-the-counter. The Portfolio also may invest in other equity securities and nonconvertible debt obligations. Often, the Adviser follows a VALUE ORIENTED investment strategy.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The Growth Portfolio is subject to MARKET RISK and FINANCIAL RISK. For equity securities, market risk is the risk that the stock market as a whole may decline, depressing the price of securities in which the Portfolio invests. For equity securities, financial risk is the risk that the price of a particular issuer's stock may decline because of its financial results.

In addition to these general risks, the Growth Portfolio may be subject to greater volatility over short periods of time because of its intermediate and long-term focus. Certain of its investments may rise or fall based on investor perception and attitude rather than economic valuations.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the Growth Portfolio by showing changes in the Portfolio's performance from year to year over a 10-year period and by showing how the Portfolio's average annual returns for one, five, and ten years compare to those of the S&P 500 Composite Stock Price Index (the "S&P 500 Index"). How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.
[MARKET STREET FUND, INC. GROWTH PORTFOLIO BAR CHART]

                                                                  MARKET STREET FUND GROWTH PORTFOLIO
                                                                  -----------------------------------
1989                                                                           30.45%
1990                                                                            2.39%
1991                                                                           18.50%
1992                                                                            4.74%
1993                                                                            9.43%
1994                                                                            2.40%
1995                                                                           30.39%
1996                                                                           19.58%
1997                                                                           24.32%
1998                                                                           13.70%


During the 10-year period shown in the bar chart, the highest return for a quarter was 18.73% (quarter ended March 31, 1991) and the lowest return for a quarter was -11.73% (quarter ended September 30, 1998).

         AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDED DECEMBER 31, 1998)     PAST ONE YEAR    PAST 5 YEARS    PAST 10 YEARS
   -----------------------------------------     -------------    ------------    -------------
Growth Portfolio...............................     13.70%           17.68%          15.47%
S&P 500 Index..................................     28.72%           24.09%          19.22%

The S&P 500 Index is a widely recognized, unmanaged index of 500 U.S. common stocks.

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

[ ]  THE BOND PORTFOLIO

INVESTMENT OBJECTIVE

A high level of current income consistent with prudent investment risk.

PRIMARY INVESTMENT STRATEGIES

The Bond Portfolio invests in a diversified portfolio of marketable debt securities of U.S. and foreign issuers. At least 75% of the value of the Bond Portfolio's total investment in corporate debt securities (other than commercial paper) consists of investment-grade securities, and the remaining 25% may be invested in such securities rated one category below investment grade. Securities of foreign issuers are purchased only if they are investment grade, denominated in U.S. dollars, and pay any income in U.S. dollars.

The Bond Portfolio may purchase securities that carry certain equity features such as conversion or exchange rights or warrants for the acquisition of stock (of the same or of a different issuer) or participations based on revenues, sales or profits.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The Bond Portfolio is subject to MARKET RISK, CREDIT RISK and INTEREST RATE RISK. To the extent that it invests in certain securities, the Bond Portfolio may assume additional risks relating to LOWER QUALITY DEBT INSTRUMENTS, SHORT-TERM TRADING and SECURITIES OF FOREIGN ISSUERS. Lower quality debt instruments are subject to above-average interest rate risk and credit risk, tend to have a higher default rate, and are speculative with only an adequate capacity to repay principal and interest. Short-term trading may result in higher turnover and transaction expenses for the Portfolio. Securities of foreign issuers entail risks not associated with domestic securities. For example, foreign issuers often are subject to securities laws, and accounting and reporting practices, less stringent than those in the U.S., and they may be adversely impacted by political or economic instability or changes in currency exchange rates.

These risks, and the risks associated other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the Bond Portfolio by showing changes in the Portfolio's performance from year to year over a 10-year period and by showing how the Portfolio's average annual returns for one, five, and ten years compare to those of the Lehman Aggregate Bond Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.
[MARKET STREET FUND, INC. BOND PORTFOLIO BAR CHART]


                                                                   MARKET STREET FUND BOND PORTFOLIO
                                                                   ---------------------------------
1989                                                                           10.57%
1990                                                                            7.70%
1991                                                                           13.93%
1992                                                                            5.95%
1993                                                                           10.32%
1994                                                                           -5.62%
1995                                                                           20.45%
1996                                                                            2.86%
1997                                                                            9.50%
1998                                                                            8.22%


During the 10-year period shown in the bar chart, the highest return for a quarter was 7.32% (quarter ended June 30, 1995) and the lowest return for a quarter was -4.18% (quarter ended March 31, 1994).

         AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDED DECEMBER 31, 1998)     PAST ONE YEAR    PAST 5 YEARS    PAST 10 YEARS
   -----------------------------------------     -------------    ------------    -------------
Bond Portfolio.................................      8.22%           6.74%            8.41%
Lehman Aggregate Bond Index....................      8.69%           7.27%            9.27%

The Lehman Aggregate Bond Index is a widely recognized, unmanaged index of bonds reflecting average prices in the bond market.

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

[ ]  THE MANAGED PORTFOLIO

INVESTMENT OBJECTIVE

As high a level of long-term total rate of return as is consistent with prudent investment risk.

PRIMARY INVESTMENT STRATEGIES

The Managed Portfolio invests in securities that are permissible investments of the Money Market, Growth, Bond, Aggressive Growth, Sentinel Growth and International Portfolios. The Adviser may invest the Managed Portfolio's assets solely in common stocks, solely in debt securities, solely in money market instruments, or in a combination of these types of investments. At least 75% of the value of the Managed Portfolio's total investment in corporate debt securities (other than commercial paper) consists of investment-grade securities, and the remaining 25% may be invested in such securities rated one category below investment grade. The Managed Portfolio also may invest in securities of issuers located in countries with emerging economies and/or securities markets.

The Managed Portfolio's investment strategies may result in the Portfolio having a higher than average portfolio turnover rate. Higher portfolio turnover results in correspondingly increased brokerage expenses and other acquisition costs to the Portfolio.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The Managed Portfolio is subject to MARKET RISK, FINANCIAL RISK, CREDIT RISK and INTEREST RATE RISK. To the extent that it invests in certain securities, the Portfolio may assume additional risks relating to LOWER QUALITY DEBT INSTRUMENTS, SHORT-TERM TRADING and SECURITIES OF FOREIGN ISSUERS AND NON-DOLLAR SECURITIES. Lower quality debt instruments are subject to above-average interest rate risk and credit risk, tend to have a higher default rate, and are speculative with only an adequate capacity to repay principal and interest. Short-term trading may result in higher turnover and transaction expenses for the Portfolio. Securities of foreign issuers and non-dollar securities entail risks not associated with domestic securities or dollar-denominated securities. For example, foreign issuers often are subject to securities laws, and accounting and reporting practices, less stringent than those in the U.S., and they may be adversely impacted by political or economic instability or changes in currency exchange rates.

In order to meet the Portfolio's investment objective, the adviser must determine the proper mix of equity, debt and money market securities. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the Portfolio's overall objective.

These risks, and the risks associated other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the Managed Portfolio by showing changes in the Portfolio's performance from year to year over a 10-year period and by showing how the Portfolio's average annual returns for one, five, and ten years compare to those of the S&P 500 Index and the Lehman Aggregate Bond Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

[MARKET STREET FUND, INC. MANAGED PORTFOLIO BAR CHART]

                                                                 MARKET STREET FUND MANAGED PORTFOLIO
                                                                 ------------------------------------
1989                                                                           14.65%
1990                                                                           -8.61%
1991                                                                           20.49%
1992                                                                           11.96%
1993                                                                           11.62%
1994                                                                           -1.82%
1995                                                                           24.43%
1996                                                                           11.88%
1997                                                                           21.23%
1998                                                                           12.54%


During the 10-year period shown in the bar chart, the highest return for a quarter was 13.32% (quarter ended March 31, 1991) and the lowest return for a quarter was -15.85% (quarter ended September 30, 1990).

        AVERAGE ANNUAL TOTAL RETURNS
  (FOR THE PERIODS ENDED DECEMBER 31, 1998)      PAST ONE YEAR    PAST 5 YEARS    PAST 10 YEARS
  -----------------------------------------      -------------    ------------    -------------
Managed Portfolio............................       12.54%           13.27%          11.54%
S&P 500 Index................................       28.72%           24.09%          19.22%
Lehman Aggregate Bond Index..................        8.69%            7.27%           9.27%

The Portfolio's investments in equity securities are compared to the S&P 500 Index, a widely recognized, unmanaged index of 500 U.S. common stocks.

The Portfolio's investments in debt securities are compared to the Lehman Aggregate Bond Index, a widely recognized, unmanaged index of bonds reflecting average prices in the bond market.

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

[ ]  THE AGGRESSIVE GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

A high level of long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES

The Aggressive Growth Portfolio invests primarily in:

     -  securities of companies in new or emerging industries

     -  securities of small capitalization companies and/or unseasoned companies

Substantially all of the Portfolio's assets consist of equity securities of companies that the Adviser believes have better than average appreciation potential. The Adviser selects such securities on the basis of their appreciation potential without restriction as to their type.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The Aggressive Growth Portfolio invests in securities which generally entail above-average MARKET RISK and FINANCIAL RISK. The Portfolio also is subject to SMALL COMPANY RISK. Smaller companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. The prices of securities of smaller companies may fluctuate to a greater degree than the prices of securities of other issuers. Loss of money is a significant risk of investing in this Portfolio.

To the extent that it invests in certain securities, the Portfolio may assume additional risks relating to ADRs, GDRs and EDRs (i.e., the risks of investing in the securities of foreign issuers and non-dollar securities). Securities of foreign issuers and non-dollar securities entail risks not associated with domestic securities or dollar-denominated securities. For example, foreign issuers often are subject to securities laws, and accounting and reporting practices, less stringent than those in the U.S., and they may be adversely impacted by political or economic instability or changes in currency exchange rates.

These risks, and the risks associated other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the Aggressive Growth Portfolio by showing changes in the Portfolio's performance from year to year over a 9-year period and by showing how the Portfolio's average annual returns for one and five years, and the period since inception, compare to those of the Russell 2000 Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.
[MARKET STREET FUND, INC. AGGRESSIVE GROWTH PORTFOLIO BAR CHART]

                                                              MARKET STREET FUND AGGRESSIVE GROWTH PORTFOLIO
                                                              ----------------------------------------------
1990                                                                              10.77%
1991                                                                              56.33%
1992                                                                               2.58%
1993                                                                               5.20%
1994                                                                               0.00%
1995                                                                              13.48%
1996                                                                              21.00%
1997                                                                              21.21%
1998                                                                               7.99%

During the 9-year period shown in the bar chart, the highest return for a quarter was 27.72% (quarter ended March 31, 1991) and the lowest return for a quarter was -24.51% (quarter ended September 30, 1990).

        AVERAGE ANNUAL TOTAL RETURNS
 (FOR THE PERIODS ENDED DECEMBER 31, 1998)    PAST ONE YEAR    PAST 5 YEARS    FROM INCEPTION(1)
 -----------------------------------------    -------------    ------------    -----------------
Aggressive Growth Portfolio.................       7.99%          12.44%             13.75%
Russell 2000 Index*.........................      -3.45%          10.29%             10.21%

-------------------------

(1) The Portfolio commenced operations on May 1, 1989.

  * Price appreciation only.

The Russell 2000 Index is a widely recognized, unmanaged index of small capitalization companies.

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

[ ]  THE SENTINEL GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

Long-term growth of capital.

PRIMARY INVESTMENT STRATEGIES

The Sentinel Growth Portfolio invests in equity securities of well-established companies that the Adviser believes have more favorable growth potential than that of the U.S. economy as a whole. Such companies generally have favorable growth potential and experienced managements. Under normal market conditions, this Portfolio is fully invested in equity securities, however, the Portfolio may temporarily invest in income-bearing securities.

The Adviser favors growth potential rather than portfolio diversification in selecting securities for the Portfolio. The Adviser does not use income as a factor in selecting the Portfolio's investments. If the Adviser believes it to be appropriate, it may invest up to 25% of the Portfolio's total assets in securities of companies within a single industry.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The Sentinel Growth Portfolio is subject to MARKET RISK and FINANCIAL RISK. To the extent the Portfolio emphasizes investment in a single industry, economic and market factors affecting that industry will have a greater impact on the Portfolio. These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the Sentinel Growth Portfolio by showing changes in the Portfolio's performance from year to year over a 2-year period and by showing how the Portfolio's average annual returns for one year, and the period since inception, compare to those of the S&P 500 Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.
[MARKET STREET FUND, INC. SENTINEL GROWTH PORTFOLIO BAR CHART]


1997                                                                             31.58
1998                                                                             15.98

During the 2-year period shown in the bar chart, the highest return for a quarter was 25.05% (quarter ended December 31, 1998) and the lowest return for a quarter was -13.53% (quarter ended September 30, 1998).

               AVERAGE ANNUAL TOTAL RETURNS
        (FOR THE PERIODS ENDED DECEMBER 31, 1998)           PAST ONE YEAR    FROM INCEPTION(1)
        -----------------------------------------           -------------    -----------------
Sentinel Growth Portfolio.................................      15.98%             20.93%
S&P 500 Index.............................................      28.72%             28.72%

-------------------------

(1) The Portfolio commenced operations on March 18, 1996.

The S&P 500 Index is a widely recognized, unmanaged index of 500 U.S. common stocks.

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

[ ]  THE INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE

Long-term growth of capital primarily through investments in a diversified portfolio of marketable equity securities of established foreign issuer companies.

PRIMARY INVESTMENT STRATEGIES

The International Portfolio invests primarily in equity securities of established foreign issuer companies and of companies organized in the United States but having their principal activities and interests outside the United States that the Adviser believes have potential for long-term capital growth. Many such securities are non-dollar securities. The Portfolio also may invest in other foreign issuer securities such as those of foreign governments or agencies or instrumentalities of foreign governments.

Under normal market conditions, the Portfolio invests at least 75% of its total assets in the securities of foreign issuers located (or, in the case of the securities, traded) in at least five different countries other than the United States. Nonetheless, under certain economic and business conditions the Portfolio may invest up to 35% of its total assets in the securities of issuers located (or, in the case of the securities, traded) in any one of the following countries:

     -  Australia

     -  Canada

     -  France

     -  Japan

     -  The United Kingdom

     -  Germany

The International Portfolio also may invest in securities of foreign issuers in the form of sponsored and unsponsored ADRs, EDRs and GDRs (see "Investment Techniques"). The International Portfolio also may, under normal market conditions, invest up to 35% of its total assets in investment-grade debt securities of foreign issuers. See "Risks of Investing in the Portfolios," below. The Portfolio engages in a VALUE ORIENTED investing strategy.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The International Portfolio is subject to MARKET RISK and FINANCIAL RISK. The International Portfolio is subject to a significant degree of FOREIGN ISSUER AND NON-DOLLAR SECURITIES RISK. Securities of foreign issuers and non-dollar securities entail risks not associated with domestic securities or dollar-denominated securities. For example, foreign issuers often are subject to securities laws, and accounting and reporting practices, less stringent than those in the U.S., and they may be adversely impacted by political or economic instability or changes in currency exchange rates.

The Portfolio's investments in securities of issuers located in countries with emerging economies or securities markets entail EMERGING MARKETS RISK. The risks of investing in securities of foreign issuers and non-dollar securities are even greater in emerging markets than in Japan or most Western European countries. Emerging market countries are undergoing rapid development, and may lack the social, political and economic stability characteristic of more developed countries.

These risks, and the risks associated other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the International Portfolio by showing changes in the Portfolio's performance from year to year over a 7-year period and by showing how the Portfolio's average annual returns for one and five years, and the period since inception, compare to those of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.
[MARKET STREET FUND INTERNATIONAL PORTFOLIO BAR CHART]

                                                              MARKET STREET FUND INTERNATIONAL PORTFOLIO
                                                              ------------------------------------------
'1992'                                                                            -7.3
'1993'                                                                           36.11
'1994'                                                                            0.26
'1995'                                                                           14.31
'1996'                                                                           10.89
'1997'                                                                            9.66
'1998'                                                                           10.13

During the 7-year period shown in the bar chart, the highest return for a quarter was 15.71% (quarter ended December 31, 1998) and the lowest return for a quarter was -16.25% (quarter ended September 30, 1998).

        AVERAGE ANNUAL TOTAL RETURNS
 (FOR THE PERIODS ENDED DECEMBER 31, 1998)    PAST ONE YEAR    PAST 5 YEARS    FROM INCEPTION(1)
 -----------------------------------------    -------------    ------------    -----------------
International Portfolio.....................     10.13%           8.95%              9.22%
EAFE Index..................................     20.00%           9.19%              8.65%

-------------------------

(1) The Portfolio commenced operations on November 1, 1991.

The EAFE Index is a widely recognized, unmanaged index of more than 900 companies from Europe, Australia, Asia and the Far East. The EAFE Index reflects the prices of these common stocks translated into U.S. dollars with dividends reinvested net of any foreign taxes.

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

                      RISKS OF INVESTING IN THE PORTFOLIOS

Each Portfolio is subject to the risk that it may not achieve its investment objective, and an investor may lose money (including the principal invested) by investing in it. No one Portfolio alone should be considered a complete investment program, and any Portfolio's performance could fall below that of other possible investments.

Because each Portfolio invests in a different mix of securities and employs a unique strategy for achieving its goals, the risks associated with each Portfolio will vary. While the actual performance of any mutual fund cannot be predicted, investors should consider the possible risks associated with a Portfolio's investments. Such risks include:

CORRELATION RISK. The risk that changes in the value of a hedging instrument or hedging technique will not match those of the asset being hedged (hedging is the use of one investment to offset the possible adverse effects of another investment).

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise not honor a financial obligation.

CURRENCY RISK. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may adversely affect the value of an investment. Currency fluctuations may negatively impact a Portfolio's portfolio even if the foreign stock has not declined in value in its own currency. For example:

     - A decline in the dollar value of other currencies would reduce the value of certain portfolio investments denominated in such currencies

     - A Portfolio may have to sell portfolio securities to pay dividends to shareholders if the exchange rate for the currency in which a Portfolio receives interest payments declines against the U.S. dollar before such interest is paid to shareholders.

EXTENSION RISK. The risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value.

FINANCIAL RISK. For debt securities, credit risk. For equity securities, the risk that the issuer's earning prospects and overall financial position will deteriorate, causing a decline in the security's value.

RISKS OF INVESTING IN SECURITIES OF FOREIGN ISSUERS AND NON-DOLLAR
SECURITIES. Investments in the securities of foreign issuers or investments in non-dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency exchange rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in currency exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in securities of foreign issuers and non-dollar securities may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. The inability of a Portfolio to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio investment or, if the Portfolio has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of the Portfolio, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The INTERNATIONAL PORTFOLIO and the MANAGED PORTFOLIO may invest in securities of issuers located in countries with emerging economies and/or securities markets. These countries are located in the Asia-Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures and institutions in many of these countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated assets of private companies. In addition, unanticipated political or social developments may affect the values of investments in these countries and the ability of a Portfolio to make additional investments in them. The small size, inexperience and limited trading volume of the securities markets in certain of these countries may also make investments in such countries more volatile and less liquid than investments in securities traded in markets in Japan and Western European countries. As a result, these Portfolios may be required to establish special custody or other arrangements before making certain investments in these countries. There may be little financial or accounting information available with respect to issuers located in certain of these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. The laws of some foreign countries may limit the ability of these Portfolios to invest in securities of certain issuers located or doing business in these countries.

HEDGING RISK. When a Portfolio hedges an asset it holds, any gain or loss generated by the hedge should be substantially offset by losses or gains on the hedged asset. Hedging is a useful way to reduce or eliminate risk of loss, but it also reduces or eliminates the potential for investment gains.

INFORMATION RISK. The risk that key information about a security or market is inaccurate or unavailable.

INTEREST RATE RISK. The risk that the market value of a debt or other income-bearing security will decline because of changes in prevailing interest rates. Generally, a rise in interest rates typically causes the market values of such securities to decline, particularly fixed-rate securities.

RISKS OF INVESTING IN LOWER QUALITY DEBT INSTRUMENTS. Lower quality debt instruments usually pay a higher interest rate than investment-grade bonds, but with the higher interest rate comes higher risks. Lower quality debt instruments have the following characteristics:

     - Speculative with only an adequate capacity to pay principal and interest;

     - Tend to react more to changes in interest rates than do higher-rated securities;

     - Have a higher risk of default, tend to be less liquid, and may be more difficult to value;

     - Are issued by entities whose ability to make principal and interest payments is more likely to be affected by changes in economic conditions or other circumstances;

     - Have poor prospects for reaching investment-grade standing and may be in default;

     - May be more severely affected than some other financial instruments by economic recession or substantial interest rate increases, by changing public perceptions of the market, or by legislation that limits their use in connection with corporate reorganizations or limits their tax or other advantages; and

     - Are more likely to react to developments affecting market risk and financial risk than are higher quality debt instruments, which react primarily to movements in the general level of interest rates.

LEVERAGE RISK. The risks associated with securities or investment practices that enhance return (or loss) without increasing the amount of investment, such as buying securities on margin or using certain derivative contracts or derivative securities. A Portfolio's gain or loss on a leveraged position may be greater than the actual market gain or loss in the underlying security or instrument. A Portfolio may also incur additional costs in taking a leveraged position (such as interest on borrowings) that may not be incurred in taking a non-leveraged position.

LIQUIDITY RISK. The risk that certain securities or other investments may be difficult or impossible to sell at the time the Portfolio would like to sell them or at the price the Portfolio values them.

MANAGEMENT RISK. The risk that a strategy used by a Portfolio's Adviser does not produce the intended result. For example, the Adviser's judgment about the value or potential appreciation of a particular stock may prove to be incorrect.

MARKET RISK. The risk that the market value of a security may increase or decrease, sometimes rapidly and unpredictably, due to factors unrelated to the issuer. This risk is common to all stocks and bonds and the mutual funds that invest in them.

NATURAL EVENT RISK. The risk of losses attributable to natural disasters, crop failures and similar events.

OPPORTUNITY RISK. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

POLITICAL RISK. The risk of losses directly attributable to government actions or political events of any sort. Foreign countries may experience political or social instability or diplomatic developments that could affect investments in those countries.

PREPAYMENT RISK. The risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding mortgage-backed security by increasing the expected number of mortgage prepayments, thereby reducing the security's return.

SMALL COMPANY RISK. The risk of investing in securities of smaller companies. Such smaller companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. These companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established issuers. As a result, the prices of securities of smaller companies may fluctuate to a greater degree than the prices of securities of other issuers. Although investing in securities of smaller companies offers potential for above-average returns, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value.

SPECULATION RISK. Speculation involves assuming a higher than average risk of loss in anticipation of gain. If a Portfolio uses a derivative contract or derivative security to speculate rather than hedge, it is directly exposed to the risks of that derivative contract or security. Gains or losses from speculative positions in a derivative contract or security may be substantially greater than the derivative contract or security's original cost.

VALUATION RISK. The risk that the market value of an investment falls substantially below the Portfolio's valuation of the investment.

                             INVESTMENT TECHNIQUES

The Portfolios are permitted to use, within limits established by the Fund's directors, certain other securities and investment practices that have higher risks and opportunities associated with them. On the following pages are brief descriptions of these securities and practices, along with certain of their associated risks.

HIGHER-RISK SECURITIES AND PRACTICES

   SECURITY OR PRACTICE                DESCRIPTION                   RELATED RISKS
-----------------------------------------------------------------------------------------
American Depositary            ADRs are receipts typically    Market, currency,
Receipts (ADRs)                issued by a U.S. financial     information, natural event,
                               institution which evidence     and political risks (i.e.,
                               ownership of underlying        the risks of investing in
                               securities of foreign          foreign issuers and non-
                               corporate issuers.             dollar securities).
                               Generally, ADRs are in
                               registered form and are
                               designed for trading in
                               U.S. markets.

-----------------------------------------------------------------------------------------
Borrowing                      The borrowing of money from    Credit risk and interest
                               banks or through reverse       rate risk.
                               repurchase agreements. No
                               Portfolio will borrow money
                               for leveraging purposes.

-----------------------------------------------------------------------------------------
Writing Covered Call Option    A call option is the right     Interest rate, market,
Contracts on Securities        to purchase a security for     hedging, correlation,
                               an agreed-upon price at any    liquidity, credit, and
                               time prior to an expiration    opportunity risks.
                               date. By writing (selling)
                               a call option, a Portfolio
                               gives this right to a buyer
                               for a fee. A "covered" call
                               option contract is one
                               where the Portfolio owns
                               the securities subject to
                               the option so long as the
                               option is outstanding.

-----------------------------------------------------------------------------------------

   SECURITY OR PRACTICE                DESCRIPTION                   RELATED RISKS
-----------------------------------------------------------------------------------------
Emerging Market Securities     Any securities primarily       Credit, market, currency,
                               traded on exchanges (or        information, liquidity,
                               other markets) located in,     interest rate, valuation,
                               or issued by companies         natural event, political
                               organized or primarily         risks and the risks of
                               operating in, countries        investing in securities of
                               with emerging economies        foreign issuers and
                               and/or securities markets      non-dollar securities.
                               (typically located in Asia,
                               the Asia-Pacific region,
                               Eastern Europe, Central and
                               South America and Africa).

-----------------------------------------------------------------------------------------
European and Global            EDRs and GDRs are receipts     Market, currency,
Depositary Receipts (EDRs      evidencing an arrangement      information, natural event,
and GDRs)                      with a non-U.S. financial      and political risks (i.e.,
                               institution similar to that    the risks of investing in
                               for ADRs and are designed      securities of foreign
                               for use in non-U.S.            issuers and non-dollar
                               securities markets. EDRs       securities).
                               and GDRs are not
                               necessarily quoted in the
                               same currency as the
                               underlying security.

-----------------------------------------------------------------------------------------
Securities of Foreign          Securities of (1) companies    Market, currency,
Issuers                        organized outside the          information, interest rate,
                               United States, (2)             natural event, and
                               companies whose securities     political risks.
                               are principally traded
                               outside the United States,
                               and (3) foreign governments
                               or agencies and
                               instrumentalities of
                               foreign governments.

-----------------------------------------------------------------------------------------
Foreign Money Market           Short-term debt obligations    Market, currency,
Securities                     issued either by foreign       information, interest rate,
                               financial institutions or      natural event and political
                               by foreign branches of U.S.    risks.
                               financial institutions or
                               foreign issuers.

-----------------------------------------------------------------------------------------

   SECURITY OR PRACTICE                DESCRIPTION                   RELATED RISKS
-----------------------------------------------------------------------------------------
Forward Foreign Currency       Contracts involving the        Currency, liquidity, credit
Exchange Contracts             right or obligation to buy     and leverage risks. When
                               or sell a given amount of      used for hedging, also has
                               foreign currency at a          hedging, correlation, and
                               specified price and future     opportunity risks.
                               date.

-----------------------------------------------------------------------------------------
Illiquid Assets                An investment that is          Liquidity, valuation and
                               difficult or impossible to     market risks.
                               sell at approximately the
                               time that a Portfolio would
                               like to sell it for the
                               price at which the
                               Portfolio values it.

-----------------------------------------------------------------------------------------
Non-Dollar Securities          Securities issued,             Currency and liquidity
                               denominated or quoted in       risks.
                               foreign currencies.

-----------------------------------------------------------------------------------------
Lower Quality Debt             Debt securities rated BB by    Credit, market, liquidity,
Instruments                    S&P or Ba by Moody's (or       valuation, and information
                               comparable unrated             risks, and risks of
                               securities).                   investing in lower-quality
                                                              debt instruments.

-----------------------------------------------------------------------------------------
Equity Interests in Real       Pooled investment vehicles     Credit, market, financial,
Estate Investment Trusts       that invest primarily in       prepayment, extension and
(REITs)                        income producing real          interest rate risks.
                               estate or real estate
                               related loans or interests.
                               REITs may include operating
                               companies that invest in
                               and manage income-producing
                               real estate or real
                               estate-related businesses.

-----------------------------------------------------------------------------------------
Repurchase Agreements          The purchase of a security     Credit risk.
                               that the issuer agrees to
                               buy back later at the same
                               price plus interest.

-----------------------------------------------------------------------------------------
Reverse Repurchase             The lending of short-term      Leverage and credit risks.
Agreements                     debt securities; often used
                               to facilitate borrowing.

-----------------------------------------------------------------------------------------

   SECURITY OR PRACTICE                DESCRIPTION                   RELATED RISKS
-----------------------------------------------------------------------------------------
Securities Lending             The lending of securities      Credit risk.
                               to financial institutions,
                               which provide cash or
                               government securities as
                               collateral.

-----------------------------------------------------------------------------------------
Short-Term Trading             Selling a security soon        Market risk.
                               after purchase or
                               purchasing it soon after it
                               was sold (a Portfolio
                               engaging in short-term
                               trading will have higher
                               turnover and transaction
                               expenses).

-----------------------------------------------------------------------------------------
Small Capitalization           Companies included in the      Market and small company
Companies                      Wilshire 4500 Equity Index     risk.
                               at the time of purchase.

-----------------------------------------------------------------------------------------
When-Issued Securities and     The purchase and sale of       Market, opportunity,
Forward Commitments            securities for delivery at     interest rate, credit and
                               a future date; market value    leverage risks.
                               may change before delivery.

-----------------------------------------------------------------------------------------

HIGHER RISK SECURITIES AND PRACTICES TABLE. The following table shows each Portfolio's investment limitations with respect to certain higher risk securities and practices as a percentage of portfolio assets.

                                        MONEY                     AGGRESSIVE   SENTINEL
                              GROWTH    MARKET   BOND   MANAGED     GROWTH      GROWTH    INTERNATIONAL
                              ------    ------   ----   -------   ----------   --------   -------------
-------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICES
-------------------------------------------------------------------------------------------------------
Borrowing; Reverse
  Repurchase Agreements.....    30        30      30       30         30          30            30
-------------------------------------------------------------------------------------------------------
Repurchase Agreements.......     *         *       *        *          *           *             *
-------------------------------------------------------------------------------------------------------
REITs.......................    --        --      --       --         --          --            --
-------------------------------------------------------------------------------------------------------
Securities Lending..........    30        30      30       30         30          30            30
-------------------------------------------------------------------------------------------------------
Short-term Trading..........    --        --       *        *         --          --            --
-------------------------------------------------------------------------------------------------------
Smaller Capitalization
  Companies.................     X         X       X       --          *           *             X
-------------------------------------------------------------------------------------------------------
When-Issued Securities;
  Forward Commitments.......    10        10      10       10         10           X            10
-------------------------------------------------------------------------------------------------------
CONVENTIONAL SECURITIES
-------------------------------------------------------------------------------------------------------
ADRs, EDRs and GDRs.........     X         X       *        *          *           X             *
-------------------------------------------------------------------------------------------------------
Lower Quality Debt
  Instruments...............     X         X      25(2)    25(2)       X           X             X
-------------------------------------------------------------------------------------------------------
Securities of Foreign
  Issuers and Non-Dollar
  Securities................  -- 25       25      25       25      -- 25       -- 25             *
-------------------------------------------------------------------------------------------------------
Emerging Market
  Securities................     X         X       X        *          X           X             *
-------------------------------------------------------------------------------------------------------
Illiquid Assets(1)..........    15        10      15       15         15          15            15
-------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES AND CONTRACTS
-------------------------------------------------------------------------------------------------------
Covered Call Options on
  Securities................     *         X       X        *          *           X             X
-------------------------------------------------------------------------------------------------------
Forward Foreign Currency
  Exchange Contracts........    --         *       *        *         --          --             *
-------------------------------------------------------------------------------------------------------

(1) Numbers in this row refer to net, rather than total, assets.

(2) May only invest up to 25% of the value of its corporate debt securities (other than commercial paper) in such securities.

LEGEND

30 A number indicates the maximum percentage of total assets (but see note 1) that the Portfolio is permitted to invest in that practice or type of security. Numbers in this table show allowable usage only; for actual usage, consult the Portfolio's annual and semi-annual reports.

* A bold check mark means that there is no policy limitation on the Portfolio's usage of that practice or type of security, and that the Portfolio may be currently using that practice or investing in that type of security.

-- A thin check mark means that the Portfolio is permitted to use that practice or invest in that type of security, but is not expected to do so on a regular basis.

X An "x" mark means that the Portfolio is not permitted to use that practice or invest in that type of security.

                                   MANAGEMENT

ADVISERS

Under the terms of each investment advisory agreement, the Advisers, at their own expense and subject to the supervision of the Fund's board of directors, provide the appropriate Portfolio(s) with investment advice and manage the investment and reinvestment of a Portfolio's assets. The Advisers also perform research services and evaluate statistical and financial data relevant to a Portfolio's investment policies, and provide the Fund's directors with regular reports as to a Portfolio's overall investment plan, schedule of investments and other assets, and recent purchases and sales by a Portfolio. The compensation (as a percentage of each Portfolio's average daily net assets) paid monthly by the Fund to PIMC or SAC, as applicable, is described in the table below.

MONEY MARKET, GROWTH, BOND, MANAGED, AGGRESSIVE GROWTH AND SENTINEL GROWTH PORTFOLIOS. Sentinel Advisors Company serves as investment adviser for the Money Market, Growth, Bond, Managed, Aggressive Growth and Sentinel Growth Portfolios. SAC is located at One National Life Drive, Montpelier, Vermont 05604.

INTERNATIONAL PORTFOLIO. Providentmutual Investment Management Company serves as investment adviser for the International Portfolio. PIMC is located at 1050 Westlakes Drive, Berwyn, Pennsylvania 19312. PIMC has engaged The Boston Company Asset Management, Inc. to manage the investment and reinvestment of the International Portfolio's assets, subject to monitoring by PIMC and supervision by the Fund's board of directors. TBC is located at One Boston Place, Boston, MA 02108.

COMPENSATION OF PIMC AND SAC

                                                                                   MAXIMUM
                                                         FEE PAID IN 1998        ANNUAL RATE
                                                         (AS % OF AVERAGE     (AS % OF AVERAGE
                 PORTFOLIO                   ADVISER    DAILY NET ASSETS)*    DAILY NET ASSETS)
                 ---------                   -------    ------------------    -----------------
Money Market...............................    SAC             0.25%                0.25%
Growth.....................................    SAC             0.32%                0.50%
Bond.......................................    SAC             0.35%                0.35%
Managed....................................    SAC             0.40%                0.40%
Aggressive Growth..........................    SAC             0.44%                0.50%
Sentinel Growth............................    SAC             0.50%                0.50%
International..............................   PIMC             0.75%                0.75%

-------------------------

* With respect to each of the Portfolios (except the Money Market Portfolio) the fee payable by a Portfolio to PIMC or SAC is graduated so that increases in the respective Portfolio's net assets may result in a lower fee and decreases in the Portfolio's net assets may result in a higher fee. The maximum annual rate payable to each Adviser is indicated by the right-hand column above. See "Management of the Fund" in the SAI for further information.

PORTFOLIO MANAGERS

MONEY MARKET, GROWTH, BOND, MANAGED, AGGRESSIVE GROWTH AND SENTINEL GROWTH PORTFOLIOS. Respecting the Money Market, Growth, Bond, Managed, Aggressive Growth and Sentinel Growth Portfolios, SAC employs a team approach in managing the Portfolios. The management teams are comprised of a lead portfolio manager, other portfolio managers and research analysts. Each team includes members with one or more areas of expertise and shares the responsibility for providing ideas, information and knowledge in managing the Portfolios. Rodney A. Buck, Chief Executive Officer of SAC, is also Chairman and Chief Executive Officer of National Life Investment Management Company, Inc., and Senior Vice President and Chief Investment Officer of NLIC. Mr. Buck has been employed by SAC or its affiliates since 1972. There are three investment management teams: an Equity Value Team, headed by Daniel J. Manion, Vice President of SAC; an Equity Growth Team, headed by Robert L. Lee, Senior Vice President of SAC; and a Fixed Income Team, headed by David M. Brownlee, Senior Vice President of SAC.

Each of Messrs. Buck, Manion, Lee and Brownlee is a Chartered Financial Analyst. Each of Messrs. Lee, Manion and Brownlee joined SAC in 1993.

GROWTH PORTFOLIO. The Growth Portfolio is managed by Mr. Manion. He has been a member of the Growth Portfolio management team since 1997, when SAC began managing the Portfolio.

MANAGED PORTFOLIO. The Managed Portfolio is managed by a team consisting of Mr. Buck, Mr. Manion and Richard D. Temple, Vice President of SAC. Mr. Buck has been the Portfolio's portfolio manager since 1993. Mr. Temple is a fixed income portfolio manager who has been employed by SAC or its affiliates since 1969.

MONEY MARKET PORTFOLIO. The Money Market Portfolio is managed by Mr. Temple and Darlene Coppola, Money Market Trader of SAC. Ms. Coppola has been employed by SAC or its affiliates since 1974.

BOND PORTFOLIO. The Bond Portfolio is managed by Mr. Temple and William C. Kane, Vice President of SAC. Mr. Temple has been the lead portfolio manager of the Bond Portfolio since 1985. Mr. Kane is a Chartered Financial Analyst, and has been employed by SAC or its affiliates since 1992. Prior to joining SAC, Mr. Kane was employed by Chase Manhattan Bank.

AGGRESSIVE GROWTH PORTFOLIO. The Aggressive Growth Portfolio is managed by Scott T. Brayman, Vice President of SAC, and Mr. Lee. Mr. Brayman and Mr. Lee have been the lead portfolio managers of the Portfolio since 1997. Mr. Brayman is a Chartered Financial Analyst, and has been with SAC since 1995. He has been involved with the Aggressive Growth Portfolio since he joined SAC. Prior to joining SAC, he was associated with Argyle Capital Management, Inc.

SENTINEL GROWTH PORTFOLIO. The Sentinel Growth Portfolio has been managed by Mr. Lee since its inception in 1996.

INTERNATIONAL PORTFOLIO. Sandor Cseh, Senior Vice President and Director of International of TBC, and D. Kirk Henry, Senior Vice President of TBC, have been the co-managers for the International Portfolio since 1991. Mr. Cseh has over 22 years experience in investment management. Mr. Henry has over 16 years experience in investment management.

                        DESCRIPTION OF THE FUND'S SHARES

GENERAL

The Fund issues a separate class of shares of common stock for each Portfolio. The Fund may establish additional portfolios in the future and additional classes of shares for such new portfolios.

Based on current federal securities law requirements, the Fund expects that its insurance company shareholders will offer owners of their variable life insurance contracts and variable annuity contracts the opportunity to instruct such shareholders as to how to vote shares allocable to their contracts regarding certain matters, such as the approval of investment advisory agreements. Fund shares not attributable to variable life insurance or annuity contracts, or for which no timely instructions are received by insurance company shareholders, are voted by each insurance company in the same proportion as the voting instructions that are received by that company for all contracts of the company participating in each Portfolio. The voting instructions received from contract holders may be disregarded in certain circumstances that are described in the prospectuses for the variable contracts.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Portfolio (except the Money Market Portfolio) is normally determined once daily as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. New York time, on each day when the New York Stock Exchange is open for business. The net asset value of the Money Market Portfolio is normally determined once daily on each day that both the New York Stock Exchange and the Federal Reserve Bank are open for business. The New York Stock Exchange and the Federal Reserve Bank each is scheduled to be open Monday through Friday throughout the year, except for certain respective federal and other holidays. The net asset value of each Portfolio is computed by dividing the sum of the value of the Portfolio's securities, cash, and other assets, minus all liabilities, by the total number of outstanding shares of the Portfolio.

The value of each Portfolio's securities and assets, except those of the Money Market Portfolio and certain short-term debt securities held by any of the other Portfolios, is determined on the basis of their market values. All of the securities and assets of the Money Market Portfolio and short-term debt securities having remaining maturities of sixty days or less held by any of the other Portfolios are valued by the amortized cost method, which approximates market value. Investments for which market quotations are not readily available are valued at their fair value as determined in good faith by, or under authority delegated by, the Fund's board of directors. A Portfolio may invest in securities primarily listed on foreign exchanges that trade on days when the Portfolio does not price its shares. Therefore, the net asset value of the Portfolio's shares may change on days when shareholders may not be able to redeem Portfolio shares. See "Determination of Net Asset Value" in the SAI.

OFFER, PURCHASE AND REDEMPTION OF SHARES

Shares of the Fund are not available directly to the public. Currently, shares of the Fund are sold, without sales charge, at each Portfolio's net asset value per share, only to variable life insurance and variable annuity separate accounts of Provident Mutual Life Insurance Company ("Provident Mutual") and Providentmutual Life and Annuity Company of America ("PLACA"); and to variable life insurance separate accounts of National Life Insurance Company ("NLIC"). In the future, the Fund may offer shares of one or more of the Portfolios (including new portfolios that might be added to the Fund) to other separate accounts of Provident Mutual, PLACA or NLIC to support variable life insurance policies or variable annuity contracts, or shares may also be sold to other insurance company separate accounts to fund variable life insurance policies and variable annuity contracts. The price per share is based on the next daily calculation of net asset value after an order is placed.

Shares of the Portfolios are sold in a continuous offering and are authorized to be offered to insurance company separate accounts to support variable life insurance contracts and variable annuity contracts. Net premiums or net purchase payments under the respective contracts or contract are placed in one or more subaccounts of a separate account and the assets of each such separate account are invested in the shares of the Portfolio corresponding to that subaccount. A separate account purchases and redeems shares of the Portfolios for its subaccounts at net asset value without sales or redemption charges.

On each day that a Portfolio's net asset value is calculated, a separate account transmits to the Fund any orders to purchase or redeem shares of the Portfolio(s) based on the premiums, purchase payments, redemption (surrender) requests, and transfer requests from contract owners, annuitants, and beneficiaries that have been processed on that day. A separate account purchases and redeems shares of each Portfolio at the Portfolio's net asset value per share calculated as of the same day, although such purchases and redemptions may be executed the next morning. Money received by the Fund from a separate account for the purchase of shares of the International Portfolio may not be invested by that Portfolio until the day following the execution of such purchases.

Please refer to the separate prospectus for each separate account and its related contract for a more detailed description of the procedures whereby a contract owner, annuitant, or beneficiary may allocate his or her interest in a separate account to a subaccount using the shares of one of the Portfolios as an underlying investment medium.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The Fund intends that each of the Portfolios will continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and will meet certain diversification requirements applicable to mutual funds underlying variable insurance products. For a discussion regarding what it means to qualify as a RIC and a general discussion concerning some of the possible tax consequences associated with the operation of the Fund, please refer to the section entitled "Taxes" in the SAI.

Shares of the Portfolios are offered only to insurance company separate accounts. Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable life insurance or variable annuity contracts. Accordingly, no gain or loss should be recognized on account of ordinary income or capital gains distributions to the Fund's insurance company shareholders or upon the sale or redemption of shares of the Portfolios. Please refer to the appropriate tax disclosure in the respective prospectuses for a separate account and its related contract for more information on the taxation of life insurance companies, separate accounts, as well as the tax treatment of variable life insurance and variable annuity contracts and the holders thereof.

For more information about the tax status of the Fund, see "Taxes" in the SAI.

                               OTHER INFORMATION

PREPARING FOR YEAR 2000

In providing investment advisory services to the Portfolios, each Adviser utilizes systems that may be affected by Year 2000 transition issues. The Advisers and the Portfolios also rely on service providers, including banks, custodians, administrators, transfer agents and distributors, that also may be affected. Each of the Advisers has developed, and is in the process of implementing, a Year 2000 transition plan, and is confirming that its service providers also are so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on the Advisers or the Portfolios. As of the date of this prospectus, it is not anticipated that a shareholder will experience negative effects on the shareholder's investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. However, there can be no assurance that the Advisers will be successful, or that interaction with other service providers will not impair the Fund's or an Adviser's services at that time.

EURO CONVERSION

On January 1, 1999, 11 participating countries in the European Economic Monetary Union (Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain) adopted the Euro as their official currency. As of January 1, 1999, governments in participating countries issued new debt and redenominated existing debt in Euros, although corporations may choose whether to issue stocks or bonds in Euros or the national currency. The new European Central Bank (the "ECB") assumed responsibility for a uniform monetary policy in participating countries. Currency conversion occurs through a "triangulation" process whereby an amount denominated in one national currency is converted into Euros, which are then converted into the second national currency. The Euro conversion presents investors with unique risks and uncertainties, including: (1) the readiness of Euro payment, clearing, and other operational systems; (2) the legal treatment of debt instruments and financial contracts denominated in or referring to existing national currencies rather than the Euro; (3) exchange-rate fluctuations between the Euro and non-Euro currencies during the transition period of January 1, 1999 through December 31, 2001 and beyond; (4) potential U.S. tax issues with respect to Portfolio securities; and (5) the ECB's abilities to manage monetary policies among the participating countries. Three other EU member countries (Denmark, Greece, and the United Kingdom) may convert to the Euro at a later date. These and other factors could adversely affect the value of or income from Portfolio securities.

                  APPENDIX A -- TERMS USED IN THIS PROSPECTUS

ADVISER:  Any of the investment advisers to the Portfolios.

     - Providentmutual Investment Management Company (PIMC) serves as investment adviser to the International Portfolio

     - The Boston Company Asset Management, Inc. (TBC) serves as investment subadviser to the International Portfolio

     - Sentinel Advisors Company (SAC) serves as investment adviser to the Money Market, Growth, Bond, Managed, Aggressive Growth and Sentinel Growth Portfolios

EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

FOREIGN ISSUERS: (1) Companies organized outside the United States, (2) companies whose securities are principally traded outside of the United States and (3) foreign governments and agencies or instrumentalities of foreign governments.

INVESTMENT-GRADE SECURITIES: Securities rated, at the time of purchase, "investment grade" by a nationally-recognized statistical rating organization (NRSRO) (e.g. Baa or higher by Moody's Investors Service ("Moody's") or BBB or higher by Standard & Poor's ("S&P")) or unrated securities that the Adviser determines to be of comparable quality. (See Appendix A to the statement of additional information for an explanation of ratings.)

NON-DOLLAR SECURITIES:  Securities denominated or quoted in a foreign currency.

PRIMARILY: Where the description of a Portfolio indicates that it invests primarily in certain types of securities, this means that, under normal circumstances, it invests at least 65% of its total assets in such securities.

SAI: The Fund's statement of additional information, or SAI, contains additional information about the Fund and the Portfolios and has been filed with the Securities and Exchange Commission. Investors may obtain a free copy of the SAI by contacting the Fund at the toll-free number or address shown on the back cover page of this prospectus.

VALUE ORIENTED INVESTING: An investment strategy that involves seeking securities that:

     - Have low financial ratios (particularly stock price-to-book value, but also stock price-to-earnings and stock price-to-cash flow);

     - Can be acquired for less than what a subadviser believes is the issuer's intrinsic value; or

     - Appear attractive on a dividend discount model.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to a subadviser to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that a subadviser believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For most subadvisers, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.

                       APPENDIX B -- FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand each Portfolio's (except the All Pro Portfolios) financial performance for the past 5 years and for each All Pro Portfolio's financial performance for its period of operations (which commenced in 1998). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

                                                          MONEY MARKET PORTFOLIO
                                                             (FOR YEAR ENDED)
                                                -------------------------------------------
                                                1998     1997     1996(A)    1995     1994
                                                -----    -----    -------    -----    -----
Net asset value, beginning of period..........  $1.00    $1.00     $1.00     $1.00    $1.00
                                                -----    -----     -----     -----    -----
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income.......................    .05      .05       .05       .05      .04
                                                -----    -----     -----     -----    -----
     Total from investment operations.........    .05      .05       .05       .05      .04
LESS DISTRIBUTIONS:
  Dividends to shareholders from net
     investment income........................   (.05)    (.05)     (.05)     (.05)    (.04)
                                                -----    -----     -----     -----    -----
     Total Distributions......................   (.05)    (.05)     (.05)     (.05)    (.04)
                                                -----    -----     -----     -----    -----
Net asset value, end of period................  $1.00    $1.00     $1.00     $1.00    $1.00
                                                =====    =====     =====     =====    =====
     Total return.............................   5.29%    5.33%     5.15%     5.61%    3.81%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)............  91,453   64,339   54,197     34,165   21,040
  Ratios of expenses to average net
     assets(b)................................    .40%     .39%      .44%      .50%     .55%
  Ratios of net investment income to average
     net assets...............................   5.15%    5.21%     5.03%     5.47%    3.86%

-------------------------
(a) On May 1, 1996 the investment adviser was changed from Providentmutual Investment Management Company to Sentinel Advisors Company.

(b) Expense ratios before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1998, 1997, 1996, 1995 and 1994 were as follows: 0.42%, 0.39%, 0.44%, 0.50% and 0.59%, respectively.

                                                           GROWTH PORTFOLIO
                                                           (FOR YEAR ENDED)
                                            -----------------------------------------------
                                             1998     1997(A)     1996      1995      1994
                                            ------    -------    ------    ------    ------
Net asset value, beginning of period......  $19.46    $18.10     $16.36    $14.00    $14.09
                                            ------    ------     ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...................     .27       .35        .46       .47       .43
  Net realized and unrealized gain (loss)
     on investments.......................    1.97      3.49       2.54      3.41      (.10)
                                            ------    ------     ------    ------    ------
     Total from investment operations.....    2.24      3.84       3.00      3.88       .33
                                            ------    ------     ------    ------    ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net
     investment income....................    (.29)     (.38)      (.48)     (.46)     (.41)
  Dividends to shareholders from net
     capital gains........................   (2.59)    (2.10)      (.78)    (1.06)     (.01)
                                            ------    ------     ------    ------    ------
     Total distributions..................   (2.88)    (2.48)     (1.26)    (1.52)     (.42)
                                            ------    ------     ------    ------    ------
Net asset value, end of period............  $18.82     $19.46    $18.10    $16.36    $14.00
                                            ======    ======     ======    ======    ======
     Total Return.........................   13.70%    24.32%     19.58%    30.39%     2.40%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)........  315,299   267,389    198,948   161,899   115,191
  Ratios of expenses to average net
     assets(b)............................     .46%      .43%       .50%      .61%      .63%
  Ratios of net investment income to
     average net assets...................    1.53%     2.01%      2.80%     3.20%     3.10%
  Portfolio turnover rate.................      30%      108%        72%       61%       63%

-------------------------
(a) On May 1, 1997, the investment adviser was changed from Newbold's Asset Management, Inc. to Sentinel Advisors Company.

(b) Expense ratios before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1998, 1997, 1996, 1995 and 1994 were as follows: 0.47%, 0.43%, 0.50%, 0.61% and 0.67%, respectively.

                                                            BOND PORTFOLIO
                                                           (FOR YEAR ENDED)
                                            ----------------------------------------------
                                             1998      1997      1996      1995      1994
                                            ------    ------    ------    ------    ------
Net asset value, beginning of period......  $10.98    $10.67    $11.00    $ 9.73    $11.21
                                            ------    ------    ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...................     .63       .64       .63       .65       .62
  Net realized and unrealized gain (loss)
     on investments.......................     .25       .33      (.34)     1.27     (1.23)
                                            ------    ------    ------    ------    ------
       Total from investment operations...     .88       .97       .29      1.92      (.61)
                                            ------    ------    ------    ------    ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net
     investment income....................    (.64)     (.66)     (.62)     (.65)     (.60)
  Dividends to shareholders from net
     capital gains........................    (.00)     (.00)     (.00)     (.00)     (.27)
                                            ------    ------    ------    ------    ------
       Total distributions................    (.64)     (.66)     (.62)     (.65)     (.87)
                                            ------    ------    ------    ------    ------
Net asset value, end of period............  $11.22    $10.98    $10.67    $11.00    $ 9.73
                                            ======    ======    ======    ======    ======
       Total return.......................    8.22%     9.50%     2.86%    20.45%    (5.62)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)........  36,846    23,350    17,087    14,402    10,098
  Ratios of expenses to average net
     assets(a)............................     .53%      .57%       56%      .60%      .68%
  Ratios of net investment income to
     average net assets...................    6.03%     6.24%     6.08%     6.36%     6.14%
  Portfolio turnover rate.................     163%      105%      133%      206%      151%

-------------------------

(a) Expense ratios before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1998, 1997, 1996, 1995 and 1994 were as follows: 0.55%, 0.57%, 0.56%, 0.60% and 0.70%, respectively.

                                                        MANAGED PORTFOLIO
                                                        (FOR YEAR ENDED)
                                       ---------------------------------------------------
                                        1998       1997       1996       1995       1994
                                       -------    -------    -------    -------    -------
Net asset value, beginning of
  period.............................  $ 17.06    $ 14.68    $ 14.19    $ 11.94    $ 13.27
                                       -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income..............      .54        .54        .51        .55        .53
  Net realized and unrealized gain
     (loss) on investments...........     1.45       2.49       1.07       2.28       (.77)
                                       -------    -------    -------    -------    -------
     Total from investment
       operations....................     1.99       3.03       1.58       2.83       (.24)
                                       -------    -------    -------    -------    -------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net
     investment income...............     (.55)      (.53)      (.51)      (.57)      (.49)
  Dividends to shareholders from net
     capital gains...................     (.82)      (.12)      (.58)      (.01)      (.60)
                                       -------    -------    -------    -------    -------
     Total distributions.............    (1.37)      (.65)     (1.09)      (.58)     (1.09)
                                       -------    -------    -------    -------    -------
Net asset value, end of period.......  $ 17.68    $ 17.06    $ 14.68    $ 14.19    $ 11.94
                                       =======    =======    =======    =======    =======
     Total return....................    12.54%     21.23%     11.88%     24.43%     (1.82)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)...   67,805     56,068     43,431     36,002     29,363
  Ratios of expenses to average net
     assets(a).......................      .57%       .58%       .60%       .66%       .67%
  Ratios of net investment income to
     average net assets..............     3.22%      3.47%      3.68%      4.22%      4.34%
  Portfolio turnover rate............      203%        99%       106%       130%        75%

-------------------------

(a) Expense ratios before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1998, 1997, 1996, 1995 and 1994 were as follows: 0.58%, 0.58%, 0.60%, 0.66% and 0.73%, respectively.

                                                     AGGRESSIVE GROWTH PORTFOLIO
                                                           (FOR YEAR ENDED)
                                            ----------------------------------------------
                                             1998      1997      1996      1995      1994
                                            ------    ------    ------    ------    ------
Net asset value, beginning of period......  $22.19    $18.52    $17.38    $15.45    $15.45
                                            ------    ------    ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...................     .11       .17       .17       .20      (.01)
  Net realized and unrealized gain (loss)
     on investments.......................    1.50      3.72      3.03      1.86       .01
                                            ------    ------    ------    ------    ------
     Total from investment operations.....    1.61      3.89      3.20      2.06       .00
                                            ------    ------    ------    ------    ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net
     investment income....................    (.18)     (.18)     (.19)     (.00)     (.00)
  Dividends to shareholders from net
     capital gains........................   (1.71)     (.04)    (1.87)     (.13)     (.00)
                                            ------    ------    ------    ------    ------
     Total distributions..................   (1.89)     (.22)    (2.06)     (.13)     (.00)
                                            ------    ------    ------    ------    ------
Net asset value, end of period............  $21.91    $22.19    $18.52    $17.38    $15.45
                                            ======    ======    ======    ======    ======
     Total return.........................    7.99%    21.21%    21.00%    13.48%        0%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)........  56,495    48,574    34,098    23,822    15,430
  Ratios of expenses to average net assets
     (annualized)(a)......................     .61%      .63%      .68%      .76%      .86%
  Ratios of net investment income to
     average net assets (annualized)......     .56%      .95%     1.14%     1.32%    (.10)%
  Portfolio turnover......................      41%       37%       47%       89%       60%

-------------------------
(a) Expense ratios before reimbursement of expenses by affiliated insurance company and fee waivers by the administrator for the years ended December 31, 1998, 1997, 1996, 1995 and 1994 were as follows: 0.62%, 0.63%, 0.68%,
    0.76% and 0.89%, respectively.

                                                               SENTINEL GROWTH PORTFOLIO
                                                              (FOR YEAR OR PERIOD ENDED)
                                                            -------------------------------
                                                                                3/18/96(a)
                                                                                    TO
                                                             1998      1997      12/31/96
                                                            ------    ------    -----------
Net asset value, beginning of period......................  $14.59    $11.14         $10.00
                                                            ------    ------      ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...................................     .03       .04         .05
  Net realized and unrealized gain (loss) on
     investments..........................................    1.76      3.47        1.09
                                                            ------    ------      ------
     Total from investment operations.....................    1.79      3.51        1.14
                                                            ------    ------      ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net investment income....    (.04)     (.05)       (.00)
  Dividends to shareholders from net capital gains........   (2.91)     (.01)       (.00)
                                                            ------    ------      ------
     Total distributions..................................   (2.95)     (.06)       (.00)
                                                            ------    ------      ------
Net asset value, end of period............................  $13.43    $14.59         $11.14
                                                            ======    ======      ======
     Total return.........................................   15.98%    31.58%      11.40%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)........................  12,167     8,362       5,664
  Ratios of expenses to average net assets(c)
     (annualized).........................................     .82%      .90%        .90%
  Ratios of net investment income to average net assets
     (annualized).........................................     .23%      .36%        .57%
  Portfolio turnover......................................      87%      155%         75%

-------------------------
(a) Commencement of operations.
(b) Total returns for periods less than one year are not annualized.
(c) Expense ratio for the Sentinel Growth Portfolio before reimbursement of expenses by affiliated insurance company for the period ended December 31, 1998, 1997 and 1996 was as follows: 0.83%, 1.35% and 1.51% (annualized), respectively.

                                                             INTERNATIONAL PORTFOLIO
                                                                 (FOR YEAR ENDED)
                                                    ------------------------------------------
                                                     1998     1997     1996     1995     1994
                                                    ------   ------   ------   ------   ------
Net asset value, beginning of period..............  $13.61   $13.41   $12.86   $11.63   $11.87
                                                    ------   ------   ------   ------   ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...........................     .15      .11      .11      .16      .05
  Net realized and unrealized gain (loss) on
     investments..................................    1.14     1.08     1.23     1.45     (.02)
                                                    ------   ------   ------   ------   ------
     Total from investment operations.............    1.29     1.19     1.34     1.61      .03
                                                    ------   ------   ------   ------   ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net investment
     income.......................................    (.10)    (.11)    (.16)    (.07)    (.03)
  Dividends to shareholders from net capital
     gains........................................    (.95)    (.88)    (.63)    (.31)    (.24)
                                                    ------   ------   ------   ------   ------
     Total distributions..........................   (1.05)    (.99)    (.79)    (.38)    (.27)
                                                    ------   ------   ------   ------   ------
Net asset value, end of period....................  $13.85   $13.61   $13.41   $12.86   $11.63
                                                    ======   ======   ======   ======   ======
     Total return.................................   10.13%    9.66%   10.89%   14.31%     .26%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)................  71,363   62,513   50,955   36,642   26,212
  Ratios of expenses to average net
     assets(a)....................................    1.00%    1.02%    1.05%    1.15%    1.32%
  Ratios of net investment income to average
     net assets...................................    1.18%    1.13%    1.08%    1.21%     .76%
  Portfolio turnover..............................      37%      37%      35%      45%      32%

-------------------------

(a) Expense ratios before reimbursement of expenses by affiliated insurance company and fee waivers by the administrator for the years ended December 31, 1998, 1997, 1996, 1995 and 1994 were as follows: 1.00%, 1.02%, 1.05%,
    1.15% and 1.32%, respectively.

                     ADDITIONAL INFORMATION ABOUT THE FUND

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS:

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"):

The SAI, which contains additional information about the Fund, has been filed with the SEC and is incorporated herein by reference. Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

A free copy of the Fund's SAI and annual report may be obtained and further inquiries can be made by calling the Fund at 1-800-688-5177 or by writing to the Fund at 103 Bellevue Parkway, Wilmington, Delaware 19809.

Investment Company Act File No.: 811-4350

                            MARKET STREET FUND, INC.

                                   PROSPECTUS

                                  May 1, 1999

                            [ ]  The Money Market Portfolio

                            [ ]  The Growth Portfolio

                            [ ]  The Bond Portfolio

                            [ ]  The Managed Portfolio

                            [ ]  The Aggressive Growth Portfolio

                            [ ]  The International Portfolio

                            [ ]  All Pro Large Cap Growth Portfolio

                            [ ]  All Pro Small Cap Growth Portfolio

                            [ ]  All Pro Large Cap Value Portfolio

                            [ ]  All Pro Small Cap Value Portfolio

This prospectus provides essential information about these portfolios. For your benefit and protection, please read it and keep it for future reference.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED SHARES OF THE FUND OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               TABLE OF CONTENTS

OVERVIEW....................................................      2
ABOUT THE PORTFOLIOS........................................      4
  The Money Market Portfolio................................      4
  The Growth Portfolio......................................      6
  The Bond Portfolio........................................      8
  The Managed Portfolio.....................................     10
  The Aggressive Growth Portfolio...........................     12
  The International Portfolio...............................     14
INTRODUCTION TO THE ALL PRO PORTFOLIOS......................     16
  All Pro Large Cap Growth Portfolio........................     18
  All Pro Small Cap Growth Portfolio........................     19
  All Pro Large Cap Value Portfolio.........................     20
  All Pro Small Cap Value Portfolio.........................     21
RISKS OF INVESTING IN THE PORTFOLIOS........................     22
INVESTMENT TECHNIQUES.......................................     25
MANAGEMENT..................................................     29
DESCRIPTION OF THE FUND'S SHARES............................     35
OTHER INFORMATION...........................................     37
APPENDIX A -- TERMS USED IN THIS PROSPECTUS.................    A-1
APPENDIX B -- FINANCIAL HIGHLIGHTS..........................    B-1

                                    OVERVIEW

This prospectus describes ten Portfolios offered by the Fund. Each is a separate investment portfolio with its own investment objective or objectives, policies, restrictions and risks. An investor should consider each Portfolio separately to determine if it is an appropriate investment. There is no assurance that a Portfolio will achieve its investment objective or objectives, and investors should not consider any one Portfolio alone to be a complete investment program. As with all mutual funds, there is a risk that an investor could lose money by investing in a Portfolio.

The different types of securities, investments, and investment techniques used by each Portfolio all have attendant risks of varying degrees. For example, with respect to equity securities, there can be no assurance of capital appreciation and an investment in any stock is subject to the risk that the stock market as a whole may decline, thereby depressing the stock's price (market risk), or the risk that the price of a particular issuer's stock may decline due to its financial results (financial risk). With respect to debt securities, there exists the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time required by the instrument (credit risk, a type of financial risk). In addition, the value of debt and other income bearing securities generally rises and falls inversely with prevailing current interest rates (interest rate risk, a type of market risk). As described below, an investment in certain of the Portfolios entails special additional risks as a result of their ability to invest a substantial portion of their assets in foreign investments, or securities of issuers in new or emerging industries. See "Risks of Investing in the Portfolios," below.

The following chart provides a brief outline of the relative principal characteristics of each Portfolio:

                            MARKET STREET FUND, INC.

       NAME OF             GROWTH           INCOME         SHORT-TERM             TYPICAL
      PORTFOLIO           POTENTIAL        POTENTIAL          RISK              INVESTMENTS
----------------------  -------------   ---------------   -------------    ----------------------
Money Market..........  None            Low-to-Moderate   Low              Money Market
                                                                           Instruments
Growth................  High            Moderate          Moderate         Equity Securities of
                                                                           U.S. Companies
Bond..................  Moderate        Moderate          Moderate         Income Bearing Debt
                                                                           Securities
Managed...............  Moderate-High   Moderate          Moderate         Permissible
                                                                           Investments for Other
                                                                           Portfolios
Aggressive Growth.....  High            Low               High             Equity Securities of
                                                                           U.S. Companies
International.........  High            Low               High             Securities of Foreign
                                                                           Issuers
All Pro Large Cap
Growth................  High            Low               Moderate         Equity Securities of
All Pro Small Cap                                                          Large U.S. Companies
Growth................  High            Low               Moderate-High    Equity Securities of
All Pro Large Cap                                                          Small U.S. Companies
Value.................  High            Low               Moderate-High    Equity Securities of
All Pro Small Cap                                                          Large U.S. Companies
Value.................  High            Low               High             Equity Securities of
                                                                           Small U.S. Companies

The investment objective or objectives of each Portfolio are fundamental and may not be changed unless authorized by the vote of a majority of the outstanding voting shares of the Portfolio. The investment policies of each Portfolio are not fundamental and may be changed by the Fund's board of directors without shareholder approval, unless otherwise stated in this Prospectus or the statement of additional information.

Notwithstanding their investment objective(s), each Portfolio may, in unusual market conditions, for temporary defensive purposes, invest all or part of their assets in cash and/or money market instruments of the type in which the Money Market Portfolio may invest. To the extent that a Portfolio adopts a temporary defensive position, it may not achieve its investment objective.

SHARES OF THE FUND AND THE PORTFOLIOS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THE FUND AND THE PORTFOLIOS IS SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF MONEY INVESTED.

Shares of the Portfolios are only available through the purchase of certain variable annuity and variable life insurance contracts (the "variable contracts") issued by various life insurance companies, some of which may be affiliated persons of the Portfolios. This prospectus should be read in conjunction with the separate prospectus for each separate account and its related policy and retained for future reference.

See "Appendix A -- Terms Used in This Prospectus" for more information about some of the terms we use in this prospectus.

                              ABOUT THE PORTFOLIOS

[ ]  THE MONEY MARKET PORTFOLIO

INVESTMENT OBJECTIVE

Maximum current income consistent with capital preservation and liquidity.

PRIMARY INVESTMENT STRATEGIES

The Money Market Portfolio invests exclusively in dollar-denominated money market instruments that present minimal credit risks. These include U.S. government securities, bank obligations, repurchase agreements, commercial paper, and other corporate debt obligations. See Appendix A to the SAI for a complete discussion of the money market instruments in which the Portfolio may invest.

All of the Money Market Portfolio's money market instruments mature in 13 months or less. The average maturity of such securities, based on their weighted dollar value, does not exceed 90 days. The Portfolio intends to maintain a stable value of $1.00 per share. All of the Portfolio's assets are rated in the two highest short-term categories (or their unrated equivalents) by an NRSRO and 95% of its assets are rated in the highest category (or its unrated equivalent) by an NRSRO. A more detailed description of the rating categories is contained in the SAI.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

While the Money Market Portfolio only invests in high quality money market instruments, these investments are not entirely without risk. High quality money market instruments generally do not yield as high a level of income as longer-term or lower-grade securities. In addition, the yield of the Portfolio will vary with changes in interest rates. There is a remote possibility that the Portfolio's share value could fall below $1.00, which could reduce the value of an investment in the Portfolio.

To the extent that it invests in certain securities, the Money Market Portfolio may be affected by additional risks relating to REPURCHASE AGREEMENTS (credit risk) and WHEN-ISSUED SECURITIES (market, opportunity, and leverage risks). However, such risks are lessened by the high quality of the securities in which the Portfolio invests.

These risks are described in more detail later in this Prospectus. SHARES OF THE PORTFOLIO ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the Money Market Portfolio by showing changes in the Portfolio's performance from year to year over a 10- year period and by showing the Portfolio's average annual returns for one, five, and ten years. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

                                                                   MARKET STREET FUND BOND PORTFOLIO
                                                                   ---------------------------------
1989                                                                           9.02%
1990                                                                           8.00%
1991                                                                           5.69%
1992                                                                           3.18%
1993                                                                           2.59%
1994                                                                           3.81%
1995                                                                           5.61%
1996                                                                           5.15%
1997                                                                           5.33%
1998                                                                           5.29%

During the 10-year period shown in the bar chart, the highest return for a quarter was 2.31% (quarter ended June 30, 1989) and the lowest return for a quarter was 0.62% (quarter ended June 30, 1993). The Portfolio's seven day yield was 4.85% as of December 31, 1998.

         AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDED DECEMBER 31, 1998)     PAST ONE YEAR    PAST 5 YEARS    PAST 10 YEARS
   -----------------------------------------     -------------    ------------    -------------
Money Market Portfolio.........................      5.29%            5.04%           5.35%
90 Day Treasury Bill Rate......................      4.86%            4.96%           5.29%

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

[ ]  THE GROWTH PORTFOLIO

INVESTMENT OBJECTIVES

Intermediate and long-term growth of capital. A reasonable level of income is an important secondary objective.

PRIMARY INVESTMENT STRATEGIES

The Growth Portfolio invests primarily in common stocks of companies that the Adviser believes offer above-average intermediate and long-term growth potential. The Portfolio purchases securities only of companies that have:

     - A minimum level of sales/revenue of $50 million per year in at least one recent year

     - Profitable operations (i.e., have some net income before non-recurring gains or losses)

Generally, the Portfolio holds common stocks listed on national securities exchanges but it can hold up to 20% of its total assets in stocks only traded over-the-counter. The Portfolio also may invest in other equity securities and nonconvertible debt obligations. Often, the Adviser follows a VALUE ORIENTED investment strategy, which is discussed below on page 15.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The Growth Portfolio is subject to MARKET RISK and FINANCIAL RISK. For equity securities, market risk is the risk that the stock market as a whole may decline, depressing the price of securities in which the Portfolio invests. For equity securities, financial risk is the risk that the price of a particular issuer's stock may decline because of its financial results.

In addition to these general risks, the Growth Portfolio may be subject to greater volatility over short periods of time because of its intermediate and long-term focus. Certain of its investments may rise or fall based on investor perception and attitude rather than economic valuations.

These risks, and the risks associated with other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the Growth Portfolio by showing changes in the Portfolio's performance from year to year over a 10-year period and by showing how the Portfolio's average annual returns for one, five, and ten years compare to those of the S&P 500 Composite Stock Price Index (the "S&P 500 Index"). How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

                                                                  MARKET STREET FUND GROWTH PORTFOLIO
                                                                  -----------------------------------
1989                                                                           30.45%
1990                                                                            2.39%
1991                                                                           18.50%
1992                                                                            4.74%
1993                                                                            9.43%
1994                                                                            2.40%
1995                                                                           30.39%
1996                                                                           19.58%
1997                                                                           24.32%
1998                                                                           13.70%

During the 10-year period shown in the bar chart, the highest return for a quarter was 18.73% (quarter ended March 31, 1991) and the lowest return for a quarter was -11.73% (quarter ended September 30, 1998).

         AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDED DECEMBER 31, 1998)     PAST ONE YEAR    PAST 5 YEARS    PAST 10 YEARS
   -----------------------------------------     -------------    ------------    -------------
Growth Portfolio...............................    13.70%           17.68%          15.47%
S&P 500 Index..................................    28.72%           24.09%          19.22%

The S&P 500 Index is a widely recognized, unmanaged index of 500 U.S. common stocks.

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

[ ]  THE BOND PORTFOLIO

INVESTMENT OBJECTIVE

A high level of current income consistent with prudent investment risk.

PRIMARY INVESTMENT STRATEGIES

The Bond Portfolio invests in a diversified portfolio of marketable debt securities of U.S. and foreign issuers. At least 75% of the value of the Bond Portfolio's total investment in corporate debt securities (other than commercial paper) consists of investment-grade securities, and the remaining 25% may be invested in such securities rated one category below investment grade. Securities of foreign issuers are purchased only if they are investment grade, denominated in U.S. dollars, and pay any income in U.S. dollars.

The Bond Portfolio may purchase securities that carry certain equity features such as conversion or exchange rights or warrants for the acquisition of stock (of the same or of a different issuer) or participations based on revenues, sales or profits.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The Bond Portfolio is subject to MARKET RISK, CREDIT RISK and INTEREST RATE RISK. To the extent that it invests in certain securities, the Bond Portfolio may assume additional risks relating to LOWER QUALITY DEBT INSTRUMENTS, SHORT-TERM TRADING and SECURITIES OF FOREIGN ISSUERS. Lower quality debt instruments are subject to above-average interest rate risk and credit risk, tend to have a higher default rate, and are speculative with only an adequate capacity to repay principal and interest. Short-term trading may result in higher turnover and transaction expenses for the Portfolio. Securities of foreign issuers entail risks not associated with domestic securities. For example, foreign issuers often are subject to securities laws, and accounting and reporting practices, less stringent than those in the U.S., and they may be adversely impacted by political or economic instability or changes in currency exchange rates.

These risks, and the risks associated other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the Bond Portfolio by showing changes in the Portfolio's performance from year to year over a 10-year period and by showing how the Portfolio's average annual returns for one, five, and ten years compare to those of the Lehman Aggregate Bond Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

                                                                   MARKET STREET FUND BOND PORTFOLIO
                                                                   ---------------------------------
1989                                                                           10.57%
1990                                                                            7.70%
1991                                                                           13.93%
1992                                                                            5.95%
1993                                                                           10.32%
1994                                                                           -5.62%
1995                                                                           20.45%
1996                                                                            2.86%
1997                                                                            9.50%
1998                                                                            8.22%

During the 10-year period shown in the bar chart, the highest return for a quarter was 7.32% (quarter ended June 30, 1995) and the lowest return for a quarter was -4.18% (quarter ended March 31, 1994).

         AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDED DECEMBER 31, 1998)     PAST ONE YEAR    PAST 5 YEARS    PAST 10 YEARS
   -----------------------------------------     -------------    ------------    -------------
Bond Portfolio.................................     8.22%            6.74%           8.41%
Lehman Aggregate Bond Index....................     8.69%            7.27%           9.27%

The Lehman Aggregate Bond Index is a widely recognized, unmanaged index of bonds reflecting average prices in the bond market.

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

[ ]  THE MANAGED PORTFOLIO

INVESTMENT OBJECTIVE

As high a level of long-term total rate of return as is consistent with prudent investment risk.

PRIMARY INVESTMENT STRATEGIES

The Managed Portfolio invests in securities that are permissible investments of the Money Market, Growth, Bond, Aggressive Growth and International Portfolios. The Adviser may invest the Managed Portfolio's assets solely in common stocks, solely in debt securities, solely in money market instruments, or in a combination of these types of investments. At least 75% of the value of the Managed Portfolio's total investment in corporate debt securities (other than commercial paper) consists of investment-grade securities, and the remaining 25% may be invested in such securities rated one category below investment grade. The Managed Portfolio also may invest in securities of issuers located in countries with emerging economies and/or securities markets.

The Managed Portfolio's investment strategies may result in the Portfolio having a higher than average portfolio turnover rate. Higher portfolio turnover results in correspondingly increased brokerage expenses and other acquisition costs to the Portfolio.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The Managed Portfolio is subject to MARKET RISK, FINANCIAL RISK, CREDIT RISK and INTEREST RATE RISK. To the extent that it invests in certain securities, the Portfolio may assume additional risks relating to LOWER QUALITY DEBT INSTRUMENTS, SHORT-TERM TRADING, and SECURITIES OF FOREIGN ISSUERS AND NON-DOLLAR SECURITIES. Lower quality debt instruments are subject to above-average interest rate risk and credit risk, tend to have a higher default rate, and are speculative with only an adequate capacity to repay principal and interest. Short-term trading may result in higher turnover and transaction expenses for the Portfolio. Securities of foreign issuers and non-dollar securities entail risks not associated with domestic securities or dollar-denominated securities. For example, foreign issuers often are subject to securities laws, and accounting and reporting practices, less stringent than those in the U.S., and they may be adversely impacted by political or economic instability or changes in currency exchange rates.

In order to meet the Portfolio's investment objective, the adviser must determine the proper mix of equity, debt and money market securities. It may not properly ascertain the appropriate mix of securities for any particular economic cycle. Also, the timing of movements from one type of security to another could have a negative effect on the Portfolio's overall objective.

These risks, and the risks associated other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the Managed Portfolio by showing changes in the Portfolio's performance from year to year over a 10-year period and by showing how the Portfolio's average annual returns for one, five, and ten years compare to those of the S&P 500 Index and the Lehman Aggregate Bond Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

                                                                 MARKET STREET FUND MANAGED PORTFOLIO
                                                                 ------------------------------------
1989                                                                           14.65%
1990                                                                           -8.61%
1991                                                                           20.49%
1992                                                                           11.96%
1993                                                                           11.62%
1994                                                                           -1.82%
1995                                                                           24.43%
1996                                                                           11.88%
1997                                                                           21.23%
1998                                                                           12.54%

During the 10-year period shown in the bar chart, the highest return for a quarter was 13.32% (quarter ended March 31, 1991) and the lowest return for a quarter was -15.85% (quarter ended September 30, 1990).

         AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDED DECEMBER 31, 1998)     PAST ONE YEAR    PAST 5 YEARS    PAST 10 YEARS
   -----------------------------------------     -------------    ------------    -------------
Managed Portfolio..............................      12.54%          13.27%           11.54%
S&P 500 Index..................................      28.72%          24.09%           19.22%
Lehman Aggregate Bond Index....................       8.69%           7.27%            9.27%

The Portfolio's investments in equity securities are compared to the S&P 500 Index, a widely recognized, unmanaged index of 500 U.S. common stocks.

The Portfolio's investments in debt securities are compared to the Lehman Aggregate Bond Index, a widely recognized, unmanaged index of bonds reflecting average prices in the bond market.

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

[ ]  THE AGGRESSIVE GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

A high level of long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES

The Aggressive Growth Portfolio invests primarily in:

     - securities of companies in new or emerging industries

     - securities of small capitalization companies and/or unseasoned companies

Substantially all of the Portfolio's assets consist of equity securities of companies that the Adviser believes have better than average appreciation potential. The Adviser selects such securities on the basis of their appreciation potential without restriction as to their type.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The Aggressive Growth Portfolio invests in securities which generally entail above-average MARKET RISK and FINANCIAL RISK. The Portfolio also is subject to SMALL COMPANY RISK. Smaller companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. The prices of securities of smaller companies may fluctuate to a greater degree than the prices of securities of other issuers. Loss of money is a significant risk of investing in this Portfolio.

To the extent that it invests in certain securities, the Portfolio assume by additional risks relating to ADRs, GDRs and EDRs (i.e., the risks of investing in the securities of foreign issuers and non-dollar securities). Securities of foreign issuers and non-dollar securities entail risks not associated with domestic securities or dollar-denominated securities. For example, foreign issuers often are subject to securities laws, and accounting and reporting practices, less stringent than those in the U.S., and they may be adversely impacted by political or economic instability or changes in currency exchange rates.

These risks, and the risks associated other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the Aggressive Growth Portfolio by showing changes in the Portfolio's performance from year to year over a 9-year period and by showing how the Portfolio's average annual returns for one and five years, and the period since inception, compare to those of the Russell 2000 Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

                                                              MARKET STREET FUND AGGRESSIVE GROWTH PORTFOLIO
                                                              ----------------------------------------------
1990                                                                            10.77%
1991                                                                            56.33%
1992                                                                             2.58%
1993                                                                              5.2%
1994                                                                                0%
1995                                                                            13.48%
1996                                                                               21%
1997                                                                            21.21%
1998                                                                             7.99%

During the 9-year period shown in the bar chart, the highest return for a quarter was 27.72% (quarter ended March 31, 1991) and the lowest return for a quarter was -24.51% (quarter ended September 30, 1990).

        AVERAGE ANNUAL TOTAL RETURNS
 (FOR THE PERIODS ENDED DECEMBER 31, 1998)    PAST ONE YEAR    PAST 5 YEARS    FROM INCEPTION(1)
 -----------------------------------------    -------------    ------------    -----------------
Aggressive Growth Portfolio.................       7.99%          12.44%             13.75%
Russell 2000 Index*.........................      -3.45%          10.29%             10.21%

-------------------------

(1) The Portfolio commenced operations on May 1, 1989.

* Price appreciation only.

The Russell 2000 Index is a widely recognized, unmanaged index of small capitalization companies.

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

[ ]  THE INTERNATIONAL PORTFOLIO

INVESTMENT OBJECTIVE

Long-term growth of capital primarily through investments in a diversified portfolio of marketable equity securities of established foreign issuer companies.

PRIMARY INVESTMENT STRATEGIES

The International Portfolio invests primarily in equity securities of established foreign issuer companies and of companies organized in the United States but having their principal activities and interests outside the United States that the Adviser believes have potential for long-term capital growth. Many such securities are non-dollar securities. The Portfolio also may invest in other foreign issuer securities such as those of foreign governments or agencies or instrumentalities of foreign governments.

Under normal market conditions, the Portfolio invests at least 75% of its total assets in the securities of foreign issuers located (or, in the case of the securities, traded) in at least five different countries other than the United States. Nonetheless, under certain economic and business conditions the Portfolio may invest up to 35% of its total assets in the securities of issuers located (or, in the case of the securities, traded) in any one of the following countries:

     - Australia

     - Canada

     - France

     - Japan

     - The United Kingdom

     - Germany

The International Portfolio also may invest in securities of foreign issuers in the form of sponsored and unsponsored ADRs, EDRs and GDRs (see "Investment Techniques"). The International Portfolio also may, under normal market conditions, invest up to 35% of its total assets in investment-grade debt securities of foreign issuers. See "Risks of Investing in the Portfolios," below. The Portfolio engages in a VALUE ORIENTED investing strategy, which is discussed below on page 15.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The International Portfolio is subject to MARKET RISK and FINANCIAL RISK. The International Portfolio is subject to a significant degree of FOREIGN ISSUER AND NON-DOLLAR SECURITIES RISK. Securities of foreign issuers and non-dollar securities entail risks not associated with domestic securities or dollar-denominated securities. For example, foreign issuers often are subject to securities laws, and accounting and reporting practices, less stringent than those in the U.S., and they may be adversely impacted by political or economic instability or changes in currency exchange rates.

The Portfolio's investments in securities of issuers located in countries with emerging economies or securities markets entail EMERGING MARKETS RISK. The risks of investing in securities of foreign issuers and non-dollar securities are even greater in emerging markets than in Japan or most Western European countries. Emerging market countries are undergoing rapid development, and may lack the social, political and economic stability characteristic of more developed countries.

These risks, and the risks associated other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The bar chart and table shown below provide an indication of the risks of investing in the International Portfolio by showing changes in the Portfolio's performance from year to year over a 7-year period and by showing how the Portfolio's average annual returns for one and five years, and the period since inception, compare to those of the Morgan Stanley Capital International Europe, Australasia, Far East (EAFE) Index. How the Portfolio has performed in the past is not necessarily an indication of how the Portfolio will perform in the future.

                                                              MARKET STREET FUND INTERNATIONAL PORTFOLIO
                                                              ------------------------------------------
1992                                                                             7.3%
1993                                                                           36.11%
1994                                                                            0.26%
1995                                                                           14.31%
1996                                                                           10.89%
1997                                                                            9.66%
1998                                                                           10.13%

During the 7-year period shown in the bar chart, the highest return for a quarter was 15.71% (quarter ended December 31, 1998) and the lowest return for a quarter was -16.25% (quarter ended September 30, 1998).

        AVERAGE ANNUAL TOTAL RETURNS
 (FOR THE PERIODS ENDED DECEMBER 31, 1998)    PAST ONE YEAR    PAST 5 YEARS    FROM INCEPTION(1)
 -----------------------------------------    -------------    ------------    -----------------
International Portfolio.....................    10.13%            8.95%             9.22%
EAFE Index..................................    20.00%            9.19%             8.65%

-------------------------

(1) The Portfolio commenced operations on November 1, 1991.

The EAFE Index is a widely recognized, unmanaged index of more than 900 companies from Europe, Australia, Asia and the Far East. The EAFE Index reflects the prices of these common stocks translated into U.S. dollars with dividends reinvested net of any foreign taxes.

The performance information presented does not include the fees and charges associated with the variable contracts, and returns would have been lower if those fees and charges were included.

                     INTRODUCTION TO THE ALL PRO PORTFOLIOS

All four All Pro Portfolios seek long-term capital appreciation. They differ from the other Portfolios in that PIMC has selected a unique team of investment subadvisers for each All Pro Portfolio, and each such subadviser manages a segment of the relevant All Pro Portfolio's assets.

The All Pro Portfolios differ from each other in that two Portfolios -- the All Pro Large Cap Growth Portfolio and the All Pro Small Cap Growth
Portfolio -- pursue their investment objective through GROWTH ORIENTED investing, and two Portfolios -- the All Pro Large Cap Value Portfolio and the All Pro Small Cap Value Portfolio -- pursue their objective through VALUE ORIENTED investing. Within each pair, one Portfolio principally invests in securities with relatively large market capitalizations while the other principally invests in securities with relatively small market capitalizations.

VALUE ORIENTED INVESTING: An investment strategy that involves seeking securities that:

     - Exhibit low financial ratios (particularly stock price-to-book value, but also stock price-to-earnings and stock price-to-cash flow);

     - Can be acquired for less than what a subadviser believes is the issuer's intrinsic value; or

     - Appear attractive on a dividend discount model.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to a subadviser to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that a subadviser believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For most subadvisers, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.

GROWTH ORIENTED INVESTING: An investment approach that involves seeking securities of issuers with above average recent earnings growth rates and a reasonable likelihood of maintaining such rates in the foreseeable future. Generally such securities are those of well-established issuers with a strong competitive position within their industry or a competitive position within a very strong industry. One strategy for acquiring earnings growth potential is to acquire securities of companies that are in the early stages of establishing a competitive position within their industry. For some subadvisers, growth oriented investing also may involve fundamental research about particular companies in order to identify and take advantage of potential short-term earnings increases that are not reflected in the current price of their securities.

Each All Pro Portfolio is designed to resemble a benchmark stock index created by Wilshire Associates Incorporated. The indices are: Wilshire Large Growth Benchmark, Wilshire Small Growth Benchmark, Wilshire Large Value Benchmark and Wilshire Small Value Benchmark. The securities in each index, taken as a group, reflect a particular equity investment style; with the styles being defined according to both their growth orientation or value orientation and the range of market capitalization represented in the group.

PIMC selects two or more subadvisers for each All Pro Portfolio that PIMC believes can invest segments of the Portfolio in a manner such that the Portfolio overall will have characteristics and performance dynamics similar to its Wilshire Benchmark index. To this end, PIMC may select subadvisers that specialize in one or more, but not all, of the types of securities comprising the Benchmark index. By using several such subadvisers, PIMC can acquire the expertise that it believes will result in optimal performance for the Portfolio. PIMC has retained Wilshire Associates Incorporated to assist it in identifying potential subadvisers and performing the quantitative analysis necessary to assess such subadvisers' styles and performance.

[ ]  ALL PRO LARGE CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

Long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES

The Portfolio invests primarily in equity securities of companies among the 750 largest by market capitalization at the time of purchase, which the Advisers believe show potential for growth in future earnings.

Currently, different segments of the Portfolio's assets are managed as follows:

     - Approximately 50% of its assets are managed by an investment subadviser that uses economic analysis, quantitative modeling, and securities analysis to identify securities of companies with potential for future earnings growth, and uses in-depth fundamental research to narrow this list and determine which securities to purchase for the Portfolio.

     - Approximately 50% of its assets are managed by an investment subadviser that uses financial quality, sustainable growth, and downside volatility screens to eliminate issuers from consideration and purchases securities from the remaining issuers (which usually number between 200-300).

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The All Pro Large Cap Growth Portfolio is subject to MARKET RISK and FINANCIAL RISK. These risks, and the risks associated other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The All Pro Large Cap Growth Portfolio commenced operations in May 1998. Accordingly, we did not include a bar chart and average annual return information for the Portfolio. Please see "Appendix B -- Financial Highlights" for performance information with respect to the Portfolio.

[ ]  ALL PRO SMALL CAP GROWTH PORTFOLIO

INVESTMENT OBJECTIVE

Long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES

The Portfolio invests primarily in equity securities of companies included in the Wilshire 4500 Equity Index at the time of purchase, which the Advisers believe show potential for growth in future earnings.

Currently, different segments of the Portfolio's assets are managed as follows:

     - Approximately 40% of the Portfolio's assets are managed by an investment subadviser that seeks securities of companies with market capitalizations below $500 million that have established above-average growth, superior business positions and strong management.

     - Approximately 60% of the Portfolio's assets are managed by an investment subadviser that seeks securities of companies with market capitalizations below $1 billion by attempting to identify changes in companies or industries that often signal earnings growth, and companies most likely to benefit from those changes.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The All Pro Small Cap Growth Portfolio is subject to MARKET RISK and FINANCIAL RISK. Investments held by this Portfolio entail a significant degree of SMALL COMPANY RISK. Smaller companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. The prices of securities of smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.

These risks, and the risks associated other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The All Pro Small Cap Growth Portfolio commenced operations in May 1998. Accordingly, we did not include a bar chart and average annual return information for the Portfolio. Please see "Appendix B -- Financial Highlights" for performance information with respect to the Portfolio.

[ ]  ALL PRO LARGE CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE

Long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES

The Portfolio invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization at the time of purchase that the Advisers believe offer above-average potential for growth in future earnings.

Currently, different segments of the Portfolio's assets are managed as follows:

     - Approximately 45% of this Portfolio's assets are managed by an investment subadviser that seeks securities of companies with low risk and solid long-term growth potential through an investment process that integrates quantitative analysis and fundamental research.

     - Approximately 45% of the Portfolio's assets are managed by an investment subadviser that seeks securities of undervalued or overlooked companies regardless of industry sector through a value oriented process.

     - Approximately 10% of the Portfolio's assets are managed by an investment subadviser that seeks securities of issuers within each market sector of the Wilshire Large Value Benchmark, while maintaining beta and sector weightings of that benchmark. This investment subadviser attempts to identify the company characteristics currently being rewarded by the market.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The All Pro Large Cap Value Portfolio is subject to MARKET RISK and FINANCIAL RISK. These risks, and the risks associated other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The All Pro Large Cap Value Portfolio commenced operations in May 1998. Accordingly, we did not include a bar chart and average annual return information for the Portfolio. Please see "Appendix B -- Financial Highlights" for performance information with respect to the Portfolio.

[ ]  ALL PRO SMALL CAP VALUE PORTFOLIO

INVESTMENT OBJECTIVE

Long-term capital appreciation.

PRIMARY INVESTMENT STRATEGIES

The Portfolio invests primarily in undervalued equity securities of companies included in the Wilshire 4500 Equity Index at the time of purchase, which the Advisers believe offer above-average potential for growth in future earnings.

Currently, different segments of the Portfolio's assets are managed as follows:

     - Approximately 40% of the Portfolio's assets are managed by an investment subadviser that seeks securities of companies that have low price-to-operating earnings ratios that have strong prospect for future earnings growth. This subadviser generally avoids securities of companies with market capitalizations of less than $50 million or with little or no operating earnings.

     - Approximately 60% of the Portfolio's assets are managed by an investment subadviser that seeks securities of companies that have the potential for high returns.

PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIO

The All Pro Small Cap Value Portfolio is subject to MARKET RISK and FINANCIAL RISK. Investments held by the Portfolio entail a high degree of SMALL COMPANY RISK. Smaller companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. The prices of securities of smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.

These risks, and the risks associated other higher-risk securities and practices that the Portfolio may utilize, are described in more detail later in this Prospectus. Investors should carefully read "Risks of Investing in the Portfolios" and "Investment Techniques" below before investing in this Portfolio.

THE PORTFOLIO PERFORMANCE

The All Pro Small Cap Value Portfolio commenced operations in May 1998. Accordingly, we did not include a bar chart and average annual return information for the Portfolio. Please see "Appendix B -- Financial Highlights" for performance information with respect to the Portfolio.

                      RISKS OF INVESTING IN THE PORTFOLIOS

Each Portfolio is subject to the risk that it may not achieve its investment objective, and an investor may lose money (including the principal invested) by investing in it. No one Portfolio alone should be considered a complete investment program, and any Portfolio's performance could fall below that of other possible investments.

Because each Portfolio invests in a different mix of securities and employs a unique strategy for achieving its goals, the risks associated with each Portfolio will vary. While the actual performance of any mutual fund cannot be predicted, investors should consider the possible risks associated with a Portfolio's investments. Such risks include:

CORRELATION RISK. The risk that changes in the value of a hedging instrument or hedging technique will not match those of the asset being hedged (hedging is the use of one investment to offset the possible adverse effects of another investment).

CREDIT RISK. The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise not honor a financial obligation.

CURRENCY RISK. The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may adversely affect the value of an investment. Currency fluctuations may negatively impact a Portfolio's portfolio even if the foreign stock has not declined in value in its own currency. For example:

     - A decline in the dollar value of other currencies would reduce the value of certain portfolio investments denominated in such currencies

     - A Portfolio may have to sell portfolio securities to pay dividends to shareholders if the exchange rate for the currency in which a Portfolio receives interest payments declines against the U.S. dollar before such interest is paid to shareholders.

EXTENSION RISK. The risk that an unexpected rise in prevailing interest rates will extend the life of an outstanding mortgage-backed security by reducing the expected number of mortgage prepayments, typically reducing the security's value.

FINANCIAL RISK. For debt securities, credit risk. For equity securities, the risk that the issuer's earning prospects and overall financial position will deteriorate, causing a decline in the security's value.

RISKS OF INVESTING IN SECURITIES OF FOREIGN ISSUERS AND NON-DOLLAR
SECURITIES. Investments in the securities of foreign issuers or investments in non-dollar securities involve significant risks that are not typically associated with investing in U.S. dollar-denominated securities or securities of domestic issuers. Such investments may be affected by changes in currency exchange rates, changes in foreign or U.S. laws or restrictions applicable to such investments and in currency exchange control regulations. Some foreign stock markets (and other securities markets) may have substantially less volume than, for example, the New York Stock Exchange (or other domestic markets) and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in securities of foreign issuers and non-dollar securities may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. The inability of a Portfolio to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio investment or, if the Portfolio has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies, and there may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of cash or other assets of the Portfolio, or political or social instability or diplomatic developments which could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

The INTERNATIONAL PORTFOLIO and the MANAGED PORTFOLIO may invest in securities of issuers located in countries with emerging economies and/or securities markets. These countries are located in the Asia-Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures and institutions in many of these countries are undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries have in the past failed to recognize private property rights and have at times nationalized or expropriated assets of private companies. In addition, unanticipated political or social developments may affect the values of investments in these countries and the ability of a Portfolio to make additional investments in them. The small size, inexperience and limited trading volume of the securities markets in certain of these countries may also make investments in such countries more volatile and less liquid than investments in securities traded in markets in Japan and Western European countries. As a result, these Portfolios may be required to establish special custody or other arrangements before making certain investments in these countries. There may be little financial or accounting information available with respect to issuers located in certain of these countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. The laws of some foreign countries may limit the ability of these Portfolios to invest in securities of certain issuers located or doing business in these countries.

HEDGING RISK. When a Portfolio hedges an asset it holds, any gain or loss generated by the hedge should be substantially offset by losses or gains on the hedged asset. Hedging is a useful way to reduce or eliminate risk of loss, but it also reduces or eliminates the potential for investment gains.

INFORMATION RISK. The risk that key information about a security or market is inaccurate or unavailable.

INTEREST RATE RISK. The risk that the market value of a debt or other income-bearing security will decline because of changes in prevailing interest rates. Generally, a rise in interest rates typically causes the market values of such securities to decline, particularly fixed-rate securities.

RISKS OF INVESTING IN LOWER QUALITY DEBT INSTRUMENTS. Lower quality debt instruments usually pay a higher interest rate than investment-grade bonds, but with the higher interest rate comes higher risks. Lower quality debt instruments have the following characteristics:

     - Speculative with only an adequate capacity to pay principal and interest;

     - Tend to react more to changes in interest rates than do higher-rated securities;

     - Have a higher risk of default, tend to be less liquid, and may be more difficult to value;

     - Are issued by entities whose ability to make principal and interest payments is more likely to be affected by changes in economic conditions or other circumstances;

     - Have poor prospects for reaching investment-grade standing and may be in default;

     - May be more severely affected than some other financial instruments by economic recession or substantial interest rate increases, by changing public perceptions of the market, or by legislation that limits their use in connection with corporate reorganizations or limits their tax or other advantages; and

     - Are more likely to react to developments affecting market risk and financial risk than are higher quality debt instruments, which react primarily to movements in the general level of interest rates.

LEVERAGE RISK. The risks associated with securities or investment practices that enhance return (or loss) without increasing the amount of investment, such as buying securities on margin or using certain derivative contracts or derivative securities. A Portfolio's gain or loss on a leveraged position may be greater than the actual market gain or loss in the underlying security or instrument. A Portfolio may also incur additional costs in taking a leveraged position (such as interest on borrowings) that may not be incurred in taking a non-leveraged position.

LIQUIDITY RISK. The risk that certain securities or other investments may be difficult or impossible to sell at the time the Portfolio would like to sell them or at the price the Portfolio values them.

MANAGEMENT RISK. The risk that a strategy used by a Portfolio's Adviser does not produce the intended result. For example, the Adviser's judgment about the value or potential appreciation of a particular stock may prove to be incorrect.

MARKET RISK. The risk that the market value of a security may increase or decrease, sometimes rapidly and unpredictably, due to factors unrelated to the issuer. This risk is common to all stocks and bonds and the mutual funds that invest in them.

NATURAL EVENT RISK. The risk of losses attributable to natural disasters, crop failures and similar events.

OPPORTUNITY RISK. The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

POLITICAL RISK. The risk of losses directly attributable to government actions or political events of any sort. Foreign countries may experience political or social instability or diplomatic developments that could affect investments in those countries.

PREPAYMENT RISK. The risk that an unexpected fall in prevailing interest rates will shorten the life of an outstanding mortgage-backed security by increasing the expected number of mortgage prepayments, thereby reducing the security's return.

SMALL COMPANY RISK. The risk of investing in securities of smaller companies. Such smaller companies may have limited product lines, markets or financial resources and their securities may trade less frequently and in more limited volume than the securities of larger or more established companies. These companies are typically subject to a greater degree of changes in earnings and business prospects than are larger, more established issuers. As a result, the prices of securities of smaller companies may fluctuate to a greater degree than the prices of securities of other issuers. Although investing in securities of smaller companies offers potential for above-average returns, the risk exists that the companies will not succeed and the prices of the companies' shares could significantly decline in value.

SPECULATION RISK. Speculation involves assuming a higher than average risk of loss in anticipation of gain. If a Portfolio uses a derivative contract or derivative security to speculate rather than hedge, it is directly exposed to the risks of that derivative contract or security. Gains or losses from speculative positions in a derivative contract or security may be substantially greater than the derivative contract or security's original cost.

VALUATION RISK. The risk that the market value of an investment falls substantially below the Portfolio's valuation of the investment.

                             INVESTMENT TECHNIQUES

The Portfolios are permitted to use, within limits established by the Fund's directors, certain other securities and investment practices that have higher risks and opportunities associated with them. On the following pages are brief descriptions of these securities and practices, along with certain of their associated risks.

HIGHER-RISK SECURITIES AND PRACTICES

   SECURITY OR PRACTICE                DESCRIPTION                   RELATED RISKS
-----------------------------------------------------------------------------------------
American Depositary            ADRs are receipts typically    Market, currency,
Receipts (ADRs)                issued by a U.S. financial     information, natural event,
                               institution which evidence     and political risks (i.e.,
                               ownership of underlying        the risks of investing in
                               securities of foreign          foreign issuers and non-
                               corporate issuers.             dollar securities).
                               Generally, ADRs are in
                               registered form and are
                               designed for trading in
                               U.S. markets.
-----------------------------------------------------------------------------------------
Borrowing                      The borrowing of money from    Credit risk and interest
                               banks or through reverse       rate risks.
                               repurchase agreements. No
                               Portfolio will borrow money
                               for leveraging purposes.
-----------------------------------------------------------------------------------------
Writing Covered Call Option    A call option is the right     Interest rate, market,
Contracts on Securities        to purchase a security for     hedging, correlation,
                               an agreed-upon price at any    liquidity, credit, and
                               time prior to an expiration    opportunity risks.
                               date. By writing (selling)
                               a call option, a Portfolio
                               gives this right to a buyer
                               for a fee. A "covered" call
                               option contract is one
                               where the Portfolio owns
                               the securities subject to
                               the option so long as the
                               option is outstanding.
-----------------------------------------------------------------------------------------
Emerging Market Securities     Any securities primarily       Credit, market, currency,
                               traded on exchanges (or        information, liquidity,
                               other markets) located in,     interest rate, valuation,
                               or issued by companies         natural event, political
                               organized or primarily         risks and the risks of
                               operating in, countries        investing in securities of
                               with emerging economies        foreign issuers and
                               and/or securities markets      non-dollar securities.
                               (typically located in Asia,
                               the Asia-Pacific region,
                               Eastern Europe, Central and
                               South America and Africa).
-----------------------------------------------------------------------------------------

   SECURITY OR PRACTICE                DESCRIPTION                   RELATED RISKS
-----------------------------------------------------------------------------------------
European and Global            EDRs and GDRs are receipts     Market, currency,
Depositary Receipts (EDRs      evidencing an arrangement      information, natural event,
and GDRs)                      with a non-U.S. financial      and political risks (i.e.,
                               institution similar to that    the risks of investing in
                               for ADRs and are designed      securities of foreign
                               for use in non-U.S.            issuers and non-dollar
                               securities markets. EDRs       securities).
                               and GDRs are not
                               necessarily quoted in the
                               same currency as the
                               underlying security.
-----------------------------------------------------------------------------------------
Securities of Foreign          Securities of (1) companies    Market, currency,
Issuers                        organized outside the          information, interest rate,
                               United States, (2)             natural event, and
                               companies whose securities     political risks.
                               are principally traded
                               outside the United States,
                               and (3) foreign governments
                               or agencies and
                               instrumentalities of
                               foreign governments.
-----------------------------------------------------------------------------------------
Foreign Money Market           Short-term debt obligations    Market, currency,
Securities                     issued either by foreign       information, interest rate,
                               financial institutions or      natural event and political
                               by foreign branches of U.S.    risks.
                               financial institutions or
                               foreign issuers.
-----------------------------------------------------------------------------------------
Forward Foreign Currency       Contracts involving the        Currency, liquidity, credit
Exchange Contracts             right or obligation to buy     and leverage risks. When
                               or sell a given amount of      used for hedging, also has
                               foreign currency at a          hedging, correlation, and
                               specified price and future     opportunity risks.
                               date.
-----------------------------------------------------------------------------------------
Illiquid Assets                An investment that is          Liquidity, valuation and
                               difficult or impossible to     market risks.
                               sell at approximately the
                               time that a Portfolio would
                               like to sell it for the
                               price at which the
                               Portfolio values it.
-----------------------------------------------------------------------------------------
Non-Dollar Securities          Securities issued,             Currency and liquidity
                               denominated or quoted in       risks.
                               foreign currencies.
-----------------------------------------------------------------------------------------
Lower Quality Debt             Debt securities rated BB by    Credit, market, liquidity,
Instruments                    S&P or Ba by Moody's (or       valuation, and information
                               comparable unrated             risks, and risks of
                               securities).                   investing in lower-quality
                                                              debt instruments.
-----------------------------------------------------------------------------------------

   SECURITY OR PRACTICE                DESCRIPTION                   RELATED RISKS
-----------------------------------------------------------------------------------------
Equity Interests in Real       Pooled investment vehicles     Credit, market, financial,
Estate Investment Trusts       that invest primarily in       prepayment, extension and
(REITs)                        income producing real          interest rate risks.
                               estate or real estate
                               related loans or interests.
                               REITs may include operating
                               companies that invest in
                               and manage income-producing
                               real estate or real
                               estate-related businesses.
-----------------------------------------------------------------------------------------
Repurchase Agreements          The purchase of a security     Credit risk.
                               that the issuer agrees to
                               buy back later at the same
                               price plus interest.
-----------------------------------------------------------------------------------------
Reverse Repurchase             The lending of short-term      Leverage and credit risks.
Agreements                     debt securities; often used
                               to facilitate borrowing.
-----------------------------------------------------------------------------------------
Securities Lending             The lending of securities      Credit risk.
                               to financial institutions,
                               which provide cash or
                               government securities as
                               collateral.
-----------------------------------------------------------------------------------------
Short-Term Trading             Selling a security soon        Market risk.
                               after purchase or
                               purchasing it soon after it
                               was sold (a Portfolio
                               engaging in short-term
                               trading will have higher
                               turnover and transaction
                               expenses).
-----------------------------------------------------------------------------------------
Small Capitalization           Companies included in the      Market and small company
Companies                      Wilshire 4500 Equity Index     risk.
                               at the time of purchase.
-----------------------------------------------------------------------------------------
When-Issued Securities and     The purchase and sale of       Market, opportunity,
Forward Commitments            securities for delivery at     interest rate, credit, and
                               a future date; market value    leverage risks.
                               may change before delivery.
-----------------------------------------------------------------------------------------

HIGHER RISK SECURITIES AND PRACTICES TABLE. The following table shows each Portfolio's investment limitations with respect to certain higher risk securities and practices as a percentage of portfolio assets.

                                                                                                                   ALL
                                                                                              ALL PRO   ALL PRO    PRO    ALL PRO
                                                                         AGGRES-               LARGE     SMALL    LARGE    SMALL
                                               MONEY                      SIVE      INTER-      CAP       CAP      CAP      CAP
                                      GROWTH   MARKET   BOND   MANAGED   GROWTH    NATIONAL   GROWTH    GROWTH    VALUE    VALUE
                                      ------   ------   ----   -------   -------   --------   -------   -------   -----   -------
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT PRACTICES
---------------------------------------------------------------------------------------------------------------------------------
Borrowing; Reverse Repurchase
Agreements..........................    30       30      30       30        30        30         30        30       30       30
---------------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements...............     *        *       *        *         *         *          *         *        *        *
---------------------------------------------------------------------------------------------------------------------------------
REITs...............................    --       --      --       --        --        --         --        --       --       --
---------------------------------------------------------------------------------------------------------------------------------
Securities Lending..................    30       30      30       30        30        30         30        30       30       30
---------------------------------------------------------------------------------------------------------------------------------
Short-term Trading..................    --       --       *        *        --        --         --        --       --       --
---------------------------------------------------------------------------------------------------------------------------------
Smaller Capitalization Companies....     X        X       X       --         *         X          X         *        X        *
---------------------------------------------------------------------------------------------------------------------------------
When-Issued Securities; Forward
Commitments.........................    10       10      10       10        10        10         10        10       10       10
---------------------------------------------------------------------------------------------------------------------------------
CONVENTIONAL SECURITIES
---------------------------------------------------------------------------------------------------------------------------------
ADRs, EDRs and GDRs.................     X        X       *        *         *         *          *         *        *        *
---------------------------------------------------------------------------------------------------------------------------------
Lower Quality Debt Instruments......     X        X      25(2)    25(2)      X         X          X         X        X        X
---------------------------------------------------------------------------------------------------------------------------------
Securities of Foreign Issuers and
Non-Dollar Securities...............  -- 25      25      25       25     -- 25         *      -- 25     -- 25     -- 25   -- 25
---------------------------------------------------------------------------------------------------------------------------------
Emerging Market Securities..........     X        X       X        *         X         *          X         X        X        X
---------------------------------------------------------------------------------------------------------------------------------
Illiquid Assets(1)..................    15       10      15       15        15        15         15        15       15       15
---------------------------------------------------------------------------------------------------------------------------------
DERIVATIVE SECURITIES AND CONTRACTS
---------------------------------------------------------------------------------------------------------------------------------
Covered Call Options on
Securities..........................     *        X       X        *         *         X          *         *        *        *
---------------------------------------------------------------------------------------------------------------------------------
Forward Foreign Currency Exchange
Contracts...........................    --        *       *        *        --         *         --        --       --       --
---------------------------------------------------------------------------------------------------------------------------------

(1) Numbers in this row refer to net, rather than total, assets.

(2) May only invest up to 25% of the value of its corporate debt securities (other than commercial paper) in such securities.

LEGEND

30 A number indicates the maximum percentage of total assets (but see note 1) that the Portfolio is permitted to invest in that practice or type of security. Numbers in this table show allowable usage only; for actual usage, consult the Portfolio's annual and semi-annual reports.

* A bold check mark means that there is no policy limitation on the Portfolio's usage of that practice or type of security, and that the Portfolio may be currently using that practice or investing in that type of security.

-- A thin check mark means that the Portfolio is permitted to use that practice or invest in that type of security, but is not expected to do so on a regular basis.

X An "x" mark means that the Portfolio is not permitted to use that practice or invest in that type of security.

                                   MANAGEMENT

ADVISERS

Under the terms of each investment advisory agreement, the Advisers, at their own expense and subject to the supervision of the Fund's board of directors, provide the appropriate Portfolio(s) with investment advice and manage the investment and reinvestment of a Portfolio's assets. The Advisers also perform research services and evaluate statistical and financial data relevant to a Portfolio's investment policies, and provide the Fund's directors with regular reports as to a Portfolio's overall investment plan, schedule of investments and other assets, and recent purchases and sales by a Portfolio. The compensation (as a percentage of each Portfolio's average daily net assets) paid monthly by the Fund to PIMC or SAC, as applicable, is described in the table below.

MONEY MARKET, GROWTH, BOND, MANAGED, AND AGGRESSIVE GROWTH PORTFOLIOS. Sentinel Advisors Company serves as investment adviser for the Money Market, Growth, Bond, Managed, and Aggressive Growth Portfolios. SAC is located at One National Life Drive, Montpelier, Vermont 05604.

INTERNATIONAL PORTFOLIO. Providentmutual Investment Management Company serves as investment adviser for the International Portfolio. PIMC is located at 1050 Westlakes Drive, Berwyn, Pennsylvania 19312. PIMC has engaged The Boston Company Asset Management, Inc. to manage the investment and reinvestment of the International Portfolio's assets, subject to monitoring by PIMC and supervision by the Fund's board of directors. TBC is located at One Boston Place, Boston, MA 02108.

ALL PRO SMALL CAP GROWTH, ALL PRO LARGE CAP GROWTH, ALL PRO SMALL CAP VALUE, AND ALL PRO LARGE CAP VALUE PORTFOLIOS. PIMC serves as investment adviser for the All Pro Portfolios using a "manager of subadvisers" approach by which PIMC allocates each All Pro Portfolio's assets among two or more "specialist" investment subadvisers. PIMC selects investment subadvisers based on a continuing quantitative and qualitative evaluation of their skills and proven abilities in managing assets pursuant to a particular investment style. Short-term performance is not by itself a significant factor in selecting or terminating investment subadvisers, and therefore PIMC does not anticipate frequent changes in investment subadvisers. Criteria for employment of investment subadvisers includes, but is not limited to, proven discipline and thoroughness in pursuit of stated investment objectives, consistently above-average performance and an ability to preserve capital in declining markets, and the expertise and level of service of the investment subadviser's staff and organization. Investment subadvisers may have different investment styles and security selection disciplines.

PIMC monitors the performance of each investment subadviser and of each All Pro Portfolio and, to the extent it deems appropriate to achieve a Portfolio's investment objective, reallocates Portfolio assets among individual subadvisers or recommends to the Fund that a Portfolio employ or terminate particular investment subadvisers. The Fund and PIMC may employ or terminate subadvisers without shareholder approval. In the event that a new subadviser is employed for a Portfolio, investors in that Portfolio will be sent additional information about the subadviser.

PIMC has retained Wilshire Associates Incorporated ("Wilshire") as an investment management consultant to assist it in identifying and evaluating the performance of potential subadvisers for each of the All Pro Portfolios. Wilshire does not participate in the selection of portfolio securities for any Portfolio or in any way participate in the day-to-day management of the All Pro Portfolios or the Fund. Wilshire assists PIMC in gathering data and performing the quantitative analysis necessary to identify the styles and past performance of potential subadvisers. Wilshire also assists PIMC in performing similar ongoing quantitative analysis of the performance of each All Pro Portfolio's subadvisers and in determining whether changes in a subadviser would be desirable for a Portfolio. Wilshire is located at 1299 Ocean Avenue, Suite 700, Santa Monica CA 90401.

On behalf of the All Pro Portfolios, and after consultation with Wilshire, PIMC has selected each of the subadvisers listed below.

SUBADVISERS TO THE ALL PRO SMALL CAP GROWTH PORTFOLIO. The assets of the All Pro Small Cap Growth Portfolio are managed in part by Standish, Ayer and Wood ("SAW") and in part by Husic Capital Management ("Husic").

     SAW. SAW is located at One Financial Center, Boston, Massachusetts. It emphasizes companies under $500 million in market capitalization which have established a pattern of business success: above average growth, superior financial characteristics, superior business positions, and strong management. SAW has over $3.4 billion in equity assets under management.

     Husic. Husic, located at 555 California Street, Suite 2900, San Francisco, California, offers products across the market capitalization spectrum and is dedicated to growth style management. Husic manages more than $3.5 billion on behalf of institutions and individuals including nearly $400 million in its small-cap product.

SUBADVISERS TO THE ALL PRO LARGE CAP GROWTH PORTFOLIO. The assets of the All Pro Large Cap Growth Portfolio are managed in part by Cohen, Klingenstein & Marks, Inc. ("CKM") and in part by Geewax, Terker & Co. ("Geewax").

     CKM. CKM is an expert in large-capitalization growth equity management. CKM offers no other products. CKM, which is located at 2112 Broadway, Suite 417, New York, New York, currently manages approximately $2.9 billion in assets.

     Geewax. Geewax has expertise in large-capitalization growth equity management. Geewax is located at 99 Starr St., Phoenixville, Pennsylvania and provides portfolio management for $5.3 billion in assets.

SUBADVISERS TO THE ALL PRO SMALL CAP VALUE PORTFOLIO. As of the date of this prospectus, the assets of the All Pro Small Cap Value Portfolio are managed in part by 1838 Investment Advisors ("1838"), and in part by Denver Investment Advisors ("DIA").

     1838. 1838, located at 100 Matsonford Rd., Suite 320, Radnor, Pennsylvania, offers large core equity, fixed income, and international equity products in addition to its small capitalization equity strategy. 1838 is a wholly owned subsidiary of MBIA Inc. The majority of 1838's clients are institutional, while others are high net worth individuals. 1838 provides portfolio management for approximately $7.2 billion in assets.

     DIA. DIA, located at 1225 17th Street, Denver, Colorado, offers a small capitalization value approach that focuses on owning small capitalization stocks that have the potential for high returns and on reducing risk in the portfolio. DIA provides portfolio management for approximately $10.7 billion in assets.

SUBADVISERS TO THE ALL PRO LARGE CAP VALUE PORTFOLIO. The assets of the All Pro Large Cap Value Portfolio are managed in part by Equinox Capital Management, Inc. ("Equinox"), in part by Harris Associates, Inc. ("Harris"), and in part by Mellon Equity Associates, LLP ("Mellon Equity").

     Equinox. Equinox is entirely dedicated to large-capitalization value style management. Equinox, which is located at 590 Madison Ave., 41st Floor, New York, New York, manages approximately $13 billion on behalf of institutions and individuals.

     Harris. Harris has over 20 years of experience in managing money for institutional clients and high net worth individuals. Harris, which is located at 2 North LaSalle St., Suite 500, Chicago, Illinois, currently manages over $17.7 billion in assets.

     Mellon Equity. Mellon Equity, located at 500 Grant Street, Suite 4200, Pittsburgh, Pennsylvania is a Pennsylvania limited liability partnership. Mellon Bank, N.A. is the 99% limited partner and MMIP, Inc. is the 1% general partner of Mellon Equity. MMIP, Inc. is a wholly owned subsidiary of Mellon Bank, N.A. Mellon Equity manages all of its own research, portfolio management, marketing and client contact. Mellon Equity manages approximately $29 billion in assets.

COMPENSATION OF PIMC AND SAC

                                                                                     MAXIMUM
                                                           FEE PAID IN 1998        ANNUAL RATE
                                                           (AS % OF AVERAGE     (AS % OF AVERAGE
                  PORTFOLIO                    ADVISER    DAILY NET ASSETS)*    DAILY NET ASSETS)
                  ---------                    -------    ------------------    -----------------
Money Market.................................    SAC            0.25%                0.25%
Growth.......................................    SAC            0.32%                0.50%
Bond.........................................    SAC            0.35%                0.35%
Managed......................................    SAC            0.40%                0.40%
Aggressive Growth............................    SAC            0.44%                0.50%
International................................   PIMC            0.75%                0.75%
All Pro Small Cap Growth.....................   PIMC            0.90%                0.90%
All Pro Large Cap Growth.....................   PIMC            0.70%                0.70%
All Pro Small Cap Value......................   PIMC            0.90%                0.90%
All Pro Large Cap Value......................   PIMC            0.70%                0.70%

-------------------------

* With respect to each of the Portfolios (except the Money Market Portfolio and the All Pro Portfolios) the fee payable by a Portfolio to PIMC or SAC is graduated so that increases in the respective Portfolio's net assets may result in a lower fee and decreases in the Portfolio's net assets may result in a higher fee. The maximum annual rate payable to each Adviser is indicated by the right-hand column above. See "Management of the Fund" in the SAI for further information.

PORTFOLIO MANAGERS

MONEY MARKET, GROWTH, BOND, MANAGED, AND AGGRESSIVE GROWTH
PORTFOLIOS. Respecting the Money Market, Growth, Bond, Managed, and Aggressive Growth Portfolios, SAC employs a team approach in managing the Portfolios. The management teams are comprised of a lead portfolio manager, other portfolio managers and research analysts. Each team includes members with one or more areas of expertise and shares the responsibility for providing ideas, information and knowledge in managing the Portfolios. Rodney A. Buck, Chief Executive Officer of SAC, is also Chairman and Chief Executive Officer of National Life Investment Management Company, Inc., and Senior Vice President and Chief Investment Officer of NLIC. Mr. Buck has been employed by SAC or its affiliates since 1972. There are three investment management teams: an Equity Value Team, headed by Daniel J. Manion, Vice President of SAC; an Equity Growth Team, headed by Robert L. Lee, Senior Vice President of SAC; and a Fixed Income Team, headed by David M. Brownlee, Senior Vice President of SAC.

Each of Messrs. Buck, Manion, Lee and Brownlee is a Chartered Financial Analyst. Each of Messrs. Lee, Manion and Brownlee joined SAC in 1993.

GROWTH PORTFOLIO. The Growth Portfolio is managed by Mr. Manion. He has been a member of the Growth Portfolio management team since 1997, when SAC began managing the Portfolio.

MANAGED PORTFOLIO. The Managed Portfolio is managed by a team consisting of Mr. Buck, Mr. Manion and Richard D. Temple, Vice President of SAC. Mr. Buck has been the Portfolio's portfolio manager since 1993. Mr. Temple is a fixed income portfolio manager who has been employed by SAC or its affiliates since 1969.

MONEY MARKET PORTFOLIO. The Money Market Portfolio is managed by Mr. Temple and Darlene Coppola, Money Market Trader of SAC. Ms. Coppola has been employed by SAC or its affiliates since 1974.

BOND PORTFOLIO. The Bond Portfolio is managed by Mr. Temple and William C. Kane, Vice President of SAC. Mr. Temple has been the lead portfolio manager of the Bond Portfolio since 1985. Mr. Kane is a Chartered Financial Analyst, and has been employed by SAC or its affiliates since 1992. Prior to joining SAC, Mr. Kane was employed by Chase Manhattan Bank.

AGGRESSIVE GROWTH PORTFOLIO. The Aggressive Growth Portfolio is managed by Scott T. Brayman, Vice President of SAC, and Mr. Lee. Mr. Brayman and Mr. Lee have been the lead portfolio managers of the Portfolio since 1997. Mr. Brayman is a Chartered Financial Analyst, and has been with SAC since 1995. He has been involved with the Aggressive Growth Portfolio since he joined SAC. Prior to joining SAC, he was associated with Argyle Capital Management, Inc.

INTERNATIONAL PORTFOLIO. Sandor Cseh, Senior Vice President and Director of International of TBC, and D. Kirk Henry, Senior Vice President of TBC, have been the co-managers for the International Portfolio since 1991. Mr. Cseh has over 22 years experience in investment management. Mr. Henry has over 16 years experience in investment management.

ALL PRO PORTFOLIOS. Assets of each of the All Pro Portfolios are managed by two or more subadvisers that have contracted with PIMC to bring a specific asset management strategy to the management of that Portfolio. Sarah Lange, Vice President of PIMC, is the principal person responsible for evaluating the performance of subadvisers and recommending their employment or termination. Ms. Lange has a B.A. in Economics from Dickenson College and an M.B.A. from City University of New York. Ms. Lange is a chartered financial analyst, and has been with PIMC since 1983.

The table below summarizes the background data with respect to each subadviser's portfolio managers that provide the day to day management of the All Pro Portfolio's assets.

ALL PRO SMALL CAP        SAW:                     SAW's following investment professionals have
GROWTH PORTFOLIO:                                 served as portfolio managers to the All Pro Small
                                                  Cap Growth Portfolio since May 1, 1998: (1)
                                                  Nicholas S. Battelle, CFA: degrees from Duke
                                                  University and Columbia University Graduate
                                                  School of Business; Joined SAW in 1982 and began
                                                  investment experience in 1970; and (2) Jonathan
                                                  F. Stone: undergraduate degree from Brown
                                                  University and M.B.A. Harvard University; Joined
                                                  SAW in 1997, began investment experience in 1990.
                         Husic:                   Husic's following investment professionals have
                                                  served as portfolio managers to the All Pro Small
                                                  Cap Growth Portfolio since May 1, 1998: Frank J.
                                                  Husic, CFA: B.S. Mathematics, Youngstown State
                                                  University; M.S. in Industrial Administration,
                                                  Carnegie Mellon University; M.A. Economics,
                                                  University of Pennsylvania; founded Husic in
                                                  1986, began investment experience in 1971; and
                                                  Ronald J. Leong, CFA: B.S. with High Honors in
                                                  Banking and Finance, San Francisco State
                                                  University; Joined Husic in 1989, began
                                                  investment experience in 1989.

ALL PRO LARGE CAP        CKM:                     CKM's following investment professionals have
GROWTH PORTFOLIO:                                 served as portfolio managers to the All Pro Large
                                                  Cap Growth Portfolio since May 1, 1998: (1)
                                                  George M. Cohen: B.S. in Mathematics, Arizona
                                                  State University; Joined CKM in 1981, began
                                                  investment experience in 1974; (2) Thomas D.
                                                  Klingenstein: B.A. in History, Williams College;
                                                  and (3) Richard C. Marks: B.A. in Physics,
                                                  Adelphi University; Joined CKM in 1990, began
                                                  investment experience in 1979.
                         Geewax:                  Geewax's following investment professionals have
                                                  served as portfolio managers to the All Pro Large
                                                  Cap Growth Portfolio since May 1, 1998: (1) John
                                                  J. Geewax: B.S., M.B.A., J.D., Ph.D. (ABD),
                                                  University of Pennsylvania; Joined Geewax in
                                                  1982, began investment experience in 1980; and
                                                  (2) Christopher P. Ouimet: B.S., Albright
                                                  College; M.B.A., St. Joseph's University; Joined
                                                  Geewax in 1994, began investment experience in
                                                  1998.
ALL PRO SMALL CAP VALUE  DIA:                     Christianna Wood, CFA, Vice President and
PORTFOLIO:                                        Portfolio Manager, has served as portfolio
                                                  manager to the All Pro Small Cap Value Portfolio
                                                  since May 1, 1998. Ms. Wood received a B.A. Cum
                                                  Laude, Vassar College, and an M.B.A., New York
                                                  University, joined DIA in 1996, began investment
                                                  experience in 1981.
                         1838:                    1838's following investment professionals have
                                                  served as portfolio managers to the All Pro Small
                                                  Cap Value Portfolio since May 1, 1998: (1) Edwin
                                                  B. Powell: B.S., University of Illinois; Joined
                                                  1838 in 1994, began investment experience in
                                                  1963; (2) Cynthia R. Axelrod: B.S. and M.B.A.,
                                                  Drexel University; Joined 1838 in 1995, began
                                                  investment experience in 1988; and (3) J. Kelly
                                                  Flynn: A.B., Harvard University and M.B.A.,
                                                  Wharton School; joined 1838 in 1997, began
                                                  investment experience in 1990.
ALL PRO LARGE CAP VALUE  Equinox:                 Equinox's following investment professionals have
PORTFOLIO                                         served as portfolio managers to the All Pro Large
                                                  Cap Value Portfolio since May 1, 1998: (1) Ronald
                                                  J. Ulrich: Degrees in Engineering and Business
                                                  Administration, Lehigh University; M.B.A. in
                                                  Corporate Finance, New York University; Founded
                                                  Equinox in 1989, began investment experience in
                                                  1971; and (2) Wendy D. Lee, CFA: Summa Cum Laude
                                                  graduate from both Rutgers College and The
                                                  University of Chicago Graduate School of Business
                                                  with highest distinction in Economics, Finance
                                                  and Accounting; joined Equinox in 1992, began
                                                  investment experience in 1981.

                         Harris Associates:       Harris Associates' following investment
                                                  professionals have served as portfolio managers
                                                  to the All Pro Large Cap Value Portfolio since
                                                  May 1, 1998: (1) Robert H. Harper, CFA: B.S.,
                                                  University of Illinois; M.B.A., Northwestern
                                                  University; Joined Harris Associates in 1978,
                                                  began investment experience in 1969; and (2)
                                                  Michael J. Mangan, CPA, CFA: B.B.A., University
                                                  of Iowa; M.B.A., Northwestern University; joined
                                                  Harris Associates in 1997, began investment
                                                  experience in 1988.
                         Mellon Equity:           Mellon Equity's following investment
                                                  professionals have served as portfolio managers
                                                  to the All Pro Large Cap Value Portfolio since
                                                  May 1, 1998: (1) William P. Rydell, CFA: Degree
                                                  in Economics, Wabash College; M.B.A., University
                                                  of Michigan; Joined Mellon Equity in 1986, began
                                                  investment experience in 1973; (2) Robert A.
                                                  Wilk, CFA: B.S. in Management and Electrical
                                                  Engineering, M.I.T.; M.S. in Finance, M.I.T.;
                                                  Joined Mellon Equity in 1990, began investment
                                                  experience in 1971; (3) John R. O'Toole, CFA:
                                                  B.A. in Economics, University of Pennsylvania;
                                                  M.B.A. in Finance, University of Chicago; Joined
                                                  Mellon Equity in 1990, began investment
                                                  experience in 1979; (4) Ronald P. Gala, CFA:
                                                  Degree in Business Administration, Duquesne
                                                  University; M.B.A. in Finance, University of
                                                  Pittsburgh; Joined Mellon Equity in 1993, began
                                                  investment experience in 1984; and (5) Stephen A.
                                                  Falci, CFA: B.S. in Economics and M.B.A. in
                                                  Finance, New York University; Joined Mellon
                                                  Equity in 1994, began investment experience in
                                                  1981.

                        DESCRIPTION OF THE FUND'S SHARES

GENERAL

The Fund issues a separate class of shares of common stock for each Portfolio. The Fund may establish additional portfolios in the future and additional classes of shares for such new portfolios.

Based on current federal securities law requirements, the Fund expects that its insurance company shareholders will offer owners of their variable life insurance contracts and variable annuity contracts the opportunity to instruct such shareholders as to how to vote shares allocable to their contracts regarding certain matters, such as the approval of investment advisory agreements. Fund shares not attributable to variable life insurance or annuity contracts, or for which no timely instructions are received by insurance company shareholders, are voted by each insurance company in the same proportion as the voting instructions that are received by that company for all contracts of the company participating in each Portfolio. The voting instructions received from contract holders may be disregarded in certain circumstances that are described in the prospectuses for the variable contracts.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of each Portfolio (except the Money Market Portfolio) is normally determined once daily as of the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. New York time, on each day when the New York Stock Exchange is open for business. The net asset value of the Money Market Portfolio is normally determined once daily on each day that both the New York Stock Exchange and the Federal Reserve Bank are open for business. The New York Stock Exchange and the Federal Reserve Bank each is scheduled to be open Monday through Friday throughout the year, except for certain respective federal and other holidays. The net asset value of each Portfolio is computed by dividing the sum of the value of the Portfolio's securities, cash, and other assets, minus all liabilities, by the total number of outstanding shares of the Portfolio.

The value of each Portfolio's securities and assets, except those of the Money Market Portfolio and certain short-term debt securities held by any of the other Portfolios, is determined on the basis of their market values. All of the securities and assets of the Money Market Portfolio and short-term debt securities having remaining maturities of sixty days or less held by any of the other Portfolios are valued by the amortized cost method, which approximates market value. Investments for which market quotations are not readily available are valued at their fair value as determined in good faith by, or under authority delegated by, the Fund's board of directors. A Portfolio may invest in securities primarily listed on foreign exchanges that trade on days when the Portfolio does not price its shares. Therefore, the net asset value of the Portfolio's shares may change on days when shareholders may not be able to redeem Portfolio shares. See "Determination of Net Asset Value" in the SAI.

OFFER, PURCHASE AND REDEMPTION OF SHARES

Shares of the Fund are not available directly to the public. Currently, shares of the Fund are sold, without sales charge, at each Portfolio's net asset value per share, only to variable life insurance and variable annuity separate accounts of Provident Mutual Life Insurance Company ("Provident Mutual") and Providentmutual Life and Annuity Company of America ("PLACA"); and to variable life insurance separate accounts of National Life Insurance Company ("NLIC"). In the future, the Fund may offer shares of one or more of the Portfolios (including new portfolios that might be added to the Fund) to other separate accounts of Provident Mutual, PLACA or NLIC to support variable life insurance policies or variable annuity contracts, or shares may also be sold to other insurance company separate accounts to fund variable life insurance policies and variable annuity contracts. The price per share is based on the next daily calculation of net asset value after an order is placed.

Shares of the Portfolios are sold in a continuous offering and are authorized to be offered to insurance company separate accounts to support variable life insurance contracts and variable annuity contracts. Net premiums or net purchase payments under the respective contract or contracts are placed in one or more subaccounts of a separate account and the assets of each such separate account are invested in the shares of the Portfolio corresponding to that subaccount. A separate account purchases and redeems shares of the Portfolios for its subaccounts at net asset value without sales or redemption charges.

On each day that a Portfolio's net asset value is calculated, a separate account transmits to the Fund any orders to purchase or redeem shares of the Portfolio(s) based on the premiums, purchase payments, redemption (surrender) requests, and transfer requests from contract owners, annuitants, and beneficiaries that have been processed on that day. A separate account purchases and redeems shares of each Portfolio at the Portfolio's net asset value per share calculated as of the same day, although such purchases and redemptions may be executed the next morning. Money received by the Fund from a separate account for the purchase of shares of the International Portfolio may not be invested by that Portfolio until the day following the execution of such purchases.

Please refer to the separate prospectus for each separate account and its related contract for a more detailed description of the procedures whereby a contract owner, annuitant, or beneficiary may allocate his or her interest in a separate account to a subaccount using the shares of one of the Portfolios as an underlying investment medium.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

The Fund intends that each of the Portfolios will continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and will meet certain diversification requirements applicable to mutual funds underlying variable insurance products. For a discussion regarding what it means to qualify as a RIC and a general discussion concerning some of the possible tax consequences associated with the operation of the Fund, please refer to the section entitled "Taxes" in the SAI.

Shares of the Portfolios are offered only to insurance company separate accounts. Under the Code, no tax is imposed on an insurance company with respect to income of a qualifying separate account properly allocable to the value of eligible variable life insurance or variable annuity contracts. Accordingly, no gain or loss should be recognized on account of ordinary income or capital gains distributions to the Fund's insurance company shareholders or upon the sale or redemption of shares of the Portfolios. Please refer to the appropriate tax disclosure in the respective prospectuses for a separate account and its related contract for more information on the taxation of life insurance companies, separate accounts, as well as the tax treatment of variable life insurance and variable annuity contracts and the holders thereof.

For more information about the tax status of the Fund, see "Taxes" in the SAI.

                               OTHER INFORMATION

PREPARING FOR YEAR 2000

In providing investment advisory services to the Portfolios, each Adviser utilizes systems that may be affected by Year 2000 transition issues. The Advisers and the Portfolios also rely on service providers, including banks, custodians, administrators, transfer agents and distributors, that also may be affected. Each of the Advisers has developed, and is in the process of implementing, a Year 2000 transition plan, and is confirming that its service providers also are so engaged. The resources that are being devoted to this effort are substantial. It is difficult to predict with precision whether the amount of resources ultimately devoted, or the outcome of these efforts, will have any negative impact on the Advisers or the Portfolios. As of the date of this prospectus, it is not anticipated that a shareholder will experience negative effects on the shareholder's investment, or on the services provided in connection therewith, as a result of Year 2000 transition implementation. However, there can be no assurance that the Advisers will be successful, or that interaction with other service providers will not impair the Fund's or an Adviser's services at that time.

EURO CONVERSION

On January 1, 1999, 11 participating countries in the European Economic Monetary Union (Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, the Netherlands, Portugal, and Spain) adopted the Euro as their official currency. As of January 1, 1999, governments in participating countries issued new debt and redenominated existing debt in Euros, although corporations may choose whether to issue stocks or bonds in Euros or the national currency. The new European Central Bank (the "ECB") assumed responsibility for a uniform monetary policy in participating countries. Currency conversion occurs through a "triangulation" process whereby an amount denominated in one national currency is converted into Euros, which are then converted into the second national currency. The Euro conversion presents investors with unique risks and uncertainties, including: (1) the readiness of Euro payment, clearing, and other operational systems; (2) the legal treatment of debt instruments and financial contracts denominated in or referring to existing national currencies rather than the Euro; (3) exchange-rate fluctuations between the Euro and non-Euro currencies during the transition period of January 1, 1999 through December 31, 2001 and beyond; (4) potential U.S. tax issues with respect to Portfolio securities; and (5) the ECB's abilities to manage monetary policies among the participating countries. Three other EU member countries (Denmark, Greece, and the United Kingdom) may convert to the Euro at a later date. These and other factors could adversely affect the value of or income from Portfolio securities.

                  APPENDIX A -- TERMS USED IN THIS PROSPECTUS

ADVISER:  Any of the investment advisers to the Portfolios.

     - Providentmutual Investment Management Company (PIMC) serves as investment adviser to the International Portfolio and the All Pro Portfolios

     - The Boston Company Asset Management, Inc. (TBC) serves as investment subadviser to the International Portfolio

     - Several investment subadvisers serve as portfolio managers for the All Pro Portfolios

     - Sentinel Advisors Company (SAC) serves as investment adviser to the Growth, Money Market, Bond, Managed, and Aggressive Growth Portfolios

     - An investment management consultant, Wilshire Associates Incorporated, assists PIMC in identifying and evaluating sub-advisers to the All Pro Portfolios.

EQUITY SECURITIES: Equity securities include common stock, preferred stock, securities convertible or exchangeable into common stock, including convertible debt securities, convertible preferred stock and warrants or rights to acquire common stock.

FOREIGN ISSUERS: (1) Companies organized outside the United States, (2) companies whose securities are principally traded outside of the United States and (3) foreign governments and agencies or instrumentalities of foreign governments.

INVESTMENT-GRADE SECURITIES: Securities rated, at the time of purchase, "investment grade" by a nationally-recognized statistical rating organization (NRSRO) (e.g. Baa or higher by Moody's Investors Service ("Moody's") or BBB or higher by Standard & Poor's ("S&P")) or unrated securities that the Adviser determines to be of comparable quality. (See Appendix A to the statement of additional information for an explanation of ratings.)

NON-DOLLAR SECURITIES:  Securities denominated or quoted in a foreign currency.

PRIMARILY: Where the description of a Portfolio indicates that it invests primarily in certain types of securities, this means that, under normal circumstances, it invests at least 65% of its total assets in such securities.

SAI: The Fund's statement of additional information, or SAI, contains additional information about the Fund and the Portfolios and has been filed with the Securities and Exchange Commission. Investors may obtain a free copy of the SAI by contacting the Fund at the toll-free number or address shown on the back cover page of this prospectus.

                       APPENDIX B -- FINANCIAL HIGHLIGHTS
The financial highlights table is intended to help you understand each Portfolio's (except the All Pro Portfolios) financial performance for the past 5 years and for each All Pro Portfolio's financial performance for its period of operations (which commenced in 1998). Certain information reflects financial results for a single Portfolio share. The total returns in the table represent the rate that an investor would have earned on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, are included in the SAI, which is available upon request.

                                                              MONEY MARKET PORTFOLIO
                                                                 (FOR YEAR ENDED)
                                           -------------------------------------------------------------
                                             1998       1997       1996(A)        1995          1994
                                           --------   --------   -----------   -----------   -----------
Net asset value, beginning of period.....    $1.00      $1.00       $1.00           $1.00          $1.00
                                            ------     ------      ------      -----------   -----------
INCOME FROM INVESTMENT OPERATIONS:
  Net Investment Income..................      .05        .05         .05             .05            .04
                                            ------     ------      ------      -----------   -----------
     Total from investment operations....      .05        .05         .05             .05            .04
                                            ------     ------      ------      -----------   -----------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net
     investment income...................     (.05)      (.05)       (.05)           (.05)          (.04)
                                            ------     ------      ------      -----------   -----------
     Total Distributions.................     (.05)      (.05)       (.05)           (.05)          (.04)
                                            ------     ------      ------      -----------   -----------
Net asset value, end of period...........    $1.00      $1.00       $1.00           $1.00          $1.00
                                            ======     ======      ======      ===========   ===========
     Total return........................     5.29%      5.33%       5.15%           5.61%          3.81%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000).......   91,453     64,339      54,197          34,165         21,040
  Ratios of expenses to average net
     assets(b)...........................      .40%       .39%        .44%            .50%           .55%
  Ratios of net investment income to
     average net assets..................     5.15%      5.21%       5.03%           5.47%          3.86%

-------------------------

(a) On May 1, 1996 the investment adviser was changed from Providentmutual Investment Management Company to Sentinel Advisors Company.

(b) Expense ratios before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1998, 1997, 1996, 1995 and 1994 were as follows: 0.42%, 0.39%, 0.44%, 0.50% and 0.59%, respectively.

                                                           GROWTH PORTFOLIO
                                                           (FOR YEAR ENDED)
                                            -----------------------------------------------
                                             1998     1997(A)     1996      1995      1994
                                            ------    -------    ------    ------    ------
Net asset value, beginning of period......  $19.46    $18.10     $16.36    $14.00    $14.09
                                            ------    ------     ------    ------    ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...................     .27       .35        .46       .47       .43
  Net realized and unrealized gain (loss)
     on investments.......................    1.97      3.49       2.54      3.41      (.10)
                                            ------    ------     ------    ------    ------
     Total from investment operations.....    2.24      3.84       3.00      3.88       .33
                                            ------    ------     ------    ------    ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net
     investment income....................    (.29)     (.38)      (.48)     (.46)     (.41)
  Dividends to shareholders from net
     capital gains........................   (2.59)    (2.10)      (.78)    (1.06)     (.01)
     Total distributions..................   (2.88)    (2.48)     (1.26)    (1.52)     (.42)
                                            ------    ------     ------    ------    ------
Net asset value, end of period............  $18.82    $19.46     $18.10    $16.36    $14.00
                                            ======    ======     ======    ======    ======
     Total Return.........................   13.70%    24.32%     19.58%    30.39%     2.40%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)........  315,299   267,389    198,948   161,899   115,191
  Ratios of expenses to average net
     assets(b)............................     .46%      .43%       .50%      .61%      .63%
  Ratios of net investment income to
     average net assets...................    1.53%     2.01%      2.80%     3.20%     3.10%
  Portfolio turnover rate.................      30%      108%        72%       61%       63%

-------------------------

(a) On May 1, 1997, the investment adviser was changed from Newbold's Asset Management, Inc. to Sentinel Advisors Company.

(b) Expense ratios before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1998, 1997, 1996, 1995 and 1994 were as follows: 0.47%, 0.43%, 0.50%, 0.61% and 0.67%, respectively.

                                                                   BOND PORTFOLIO
                                                                  (FOR YEAR ENDED)
                                         -------------------------------------------------------------------
                                            1998          1997          1996          1995          1994
                                         -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of
  period..............................   $    10.98    $    10.67    $    11.00    $     9.73    $     11.21
                                         -----------   -----------   -----------   -----------   -----------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...............          .63           .64           .63           .65            .62
  Net realized and unrealized gain
     (loss) on investments............          .25           .33          (.34)         1.27          (1.23)
                                         -----------   -----------   -----------   -----------   -----------
       Total from investment
          operations..................          .88           .97           .29          1.92           (.61)
                                         -----------   -----------   -----------   -----------   -----------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net
     investment income................         (.64)         (.66)         (.62)         (.65)          (.60)
  Dividends to shareholders from net
     capital gains....................         (.00)         (.00)         (.00)         (.00)          (.27)
                                         -----------   -----------   -----------   -----------   -----------
       Total distributions............         (.64)         (.66)         (.62)         (.65)          (.87)
                                         -----------   -----------   -----------   -----------   -----------
Net asset value, end of period........   $    11.22    $    10.98    $    10.67    $    11.00    $      9.73
                                         ===========   ===========   ===========   ===========   ===========
       Total return...................         8.22%         9.50%         2.86%        20.45%         (5.62)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)....       36,846        23,350        17,087        14,402         10,098
  Ratios of expenses to average net
     assets(a)........................          .53%          .57%           56%          .60%           .68%
  Ratios of net investment income to
     average net assets...............         6.03%         6.24%         6.08%         6.36%          6.14%
  Portfolio turnover rate.............          163%          105%          133%          206%           151%

-------------------------

(a) Expense ratios before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1998, 1997, 1996, 1995 and 1994 were as follows: 0.55%, 0.57%, 0.56%, 0.60% and 0.70%, respectively.

                                                        MANAGED PORTFOLIO
                                                         (FOR YEAR ENDED)
                                     --------------------------------------------------------
                                       1998        1997        1996        1995        1994
                                     --------    --------    --------    --------    --------
Net asset value, beginning of
  period...........................   $17.06      $14.68      $14.19      $11.94      $13.27
                                      ------      ------      ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income............      .54         .54         .51         .55         .53
  Net realized and unrealized gain
     (loss) on investments.........     1.45        2.49        1.07        2.28        (.77)
                                      ------      ------      ------      ------      ------
     Total from investment
       operations..................     1.99        3.03        1.58        2.83        (.24)
                                      ------      ------      ------      ------      ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from
     net investment income.........     (.55)       (.53)       (.51)       (.57)       (.49)
  Dividends to shareholders from
     net capital gains.............     (.82)       (.12)       (.58)       (.01)       (.60)
                                      ------      ------      ------      ------      ------
     Total distributions...........    (1.37)       (.65)      (1.09)       (.58)      (1.09)
                                      ------      ------      ------      ------      ------
Net asset value, end of period.....   $17.68      $17.06      $14.68      $14.19      $11.94
                                      ======      ======      ======      ======      ======
     Total return..................    12.54%      21.23%      11.88%      24.43%      (1.82)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
     $(000)........................   67,805      56,068      43,431      36,002      29,363
  Ratios of expenses to average net
     assets(a).....................      .57%        .58%        .60%        .66%        .67%
  Ratios of net investment income
     to average net assets.........     3.22%       3.47%       3.68%       4.22%       4.34%
  Portfolio turnover rate..........      203%         99%        106%        130%         75%

-------------------------

(a) Expense ratios before reimbursement of expenses by affiliated insurance company for the years ended December 31, 1998, 1997, 1996, 1995 and 1994 were as follows: 0.58%, 0.58%, 0.60%, 0.66% and 0.73%, respectively.

                                                          AGGRESSIVE GROWTH PORTFOLIO
                                                                (FOR YEAR ENDED)
                                            --------------------------------------------------------
                                              1998        1997        1996        1995        1994
                                            --------    --------    --------    --------    --------
Net asset value, beginning of period......   $22.19      $18.52      $17.38      $15.45      $15.45
                                             ------      ------      ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income...................      .11         .17         .17         .20        (.01)
  Net realized and unrealized gain (loss)
     on investments.......................     1.50        3.72        3.03        1.86         .01
                                             ------      ------      ------      ------      ------
     Total from investment operations.....     1.61        3.89        3.20        2.06         .00
                                             ------      ------      ------      ------      ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net
     investment income....................     (.18)       (.18)       (.19)       (.00)       (.00)
  Dividends to shareholders from net
     capital gains........................    (1.71)       (.04)      (1.87)       (.13)       (.00)
                                             ------      ------      ------      ------      ------
     Total distributions..................    (1.89)       (.22)      (2.06)       (.13)       (.00)
                                             ------      ------      ------      ------      ------
Net asset value, end of period............   $21.91      $22.19      $18.52      $17.38      $15.45
                                             ======      ======      ======      ======      ======
     Total return.........................     7.99%      21.21%      21.00%      13.48%          0%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)........   56,495      48,574      34,098      23,822      15,430
  Ratios of expenses to average net assets
     (annualized)(a)......................      .61%        .63%        .68%        .76%        .86%
  Ratios of net investment income to
     average net assets (annualized)......      .56%        .95%       1.14%       1.32%       (.10)%
  Portfolio turnover......................       41%         37%         47%         89%         60%

-------------------------

(a) Expense ratios before reimbursement of expenses by affiliated insurance company and fee waivers by the administrator for the years ended December 31, 1998, 1997, 1996, 1995 and 1994 were as follows: 0.62%, 0.63%, 0.68%,
     0.76% and 0.89%, respectively.

                                                          INTERNATIONAL PORTFOLIO
                                                              (FOR YEAR ENDED)
                                          --------------------------------------------------------
                                            1998        1997        1996        1995        1994
                                          --------    --------    --------    --------    --------
Net asset value, beginning of period....   $13.61      $13.41      $12.86       $11.63     $11.87
                                           ------      ------      ------      ------      ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.................      .15         .11         .11         .16         .05
  Net realized and unrealized gain
     (loss) on investments..............     1.14        1.08        1.23        1.45        (.02)
                                           ------      ------      ------      ------      ------
     Total from investment operations...     1.29        1.19        1.34        1.61         .03
                                           ------      ------      ------      ------      ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net
     investment income..................     (.10)       (.11)       (.16)       (.07)       (.03)
  Dividends to shareholders from net
     capital gains......................     (.95)       (.88)       (.63)       (.31)       (.24)
                                           ------      ------      ------      ------      ------
     Total distributions................    (1.05)       (.99)       (.79)       (.38)       (.27)
                                           ------      ------      ------      ------      ------
Net asset value, end of period..........   $13.85      $13.61      $13.41      $12.86       $11.63
                                           ======      ======      ======      ======      ======
     Total return.......................    10.13%       9.66%      10.89%      14.31%        .26%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)......   71,363      62,513      50,955      36,642      26,212
  Ratios of expenses to average net
     assets(a)..........................     1.00%       1.02%       1.05%       1.15%       1.32%
  Ratios of net investment income to
     average net assets.................     1.18%       1.13%       1.08%       1.21%        .76%
  Portfolio turnover....................       37%         37%         35%         45%         32%

-------------------------

(a) Expense ratios before reimbursement of expenses by affiliated insurance company and fee waivers by the administrator for the years ended December 31, 1998, 1997, 1996, 1995 and 1994 were as follows: 1.00%, 1.02%, 1.05%,
     1.15% and 1.32%, respectively.

                                                                 ALL PRO LARGE CAP
                                                                  GROWTH PORTFOLIO
                                                               (FOR THE PERIOD ENDED)
                                                               ----------------------
                                                                    05/04/98(a)
                                                                         TO
                                                                      12/31/98
                                                               ----------------------
Net asset value, beginning of period........................           $10.00
                                                                       ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................................              .00
  Net realized and unrealized gain (loss) on investments....             1.77
                                                                       ------
     Total from investment operations.......................             1.77
                                                                       ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net investment income......             (.00)
  Dividends to shareholders from net capital gains..........             (.00)
                                                                       ------
     Total distributions....................................             (.00)
                                                                       ------
Net asset value, end of period..............................           $11.77
                                                                       ======
     Total return...........................................            17.70%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)..........................           14,307
  Ratios of expenses to average net assets(c)
     (annualized)...........................................              .90%
  Ratios of net investment income to average net assets
     (annualized)...........................................              .04%
  Portfolio turnover........................................               64%

-------------------------

(a)  Commencement of operations.

(b)  Total returns for periods less than one year are not annualized.

(c) Expense ratio before reimbursement of expenses by affiliated insurance company for the period ended December 31, 1998 was 0.92% (annualized).

                                                                 ALL PRO SMALL CAP
                                                                  GROWTH PORTFOLIO
                                                               (FOR THE PERIOD ENDED)
                                                               ----------------------
                                                                    05/04/98(a)
                                                                         TO
                                                                      12/31/98
                                                               ----------------------
Net asset value, beginning of period........................           $10.00
                                                                       ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................................             (.01)
  Net realized and unrealized gain (loss) on investments....             (.19)
                                                                       ------
     Total from investment operations.......................             (.20)
                                                                       ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net investment income......             (.00)
  Dividends to shareholders from net capital gains..........             (.00)
                                                                       ------
     Total distributions....................................             (.00)
                                                                       ------
Net asset value, end of period..............................           $ 9.80
                                                                       ======
     Total return...........................................            (2.00)%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)..........................            9,685
  Ratios of expenses to average net assets(c)
     (annualized)...........................................             1.24%
  Ratios of net investment income to average net assets
     (annualized)...........................................             (.14)%
  Portfolio turnover........................................               82%

-------------------------

(a)  Commencement of operations.

(b)  Total returns for periods less than one year are not annualized.

(c) Expense ratio before reimbursement of expenses by affiliated insurance company for the period ended December 31, 1998 was 1.25% (annualized).

                                                                 ALL PRO LARGE CAP
                                                                  VALUE PORTFOLIO
                                                               (FOR THE PERIOD ENDED)
                                                               ----------------------
                                                                    05/04/98(a)
                                                                         TO
                                                                      12/31/98
                                                               ----------------------
Net asset value, beginning of period........................           $10.00
                                                                       ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................................              .07
  Net realized and unrealized gain (loss) on investments....             (.17)
                                                                       ------
     Total from investment operations.......................             (.10)
                                                                       ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net investment income......             (.00)
  Dividends to shareholders from net capital gains..........             (.00)
                                                                       ------
     Total distributions....................................             (.00)
                                                                       ------
Net asset value, end of period..............................           $ 9.90
                                                                       ======
     Total return...........................................            (1.00)%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)..........................           15,616
  Ratios of expenses to average net assets(c)
     (annualized)...........................................              .95%
  Ratios of net investment income to average net assets
     (annualized)...........................................             1.31%
  Portfolio turnover........................................               39%

-------------------------

(a)  Commencement of operations.

(b)  Total returns for periods less than one year are not annualized.

(c) Expense ratio before reimbursement of expenses by affiliated insurance company for the period ended December 31, 1998 was 0.97% (annualized).

                                                                 ALL PRO SMALL CAP
                                                                  VALUE PORTFOLIO
                                                               (FOR THE PERIOD ENDED)
                                                               ----------------------
                                                                    05/04/98(a)
                                                                         TO
                                                                      12/31/98
                                                               ----------------------
Net asset value, beginning of period........................           $10.00
                                                                       ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income.....................................              .02
  Net realized and unrealized gain (loss) on investments....            (1.77)
                                                                       ------
     Total from investment operations.......................            (1.75)
                                                                       ------
LESS DISTRIBUTIONS:
  Dividends to shareholders from net investment income......             (.00)
  Dividends to shareholders from net capital gains..........             (.00)
                                                                       ------
     Total distributions....................................             (.00)
                                                                       ------
Net asset value, end of period..............................           $ 8.25
                                                                       ======
     Total return...........................................           (17.50)%(b)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period $(000)..........................            8,073
  Ratios of expenses to average net assets(c)
     (annualized)...........................................             1.28%
  Ratios of net investment income to average net assets
     (annualized)...........................................              .48%
  Portfolio turnover........................................               38%

-------------------------

(a)  Commencement of operations.

(b)  Total returns for periods less than one year are not annualized.

(c) Expense ratio before reimbursement of expenses by affiliated insurance company for the period ended December 31, 1998 was 1.36% (annualized).

                     ADDITIONAL INFORMATION ABOUT THE FUND

ANNUAL/SEMI-ANNUAL REPORTS TO SHAREHOLDERS:

Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION ("SAI"):

The SAI, which contains additional information about the Fund, has been filed with the SEC and is incorporated herein by reference. Information about the Fund (including the SAI) can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. Reports and other information about the Fund are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-6009.

A free copy of the Fund's SAI and annual report may be obtained and further inquiries can be made by calling the Fund at 1-800-688-5177 or by writing to the Fund at 103 Bellevue Parkway, Wilmington, Delaware 19809.

Investment Company Act File No.: 811-4350

                            MARKET STREET FUND, INC.
                              103 BELLEVUE PARKWAY
                              WILMINGTON, DE 19809
                                 1-800-688-5177

                      STATEMENT OF ADDITIONAL INFORMATION

                                  MAY 1, 1999

This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the Market Street Fund, Inc. prospectuses (each, a "Prospectus") dated May 1, 1999, and retained for future reference.

A copy of each Prospectus to which this Statement of Additional Information relates is available at no charge by writing to Market Street Fund, Inc. at the above address or by calling the telephone number listed above. Terms not defined in this SAI shall have the same meaning as given them in the Prospectus.

                            ------------------------

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
General Information and History.............................    2
Control Persons.............................................    2
Investment Objectives of the Portfolios.....................    2
Investment Restrictions.....................................    3
Investment Techniques and Risks.............................    4
Portfolio Turnover..........................................   12
Management of the Fund......................................   13
Investment Advisory and Other Services......................   14
Portfolio Transactions and Brokerage Allocation.............   20
Determination of Net Asset Value............................   21
Redemption of Shares........................................   23
Taxes.......................................................   23
Capital Stock...............................................   25
Code of Ethics..............................................   25
Other Services..............................................   26
Financial Statements........................................  F-1
Appendix A -- Description of Money Market Instruments and
  Commercial Paper and Bond Ratings.........................  A-1

                        GENERAL INFORMATION AND HISTORY

The Market Street Fund, Inc. (the "Fund") was incorporated in the state of Maryland on March 21, 1985. Each Portfolio of the Fund is an open-end diversified management investment company as such terms are defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a "series" type of mutual fund, the Fund issues separate classes (or series) of common stock for each portfolio representing fractional undivided interests in that portfolio. Currently there are eleven separate investment portfolios (each a "Portfolio," together, the "Portfolios"). An investor in a Portfolio is entitled to a pro-rata share of all dividends and distributions arising from the net income and capital gains on the investments of that Portfolio. An investor also shares pro-rata in any losses of that Portfolio. The Portfolios do not intend to concentrate their respective investments in a particular industry or group of industries.

The Fund serves as an investment medium for variable life insurance contracts and variable annuity contracts issued by Provident Mutual Life Insurance Company ("PMLIC"), Providentmutual Life and Annuity Company of America ("PLACA") and National Life Insurance Company ("NLIC") of Montpelier, Vermont. NLIC is located at One National Life Drive, Montpelier, Vermont 05604. Each of PMLIC and PLACA is located at 1050 Westlakes Drive, Berwyn, PA 19312. Other than the shares sold directly to PMLIC to seed the Managed, Aggressive Growth, International, All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth and All Pro Small Cap Value Portfolios, and to NLIC to seed the Sentinel Growth Portfolio, shares of the Fund currently are sold only to separate accounts of Provident Mutual and PLACA and to variable life insurance separate accounts of NLIC. In the future, shares of the Fund may also be sold to separate accounts of other affiliated or unaffiliated insurance companies in order to fund variable annuity contracts or variable life insurance policies.

                                CONTROL PERSONS

As of the date of this SAI, NLIC and certain separate accounts supporting variable contracts issued by PMLIC and PLACA, respectively, are the only shareholders of the Portfolios. As the primary holders of the Portfolios' shares, PMLIC, PLACA and NLIC together currently control the Fund. PMLIC and PLACA will continue to control the Fund until other insurance companies, selling significant amounts of variable life insurance and variable annuities, have made substantial investments in Fund shares. For purposes of voting on matters submitted to shareholders, any person who controls a mutual fund may be able to significantly influence the outcome of any shareholder vote. However, each of PMLIC, PLACA and NLIC generally votes the relevant shares at the shareholders' meetings in accordance with the timely instructions received from owners of variable contracts having contract values allocated to the relevant separate accounts.

As of March 31, 1999, no policy holder owned a policy or contract which individually or in the aggregate had a total interest in any Portfolio of more than 5%. As of March 31, 1999, the officers and directors of the Fund as a group did not beneficially own as policy holders more than a 1% interest in any Portfolio.

                    INVESTMENT OBJECTIVES OF THE PORTFOLIOS

The investment objective or objectives of each Portfolio are set forth below. They are fundamental and may not be changed unless authorized for each Portfolio by the vote of a "1940 Act majority" of the outstanding voting shares of the affected Portfolio, voting separately. Approval by a "1940 Act majority" of a Portfolio's outstanding voting securities means the approval by the lesser of
(i) more than 50% of the Portfolio's outstanding voting securities, or (ii) 67% or more of the Portfolio's outstanding voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Portfolio are present (in person or by proxy) (hereinafter referred to as a "1940 Act Vote").

NAME OF PORTFOLIO                                            INVESTMENT OBJECTIVE
-----------------                                            --------------------
Money Market Portfolio....................    Maximum current income consistent with capital
                                              preservation and liquidity.
Growth Portfolio..........................    Intermediate and long-term growth of capital. A
                                              reasonable level of income is an important
                                              secondary objective.
Bond Portfolio............................    A high level of current income consistent with
                                              prudent investment risk.
Managed Portfolio.........................    As high a level of long-term total rate of return
                                              as is consistent with prudent investment risk.
Aggressive Growth Portfolio...............    A high level of long-term capital appreciation.
Sentinel Growth Portfolio.................    Long-term growth of capital.
International Portfolio...................    Long-term growth of capital primarily through
                                              investments in a diversified portfolio of
                                              marketable equity securities of established foreign
                                              issuer companies.
All Pro Large Cap Growth Portfolio........    Long-term capital appreciation.
All Pro Small Cap Growth Portfolio........    Long-term capital appreciation.
All Pro Large Cap Value Portfolio.........    Long-term capital appreciation.
All Pro Small Cap Value Portfolio.........    Long-term capital appreciation.

                            INVESTMENT RESTRICTIONS

The following specific restrictions supplement the discussion of the Portfolios' investment objectives and policies set forth in each Prospectus.

The Fund has adopted the following fundamental restrictions relating to the investment of assets of the eleven Portfolios. These restrictions may not be changed except by holders of a 1940 Act majority of outstanding voting shares of each Portfolio affected. The Fund's fundamental investment restrictions provide that no Portfolio of the Fund may:

        (1) with respect to 75% of the Portfolio's total assets, purchase securities of an issuer (other than the U.S. Government, its agencies or instrumentalities), if (a) such purchase would cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer, or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio;

        (2) invest 25% or more of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or any of its agencies or instrumentalities);

        (3) borrow money, except a Portfolio may (a) borrow from banks (as defined in the 1940 Act) or through reverse repurchase agreements in amounts up to 30% of its total assets (including the amount borrowed), (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and (d) purchase securities on margin to the extent permitted by applicable law;

        (4) make loans, except through (a) the purchase of debt obligations in accordance with the Portfolio's investment objective and policies, (b) repurchase agreements with banks, broker-dealers and other financial institutions, and (c) loans of securities as permitted by applicable law;

        (5) underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Portfolio may be considered an underwriting;

        (6) purchase, hold or deal in real estate, although a Portfolio may purchase and sell securities that are secured by real estate or interests therein, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by a Portfolio as a result of the ownership of securities;

        (7) invest in commodities or commodity contracts, except that the Portfolio may invest in currency and financial instruments and contracts that are commodities or commodity contracts; or

        (8) issue senior securities to the extent such issuance would violate applicable law.

The following restrictions are not fundamental policies and may be changed without the approval of the outstanding voting shares of the affected Portfolio. No Portfolio may:

        (1) sell securities short or maintain a short position except for short sales against the box; or

        (2) invest more than 25% of the value of its total assets in the securities of foreign issuers and non-dollar securities. This policy does not apply to the International Portfolio; or

        (3) acquire any security which is not readily marketable if more than 15% of the net assets of the Portfolio (other than the Money Market Portfolio), and 10% of the net assets of the Money Market Portfolio, taken at market value, would be invested in such securities.

Except for the limitations on borrowing from banks, if the above percentage restrictions are adhered to at the time of investment, a later increase or decrease in such percentage resulting from a change in values of securities or amount of net assets will not be considered a violation of any of the foregoing restrictions.

                        INVESTMENT TECHNIQUES AND RISKS

The following disclosure supplements the discussion of the Portfolios' investment objectives and policies set forth in the Prospectus.

TEMPORARY DEFENSIVE POSITIONS

Notwithstanding their investment objective(s), each of the Portfolios may, for temporary defensive purposes to preserve capital, invest all or part of their assets in cash and/or money market instruments of the type in which the Money Market Portfolio may invest. For temporary defensive purposes to preserve capital, the International Portfolio may hold part or all of its assets in foreign currency or in non-dollar short-term debt securities.

REPURCHASE AGREEMENTS

Each of the Portfolios may invest in repurchase agreements with member banks of the Federal Reserve System or with dealers in U.S. Government securities. A repurchase agreement customarily obligates the seller at the time it sells securities to the Portfolio to repurchase the securities at a mutually agreed upon price and date (ordinarily a week or less). The total amount received on repurchase would be calculated to exceed the price paid by the Portfolio, reflecting an agreed upon market rate of interest for the period from the time of the repurchase agreement to the settlement date, and would not necessarily be related to the interest rate on the underlying securities. The underlying securities are ordinarily U.S. Government securities, but may consist of other securities in which the respective Portfolios may otherwise invest. Each Portfolio (except the Money Market Portfolio) will not invest more than 15%, and the Money Market Portfolio will not invest more than 10%, of its net assets in repurchase agreements which have maturities of more than seven days and will not invest in repurchase agreements with maturities of over 30 days. Repurchase agreements will be fully collateralized at all times and interest on the underlying security will not be taken into account for valuation purposes. Under no circumstances will a Portfolio enter into a repurchase agreement with an Adviser or an affiliate of an Adviser.

The primary risk of investing in repurchase agreements is that, to the extent that the proceeds from any sale of the underlying securities and other collateral relating to a repurchase agreement upon a default in the obligation to repurchase were less than the repurchase price, the Portfolio would suffer a loss. The

Portfolio might also incur disposition costs in connection with liquidating its collateral and, if bankruptcy proceedings are commenced with respect to the seller, realization upon the collateral by the Portfolio may be delayed or limited and a loss (including loss of interest on or principal of the security) may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings. To minimize the possibility of losses due to the default or bankruptcy of the seller, the Fund has adopted standards of credit worthiness for all parties with which the Fund enters into repurchase agreements and will review compliance by such parties periodically.

BORROWING

Each of the Portfolios may borrow from banks or through reverse repurchase agreements in amounts up to 30% of its total assets (including the amount borrowed). Each Portfolio also may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, and may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and purchase securities on margin to the extent permitted by applicable law. No Portfolio will borrow money for leveraging purposes, and no Portfolio will purchase additional securities while its borrowings exceed the above specified limits. As required by the Investment Company Act of 1940, each Portfolio will maintain continuous asset coverage of at least 300% of the amount borrowed. In the event that a Portfolio's asset coverage falls below 300%, the Portfolio may be required to sell securities within three days to reduce the amount of its borrowing and restore the 300% asset coverage. Such sales of securities may occur at a time that is disadvantageous for a Portfolio.

REVERSE REPURCHASE AGREEMENTS

The Portfolios may enter into reverse repurchase agreements with banks and broker-dealers. These agreements have the characteristics of borrowing and involve the sale of securities held by a Portfolio with an agreement to repurchase the securities at an agreed upon date and price that reflects a rate of interest paid for the use of funds for the period. Such transactions are advantageous only if the Portfolios have the opportunity to earn a greater rate of interest on the cash derived from the transaction than the interest cost of obtaining that cash. The Portfolios may be unable to realize a rate of return from the use of the proceeds equal to or greater than the interest expense of the repurchase agreement. Thus, the Portfolios intend to enter into such agreements only when it appears advantageous to do so. The use of reverse repurchase agreements may magnify any increase or decrease in the value of the Portfolios' investments. The Portfolios' custodian will maintain, in a segregated account, fully liquid securities of each Portfolio that have a value equal to or greater than the respective Portfolio's commitments under reverse repurchase agreements. The value of securities subject to reverse repurchase agreements will not exceed 30% of the value of the respective Portfolio's total assets. Under no circumstances will a Portfolio enter into a reverse repurchase agreement with an Adviser or any affiliate of an Adviser.

COVERED CALL OPTION CONTRACTS

The Growth, Managed, Aggressive Growth and All Pro Portfolios may engage in certain limited options strategies. These options strategies are limited to writing (selling) covered call options which are traded on a domestic securities exchange with respect to securities in which a Portfolio may invest and entering into "closing purchase transactions" in order to terminate its obligation as a writer of a call option prior to the expiration of the option. A Portfolio will not write a call option if the securities covered by such options exceed 25% of the Portfolio's total assets at that time. Moreover, in order to maintain qualification for treatment as a regulated investment company for federal income tax law purposes, the writing of covered calls may be further limited.

A covered call option gives the purchaser of the option the right to purchase the underlying security from a Portfolio at a fixed exercise price at any time prior to the expiration of the option, regardless of the market price of the security during the option period. As consideration for the option, the purchaser pays the Portfolio a premium, which the Portfolio retains whether or not the option is exercised. A covered call option will benefit a Portfolio if, over the option period, the underlying security declines in value or does not appreciate above the aggregate value of the exercise price plus the premium. However, the Portfolio risks the loss of profits if the underlying security appreciates above the aggregate value of the exercise price and premium.

So long as a Portfolio remains obligated as a writer of a call, it forgoes the opportunity to profit from increases in the market price of the underlying security above the call price. The Portfolio may close out a covered call option position by purchasing on the same exchange a call option on the same security, with the same exercise price and the same expiration date as the call previously written on that security. Although writing only call options which are traded on a national securities exchange increases the likelihood of being able to make closing purchase transactions, there is no assurance that the Portfolio will be able to do so at any particular time or at an acceptable price. Depending upon the premium paid for the option relative to the premium received on the option written, the Portfolio may realize a profit or loss on a closing transaction. The writing of call options could result in increases in the turnover rate of the Portfolio, especially during periods when market prices of the underlying securities appreciate, which could result in higher brokerage costs. In addition, brokerage commissions will be paid by the Portfolio on both the establishment and closing out of an option position.

A Portfolio may write covered call options on particular portfolio securities when it believes that the market value of those securities will either decline or will not increase over the period covered by the option. In this manner, the Portfolio hopes that the option price received (net of transaction costs) may offset any decline in the market value of the security or otherwise generate income for the Portfolio. To the extent income is generated, writing covered call options generally will help to achieve the Growth Portfolio's secondary objective of a reasonable level of income, but does not further the Portfolio's primary objective of achieving intermediate and long-term growth of capital, except to the extent that it "hedges" against capital losses. The investment program for the Aggressive Growth Portfolio is expected to produce only modest current income, if any, and such income will not be a basic part of the Portfolio's objective but will be merely incidental.

SHORT-TERM TRADING

Other than the Bond Portfolio and the Managed Portfolio, the Portfolios do not expect to trade in securities for short-term gains. Notwithstanding this, an Adviser may, from time to time, make short-term investments when it believes that such investments will benefit a Portfolio and may dispose of any investment without regard to the length of time that the investment has been held. The Bond Portfolio intends to use short-term trading of securities if it believes the transactions net of costs (including any commission) will benefit its portfolio for the purposes of:

        (a) Avoiding potential depreciation in the value of a security held in the portfolio where the Portfolio anticipates that it may decline in market value as a result of unfavorable earnings trends and/ or unfavorable investment environment; or

        (b) Increasing the return by taking advantage of yield disparities between various fixed-income securities in order to realize capital gains or improved income on the portfolio.

ILLIQUID ASSETS

No Portfolio (other than the Money Market Portfolio) may invest more than 15%, and the Money Market Portfolio may not invest more than 10%, of the value of its net assets in securities that are not readily marketable. This limit does not apply to a Portfolio's investment in securities purchased or sold pursuant to Rule 144A under the Securities Act of 1933 which the Board of Directors has determined are liquid. This restriction does apply to repurchase agreements maturing in more than seven days. This restriction also applies to securities received as a result of a corporate reorganization or similar transaction affecting readily marketable securities already held by the Fund's Portfolios.

INVESTMENT-GRADE SECURITIES

Investment-grade securities include securities rated, at the time of purchase, "investment grade" by a nationally-recognized statistical rating organization ("NRSRO") (e.g., Baa or higher by Moody's Investors Service ("Moody's") or BBB or higher by Standard & Poor's Corporation ("Standard & Poor's")) or unrated securities that the Adviser determines to be of comparable quality. (See Appendix A to this SAI for an explanation of ratings.) Unrated securities of a quality comparable to rated securities may nonetheless trade in the market at a discount from the price of comparable rated securities.

LOWER QUALITY DEBT INSTRUMENTS

Up to 25% of the total assets of each of the Bond and the Managed Portfolios may be invested in lower quality debt instruments (rated BB by Standard & Poor's or Ba by Moody's, or comparable unrated securities). Furthermore, debt instruments with higher ratings, and especially those rated as investment-grade but not high quality (i.e., rated BBB by Standard & Poors or Baa by Moody's) may, after purchase by either Portfolio, have their ratings lowered due to the deterioration of the issuer's financial position. In the event that the rating of a bond held by either Portfolio drops below BBB or Baa, the decision whether to retain or dispose of the bond will be made on a case by case basis. However, in no event will the amount of assets held in lower quality debt instruments be greater than that set forth above.

Lower quality debt instruments entail certain risks. Lower-rated debt instruments are subject to market risk and are considered, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the higher rating categories. In some cases such securities may be highly speculative, have poor prospects for reaching investment-grade standing and be in default. The market values of such securities tend to reflect market risk and credit risk, as well as individual corporate developments, to a greater extent than do higher-rated securities, which react primarily to fluctuations in the general level of interest rates. Such lower-rated securities also tend to be more sensitive to economic conditions than higher-rated securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, regarding lower-rated bonds may depress prices and liquidity for such securities. To the extent a Portfolio invests in these securities, factors adversely affecting the market value of lower-quality, high-yielding securities will adversely affect a Portfolio's net asset value.

Lower-rated, high-yielding securities may be issued by corporations in the growth stage of their development. They may also be issued in connection with a corporate reorganization or as part of a corporate takeover. Companies that issue such high-yielding securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with higher-rated securities. For example, during an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of high-yielding securities may experience financial stress. During such periods, such issuers may not have sufficient revenues to meet their interest payment obligations. The issuer's ability to service its debt obligations may also be adversely affected by specific corporate developments, the issuer's inability to meet specific projected business forecasts, or the unavailability of additional financing. The risk of loss due to default by the issuer is significantly greater for the holders of high-yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuers.

A Portfolio may have difficulty disposing of certain high-yielding securities for which there is a thin trading market. Because not all dealers maintain markets in all high-yielding securities, there is no established retail secondary market for many of these securities, and the Fund anticipates that they could be sold only to a limited number of dealers or institutional investors. To the extent there is a secondary trading market for high-yielding securities, it is generally not as liquid as that for higher-rated securities. The lack of a liquid secondary market for certain securities may make it more difficult for the Fund and its Board of Directors to obtain accurate market quotations for purposes of valuing a Portfolio's assets. Market quotations are generally available on many high-yield issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales.

The market for high-yielding securities has not weathered a major economic recession, and it is not known how one might affect that market. It is likely, however, that any such recession could severely affect the market for and the values of such securities, as well as the ability of the issuers of such securities to repay principal and pay interest thereon. Moreover, such a recession could also increase the incidence of defaults of high-yielding securities.

A Portfolio may acquire high-yielding securities that are sold without registration under the federal securities laws and therefore carry restrictions on resale. A Portfolio may incur special costs in disposing of such securities, but will generally incur no costs when the issuer is responsible for registering the securities.

A Portfolio also may acquire high-yielding securities during an initial underwriting. Such securities involve special risks because they are new issues. The Fund has no arrangement with any person concerning the acquisition of such securities, and the Adviser will carefully review the credit and other characteristics pertinent to such new issues.

From time to time, there have been proposals for legislation designed to limit the use of certain high-yielding securities in connection with leveraged buy-outs, mergers and acquisitions, or to limit the deductibility of interest payments on such securities. Such proposals, if enacted into law, could generally reduce the market for such securities, could negatively affect the financial condition of issuers of high-yielding securities by removing or reducing a source of future financing, and could negatively affect the value of specific high-yield issues. However, the likelihood of any such legislation or the effect thereof is uncertain.

As savings and loan associations dispose of their portfolios of lower quality debt instruments pursuant to the Financial Institutions Reform Recovery and Enforcement Act of 1989, the general market and prices for such securities should be adversely affected.

FOREIGN SECURITIES

FOREIGN SECURITIES GENERALLY. Investments in the securities of foreign issuers or investments in non-dollar securities may offer potential benefits not available from investments solely in securities of domestic issuers or dollar denominated securities. Such benefits may include the opportunity to invest in foreign issuers that appear to offer better opportunity for long-term capital appreciation or current earnings than investments in domestic issuers, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States, and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets.

Investing in non-dollar securities or in the securities of foreign issuers involves significant risks that are not typically associated with investing in U.S. dollar denominated securities or in securities of domestic issuers. Such investments may be affected by changes in currency rates, changes in foreign or U.S. laws, or restrictions applicable to such investments and in exchange control regulations. For example, a decline in the currency exchange rate would reduce the value of certain portfolio investments. In addition, if the exchange rate for the currency in which a Portfolio receives interest payments declines against the U.S. dollar before such interest is paid as dividends to shareholders, the Portfolio may have to sell portfolio securities to obtain sufficient cash to pay such dividends. A Portfolio may purchase or sell foreign currency and forward foreign currency exchange contracts to hedge its foreign currency exposure; however, such techniques also entail certain risks. Some foreign stock markets may have substantially less volume than, for example, the New York Stock Exchange and securities of some foreign issuers may be less liquid than securities of comparable domestic issuers. Commissions and dealer mark-ups on transactions in foreign investments may be higher than for similar transactions in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, on certain occasions, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions. For example, delays in settlement could result in temporary periods when a portion of the assets of a Portfolio are uninvested and no return is earned thereon. The inability of a Portfolio to make intended investments due to settlement problems could cause it to miss attractive investment opportunities. Inability to dispose of portfolio securities or other investments due to settlement problems could result either in losses to a Portfolio due to subsequent declines in value of the portfolio investment or, if the Portfolio has entered into a contract to sell the investment, could result in possible liability to the purchaser.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There may be less publicly available information about a foreign issuer than about a domestic one. In addition, there is generally less government regulation of stock exchanges, brokers, and listed and unlisted issuers in foreign countries than in the United States. Furthermore, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, imposition of withholding taxes on dividend or interest payments, limitations on the removal of funds or other assets of a Portfolio, or political or social instability or diplomatic developments that could affect investments in those countries. Individual foreign economies also may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

INVESTMENTS IN ADRS, EDRS AND GDRS. Many securities of foreign issuers are represented by ADRs, EDRs and GDRs. The Bond Portfolio, the International Portfolio, the Managed Portfolio, the Aggressive Growth Portfolio and the All Pro Portfolios may invest in ADRs, EDRs and GDRs. ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a foreign correspondent bank. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the United States on exchanges or over-the-counter and are sponsored and issued by domestic banks. ADRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. To the extent that a Portfolio acquires ADRs through banks that do not have a contractual relationship with the foreign issuer of the security underlying the ADR to issue and service such ADRs, there may be an increased possibility that the Portfolio would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. However, by investing in ADRs rather than directly in the stock of foreign issuers, a Portfolio will avoid currency risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the United States for ADRs quoted on a national securities exchange or the National Association of Securities Dealers national market system. The information available for ADRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which standards are more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security.

INVESTMENTS IN EMERGING MARKETS. The International Portfolio and the Managed Portfolio may invest in securities of issuers located in countries with emerging economies and or securities markets. These countries are located in the Asia-Pacific region, Eastern Europe, Central and South America and Africa. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks of foreign investment, generally including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the values of these Portfolios' investments in those countries and the availability to the Portfolio of additional investments in those countries.

The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in those countries may also make the International, Managed or an All Pro Portfolio's investments in such countries illiquid and more volatile than investments in Japan or most Western European countries, and a Portfolio may be required to establish special custody or other arrangements before making certain investments in those countries. There may be little financial or accounting information available with respect to issuers located in certain of such countries, and it may be difficult as a result to assess the value or prospects of an investment in such issuers. The laws of some foreign countries may limit the ability of the International or Managed Portfolio to invest in securities of certain issuers located in those countries.

FOREIGN CURRENCY TRANSACTIONS

To the extent that a Portfolio invests in foreign securities, the value of its assets as measured in United States dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Portfolio may incur costs in connection with conversions between various currencies.

The Portfolios will conduct foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through the use of forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract will involve an obligation by the Fund to purchase or sell a specific amount of currency at a future date, which may be any fixed number of days, from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirements, and no commissions are charged at any stage for trades. Neither type of foreign currency transaction will eliminate fluctuations in the prices of each Portfolio's securities or prevent loss if the prices of such securities should decline.

The Portfolios may enter into forward foreign currency exchange contracts only under two circumstances. First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. A Portfolio will then enter into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying securities transactions. In this manner a Portfolio will be better able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the securities are purchased or sold and the date on which payment is made or received.

Second, when the Adviser believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of dollars, the amount of foreign currency approximating the value of some or all of a Portfolio's securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. The Portfolios do not intend to enter into such forward contracts under this second circumstance on a regular or continuous basis. The Portfolios will also not enter into such forward contracts or maintain a net exposure to such contracts when the consummation of the contracts would obligate a Portfolio to deliver an amount of foreign currency in excess of the value of the Portfolio's securities or other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of the respective

Portfolio. The Portfolios' custodian bank segregates cash or equity or debt securities in an amount not less than the value of each Portfolio's total assets committed to forward foreign currency exchange contracts entered into under this second type of transaction. If the value of the securities segregated declines, additional cash or securities are added so that the segregated amount is not less than the amount of the respective Portfolio's commitments with respect to such contracts. Under normal circumstances, the Portfolios expect that any appreciation (depreciation) on such forward exchange contracts will be approximately offset by the (depreciation) appreciation in translation of the underlying foreign investment arising from fluctuations in foreign currency exchange rates.

The Portfolios will recognize the unrealized appreciation or depreciation from the fluctuation in a foreign currency forward contract as an increase or decrease in the respective Portfolio's net assets on a daily basis, thereby providing an appropriate measure of each Portfolio's financial position and changes in financial position.

REAL ESTATE INVESTMENT TRUSTS

The Portfolios may invest in shares of real estate investment trusts ("REITs"). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs generally are classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. A Portfolio will indirectly bear its proportionate share of any expenses paid by REITs in which it invests in addition to the expenses paid by the Portfolio.

Investing in REITs involves certain unique risks. Equity REITs may be affected by changes in the value of the underlying property owned by such REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified (except to the extent the Code requires), and are subject to the risks of financing projects. REITs are subject to heavy cash flow dependency, default by borrowers, self-liquidation, and the possibilities of failing to qualify for the exemption from tax for distributed income under the Code and failing to maintain their exemptions from the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risk.

WHEN-ISSUED SECURITIES AND DELAYED DELIVERY SECURITIES

Each Portfolio, except the Sentinel Growth Portfolio, may purchase securities on a when-issued or delayed delivery basis in an amount up to 10% of such Portfolio's net assets. When-issued securities transactions arise when securities are purchased by a Portfolio with payment and delivery taking place on a future date determined at the time of entering into the transaction (transaction date) in order to secure what is considered to be an advantageous price and yield to the Portfolio on the transaction date. Once a Portfolio commits to purchase securities on a when-issued or delayed delivery basis, it records the transaction and thereafter reflects the daily value of such securities in determining its net asset value. Although a Portfolio will generally purchase when-issued securities with the intention of acquiring those securities for its portfolio, the Portfolio may dispose of a when-issued security prior to settlement if the Adviser deems it advantageous to do so. For all when-issued securities transactions, the Fund's custodian bank will hold and maintain in a segregated account until the settlement date, cash or fully liquid securities of the Portfolio with a market value, determined daily, equal to or greater than such commitments. If a Portfolio elects to dispose of the right to acquire a when-issued security prior to its acquisition, it could experience a gain or loss on the security due to market fluctuation.

                               PORTFOLIO TURNOVER

Each Portfolio has a different expected annual rate of portfolio turnover, which is calculated by dividing the lesser of purchases or sales of Portfolio securities during the fiscal year by the monthly average of the value of the Portfolio's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Portfolio's shares and by requirements which enable the Fund to receive certain favorable tax treatments. The portfolio turnover rates will, of course, depend in large part on the level of purchases and redemptions of shares of each Portfolio. If a Portfolio's portfolio turnover rate exceeds 100%, it may result in correspondingly increased brokerage expenses and other acquisition costs to that Portfolio (see "Portfolio Transactions and Brokerage Allocation."). However, because rate of portfolio turnover is not a limiting factor, particular holdings may be sold at any time, if investment judgment or Portfolio operations make a sale advisable.

No portfolio turnover rate is calculated for the Money Market Portfolio due to the short maturities of the instruments the Portfolio purchases. Portfolio turnover should not affect the income or net asset value of the Money Market Portfolio because brokerage commissions are not normally charged on the purchase or sale of money market instruments.

The annual portfolio turnover rates for 1998, 1997, and 1996 (as applicable) for each of the Portfolios (except the Money Market Portfolio) is set forth below. There is no portfolio turnover data for 1997 and 1996 for the All Pro Portfolios because each such Portfolio commenced operations only in 1998.

NAME OF PORTFOLIO                                             1998    1997    1996
-----------------                                             ----    ----    ----
Growth Portfolio............................................   30%    108%     72%
Bond Portfolio..............................................  163%    105%    133%
Managed Portfolio...........................................  203%     99%    106%
Aggressive Growth Portfolio.................................   41%     37%     47%
Sentinel Growth Portfolio...................................   87%    155%     75%
International Portfolio.....................................   37%     37%     35%
All Pro Large Cap Growth Portfolio..........................   64%    N/A     N/A
All Pro Small Cap Growth Portfolio..........................   82%    N/A     N/A
All Pro Large Cap Value Portfolio...........................   39%    N/A     N/A
All Pro Small Cap Value Portfolio...........................   38%    N/A     N/A

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

The Fund's board of directors is responsible for the overall administration of the Fund's affairs including deciding matters of general policy and reviewing the actions of the Advisers, the custodian, and accounting and administrative services providers.

The directors and officers of the Fund, their principal occupations for the last five years and compensation each director and officer received from the Fund in 1998 are set forth below. Unless otherwise noted, the address of each director and officer is 103 Bellevue Parkway, Wilmington, DE 19809.

   NAME, AGE, AND ADDRESSES OF                                                           AGGREGATE
      DIRECTORS AND OFFICERS         POSITION HELD         PRINCIPAL OCCUPATION        COMPENSATION
           OF THE FUND               WITH THE FUND          DURING PAST 5 YEARS        FROM THE FUND
   ---------------------------       -------------         --------------------        -------------
Mr. Robert W. Kloss*..............  Director          Director since April 22, 1998;      $     0
Age 50                                                President and Chief Executive
1050 Westlakes Drive                                  Officer ("CEO") of PMLIC since
Berwyn, Pennsylvania 19312                            November 1, 1994; 1984-1994,
                                                      President and CEO of Covenant
                                                      Life Insurance Company
Dr. Alan Gart.....................  Director          Director since March 21, 1985;      $11,000
Age 58                                                1982- Present, President of
978 Warfield Lane                                     Alan Gart, Inc. (a consulting
Huntingdon Valley,                                    firm); 1992-Present; Professor,
PA 19006                                              Nova Southeastern University;
                                                      1989-1992, Professor, South-
                                                      eastern Massachusetts
                                                      University; 1985-1989,
                                                      Professor of Finance, Lehman
                                                      College of the City Univer-
                                                      sity of New York
Dr. A. Gilbert Heebner............  Director          Director since May 12, 1989;        $11,000
Age 72                                                1987- Present, Distinguished
2 Etienne, Arbordeau                                  Professor of Economics, Eastern
Devon, PA 19333                                       College; 1952- 1987, Executive
                                                      Vice President and Chief
                                                      Economist of CoreStates
                                                      Financial Corp.
Mr. Leo Slack.....................  Director          Director since February 11,         $11,000
Age 64                                                1998; 1996 Retired, 1964-1996
4700 White Tail Lane                                  Vice President, Combustion
Sarasota, FL 34238                                    Engineers Corporation
Mr. Edward S. Stouch..............  Director          Director since December 12,         $11,000
Age 81                                                1985; 1983, Retired; 1969-1983,
216 Grandview Rd.                                     Vice President and Head of
Media, PA 19063                                       Personal Trust Investment
                                                      Department, Trust Division of
                                                      Provident National Bank
Ms. Rosanne Gatta.................  President         1993-Present, Vice President        $     0
Age 43                                                and Treasurer of Provident
                                                      Mutual
Ms. Sarah C. Lange................  Vice President    1983-Present, Vice President        $     0
Age 43                                                Investments of Provident Mutual

   NAME, AGE, AND ADDRESSES OF                                                           AGGREGATE
      DIRECTORS AND OFFICERS         POSITION HELD         PRINCIPAL OCCUPATION        COMPENSATION
           OF THE FUND               WITH THE FUND          DURING PAST 5 YEARS        FROM THE FUND
   ---------------------------       -------------         --------------------        -------------
Mr. James D. Kestner..............  Vice President    1994-Present, Vice President        $     0
Age 51                                                Investments of Provident
                                                      Mutual; 1975-1994, Vice
                                                      President, Investments of
                                                      Covenant Life Insurance Company
James G. Potter, Jr., Esq.........  Vice President    1997-Present, Executive Vice        $     0
Age 41                                                President, General Counsel and
                                                      Secretary; 1989-1997 Chief
                                                      Legal Officer Prudential Banks
Mr. Anthony T. Giampietro.........  Treasurer         1990-Present, Assistant             $     0
Age 39                                                Treasurer of Provident Mutual

-------------------------

* "interested person" of the Fund for 1940 Act purposes.

As of the date of this SAI, officers and directors of the Fund as a group own less than 1% of the outstanding shares of the Fund and of each Portfolio. Directors who are not officers or employees of PMLIC or the Adviser are paid a fee plus actual out of pocket expenses by the Fund for each meeting of the Board of Directors attended. Total fees incurred for 1998 were $44,000. Directors and officers of the Fund do not receive any benefits from the Fund upon retirement nor does the Fund accrue any expense for pension or retirement benefits.

                     INVESTMENT ADVISORY AND OTHER SERVICES

GENERAL INFORMATION AND HISTORY

The Fund's investment advisers are: for the International, All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth, and All Pro Small Cap Value Portfolios -- Providentmutual Investment Management Company ("PIMC"); and for the Money Market, Growth, Bond, Managed, Sentinel Growth and Aggressive Growth Portfolios -- Sentinel Advisors Company ("SAC"). Prior to May 1, 1997 the investment adviser for the Growth Portfolio was Newbold's Asset Management, Inc. ("NAM").

On behalf of each Portfolio set forth below, PIMC has engaged one or more respective investment advisers to serve as sub-adviser to such Portfolio. The name of each sub-adviser to a Portfolio is set forth below opposite the relevant Portfolio.

           NAME OF PORTFOLIO                             NAME OF SUB-ADVISER
           -----------------                             -------------------
International Portfolio.................  The Boston Company Asset Management, Inc. ("TBC")
All Pro Large Cap Growth Portfolio......  Cohen, Klingenstein & Marks, Inc. ("CKM")
                                          Geewax, Terker & Co. ("Geewax")
All Pro Small Cap Growth Portfolio......  Standish, Ayer and Wood ("SAW")
                                          Husic Capital Management ("Husic")
All Pro Large Cap Value Portfolio.......  Equinox Capital Management, Inc. ("Equinox")
                                          Harris Associates, Inc. ("Harris")
                                          Mellon Equity Associates ("Mellon Equity")
All Pro Small Cap Value Portfolio.......  1838 Investment Advisors ("1838")
                                          Denver Investment Advisors ("DIA")

Together, PIMC, SAC, TBC and the investment sub-advisers for the All Pro Portfolios are the "Advisers."

PIMC has retained Wilshire Associates Incorporated as an investment management consultant to assist it in identifying and evaluating the performance of potential sub-advisers for each of the All Pro Portfolios.

PIMC and SAC provide investment advice to the Fund, pursuant to the Fund's investment advisory agreements. Subject at all times to the supervision and approval of the Fund's Board of Directors, the Advisers render investment advisory services with respect to the Fund's Portfolios in a manner consistent with their stated investment policies, objectives and restrictions. In connection therewith, the Advisers advise the Fund as to what investments should be purchased and sold and place orders for all such purchases and sales on behalf of the Fund.

SAC is a general partnership owned and controlled by Sentinel Advisors, Inc., an indirectly wholly-owned subsidiary of NLIC; Providentmutual Management Co., Inc., an indirectly wholly-owned subsidiary of PMLIC; HTK of Delaware, Inc., a wholly-owned subsidiary of The Penn Mutual Life Insurance Company ("Penn Mutual"); and Sentinel Management Company, a partnership of wholly-owned subsidiaries of NLIC, PMLIC and Penn Mutual, which is SAC's Managing General Partner. SAC is located at National Life Drive, Montpelier, Vermont 05604.

PIMC is a registered investment adviser and is also an indirect wholly-owned subsidiary of PMLIC. Its address is 1050 Westlakes Drive, Berwyn, Pennsylvania 19312. PIMC is a registered investment adviser and is a Vermont general partnership owned and controlled by Sigma American Corporation, an indirect wholly-owned subsidiary of PMLIC and by National Life Investment Management Company, Inc. ("NLIMC") a wholly-owned subsidiary of NLIC. Its address is One National Life Drive, Montpelier, Vermont.

TBC is a Massachusetts corporation and a wholly-owned subsidiary of The Boston Company, Inc., which is a wholly-owned subsidiary of the Mellon Bank Corporation. TBC is located at One Boston Place, Boston, MA 02108.

ADVISORY AGREEMENTS

The investment advisory agreement between the Fund and SAC became effective on March 1, 1993. The agreement was approved by the Fund's Board of Directors, including a majority of the "non-interested" directors, on October 26, 1992, and by the shareholders, PMLIC and PLACA, of the Bond, Managed and Aggressive Growth Portfolios on January 29, 1993.

The investment advisory agreement between the Fund and PIMC with respect to the International Portfolio was originally approved by the Board of Directors of the Fund, including a majority of the "non-interested" directors on July 31, 1991. On October 26, 1992, the Fund's Board of Directors, including a majority of the "non-interested" directors, approved continuation of the agreement. The agreement was approved by shareholders of the International Portfolio on January 29, 1993.

On February 26, 1996, the Fund's Board of Directors, including a majority of the "non-interested" directors approved an amendment to the investment advisory agreement between the Fund and SAC to include SAC providing investment advisory services to the Money Market and Sentinel Growth Portfolios, and unanimously voted to approve continuation of all the investment advisory agreements with SAC and PIMC. On March 18, 1996 NLIC approved the Fund's investment advisory agreement for the Sentinel Growth Portfolio. On April 25, 1996 PMLIC and PLACA approved the Fund's investment advisory agreement for the Money Market Portfolio.

On February 27, 1997 the Fund's Board of Directors, including a majority of the "non-interested" directors approved the investment advisory agreement between the Fund and SAC respecting SAC providing advisory services for the Growth Portfolio, which was effective May 1, 1997. On April 24, 1997 PMLIC and PLACA approved the Fund's investment advisory agreement for the Growth Portfolio.

On April 29, 1998, the Fund's Board of Directors, including a majority of the "non-interested" directors approved the investment advisory agreement between the Fund and PIMC respecting PIMC providing investment advisory services for the All Pro Large Cap Growth, All Pro Large Cap Value, All Pro Small Cap Growth and All Pro Small Cap Value Portfolios, which was effective May 1, 1998.

In voting to approve each of the foregoing advisory agreements PMLIC and/or PLACA voted their Fund shares for or against such approvals, or withheld their votes, in the same proportion as Policyholders having an interest in the respective Portfolios, voted for, against or withheld their votes with respect to the agreement for that Portfolio.

Each of the agreements terminates automatically in the event of its assignment or, with respect to any Portfolio, upon 60 days' notice given by the Fund's Board of Directors, by the Adviser or by majority vote (as defined in the 1940 Act and the rules thereunder) of the Portfolio's shares. Otherwise, the investment advisory agreements will continue in force with respect to any Portfolio so long as their continuance is approved at least annually by a majority of the "non-interested" members of the Fund's Board of Directors, and by (i) a 1940 Act vote of the Portfolio's shareholders or (ii) the Fund's Board of Directors.

The Advisers manage the investment operations of the Fund and the composition of each Portfolio, including the purchase, retention and disposition of the investments, securities and cash contained therein, in accordance with each Portfolio's investment objective(s) and policies as stated in the Fund's Articles of Incorporation, By-Laws, Prospectus and SAI as from time to time in effect. In connection therewith, the Advisers provide investment research and supervision of the Fund's investments and conduct a continuous program of investment evaluation and, if appropriate, sales and reinvestment of the Fund's assets. The Advisers furnish to the Fund such statistical information, with respect to the investments which the Fund may hold or contemplate purchasing, as the Fund may reasonably request. On the Advisers' own initiatives, the Advisers apprise the Fund of important developments materially affecting each Portfolio and furnish the Fund from time to time such information as the Advisers may believe appropriate for this purpose. The Advisers also implement all purchases and sales of investments for each Portfolio in a manner consistent with such policies.

MONEY MARKET PORTFOLIO. The investment advisory fee paid to SAC with respect to the Money Market Portfolio is 0.25% of the average daily net assets of the Portfolio.

GROWTH PORTFOLIO. The investment advisory fee paid to SAC with respect to the Growth Portfolio is 0.50% of the first $20 million of the average daily net assets of the Portfolio, 0.40% of the next $20 million of the average daily net assets of the Portfolio and 0.30% of the average daily net assets in excess of $40 million.

BOND PORTFOLIO. The investment advisory fee paid to SAC with respect to the Bond Portfolio is 0.35% of the first $100 million of the average daily net assets of the Portfolio and 0.30% of the average daily net assets in excess of $100 million.

MANAGED PORTFOLIO. The investment advisory fee paid to SAC with respect to the Managed Portfolio is 0.40% of the first $100 million of the average daily net assets of the Portfolio and 0.35% of the average daily net assets in excess of $100 million.

AGGRESSIVE GROWTH PORTFOLIO. The investment advisory fee paid to SAC with respect to the Aggressive Growth Portfolio is 0.50% of the first $20 million of the average daily net assets of the Portfolio, 0.40% of the next $20 million of the average daily net assets of the Portfolio and 0.30% of the average daily net assets in excess of $40 million.

INTERNATIONAL PORTFOLIO. The investment advisory fee paid to PIMC with respect to the International Portfolio is 0.75% of the first $500 million of the average daily net assets of the Portfolio and 0.60% of the average daily net assets in excess of $500 million (See "Investment Sub-Advisory Agreement for International Portfolio").

SENTINEL GROWTH PORTFOLIO. The investment advisory fee paid to SAC with respect to the Sentinel Growth Portfolio is 0.50% of the first $20 million of the average daily net assets of the Portfolio, 0.40% of the next $20 million of the average daily net assets of the Portfolio and 0.30% of the average daily net assets in excess of $40 million.

ALL PRO LARGE CAP GROWTH, ALL PRO LARGE CAP VALUE, ALL PRO SMALL CAP GROWTH & ALL PRO SMALL CAP VALUE PORTFOLIOS. As an investment advisory fee, PIMC receives .70% of the daily net assets of the All Pro Large Cap Growth and All Pro Large Cap Value Portfolios, and .90% of the daily net assets of the All Pro Small Cap Growth and All Pro Small Cap Value Portfolios.

The investment advisory fee incurred for PIMC during 1998 was $518,379, $55,054, $33,737, $56,126 and $31,846 for the International, All Pro Large Cap Growth, All Pro Small Cap Growth, All Pro Large Cap Value, and All Pro Small Cap Value Portfolios, respectively. The investment advisory fee incurred for SAC during 1998 was $197,450, $928,340, $50,621, $100,348, $248,484 and $216,651 for the
Money Market, Growth, Sentinel Growth, Bond, Managed and Aggressive Growth Portfolios, respectively.

The investment advisory fee incurred for NAM during 1997 with respect to the Growth Portfolio was $223,312. The investment advisory fee incurred for PIMC during 1997 with respect to the International Portfolio was $440,914. The total investment advisory fee incurred for SAC during 1997 was $1,121,203, allocated $67,663, $199,166, $185,551, $151,852 and $516,971 for the Bond, Managed,
Aggressive Growth, Money Market and Growth Portfolios, respectively.

The investment advisory fee incurred for NAM during 1996 with respect to the Growth Portfolio was $592,350. The total investment advisory fee incurred for PIMC during 1996 was $357,635, allocated $31,471 and $326,164 to the Money Market and International Portfolios, respectively. The total investment advisory fee incurred for SAC during 1996 was $427,558, allocated $53,767, $157,156, $134,923 and $81,712 for the Bond, Managed, Aggressive Growth and Money Market Portfolios, respectively.

EXPENSES

The Portfolios directly assume certain of their expenses and all expenses borne by the Fund, including the fees payable to the Advisers are accrued daily. Expenses that are borne directly by the Portfolios include redemption expenses, expenses of portfolio transactions, shareholding servicing costs, expenses of registering the shares under Federal and state securities laws, interest, certain taxes, charges of the Custodian and Transfer Agent and other expenses attributable to a particular Portfolio. Expenses which are allocated on the basis of size of the respective Portfolios include directors' fees, legal expenses, state franchise taxes, auditing services, costs of printing proxies, stock certificates, Securities and Exchange Commission fees, accounting costs, pricing costs (including the daily calculation of net asset value), and other expenses properly payable by the Fund and allocable on the basis of size of the respective Portfolios. Depending upon the nature of a lawsuit, litigation costs may be directly applicable to the Portfolios or allocated on the basis of the size of the respective Portfolios.

For the fiscal year ended December 31, 1998, each Portfolio bore total expenses, computed as a percentage of the average daily net assets of that Portfolio, as follows: Money Market Portfolio -- 0.42%; Growth Portfolio -- 0.47%; Sentinel Growth Portfolio -- 0.83%; Bond Portfolio -- 0.55%; Managed Portfolio -- 0.58%; Aggressive Growth Portfolio -- 0.62%; International Portfolio -- 1.00%; All Pro Large Cap Growth Portfolio -- 0.92%; All Pro Small Cap Growth
Portfolio -- 1.25%; All Pro Large Cap Value Portfolio -- 0.97%; and All Pro Small Cap Value Portfolio -- 1.36%.

Effective November 1, 1991, PMLIC agreed to reimburse the Fund for such expenses in excess of 0.40% of the average daily net asset value of each of the Money Market, Growth, Bond, Managed and Aggressive Growth Portfolios and 0.75% for the International Portfolio. Effective March 18, 1996, NLIC agreed to reimburse the Fund for such expenses in excess of 0.40% of the average daily net asset value of the Sentinel

Growth Portfolio. PMLIC has agreed to reimburse the Fund for such expenses in excess of 0.40% of the average daily net asset value of each of the All Pro Portfolios.

During 1992, PMLIC reimbursed the Fund for $81,997 of expenses, allocated $16,455 to the Growth Portfolio; $5,588 to the Money Market Portfolio; $3,173 to the Bond Portfolio; $4,924 to the Managed Portfolio; $5,151 to the Aggressive Growth Portfolio; and $46,706 to the International Portfolio. Expenses reimbursed by Provident Mutual for 1991 were $175,500 and for 1990 $150,569. There was no reimbursement in 1995, 1994 or 1993. In 1996 and 1997 there were no reimbursements for the Growth, Money Market, Bond, Managed, Aggressive Growth and International Portfolios. For the Sentinel Growth Portfolio, the reimbursements made in 1996 and 1997 were $25,050 and $30,617, respectively.

ADMINISTRATIVE SERVICES

PFPC Inc. ("PFPC") provides certain administrative services to the Fund pursuant to an administration agreement between PFPC and the Fund. Such services include maintaining the Portfolios' books and records, preparing governmental filings, statements, returns, and stockholder reports, and computing net asset value and daily dividends. For such services, PFPC is paid a fee at an annual rate 0.10% on the first $175 million, 0.075% on the next $175 million, 0.05% on the next $175 million, and 0.03% in excess of $525 million, of each Portfolios' net assets, computed daily and paid monthly, with a minimum aggregate annual fee with respect to all Market Street Portfolios totaling $543,000. PFPC is a wholly-owned subsidiary of PNC Bank.

INVESTMENT SUB-ADVISORY AGREEMENTS

As stated in the Prospectus, PIMC has entered into an Investment Sub-Advisory Agreement with TBC whereby TBC provides subadvisory services to the International Portfolio, under which PIMC receives recommendations, research and other investment services upon which it may base its investment recommendation to the Fund.

For its services to PIMC, TBC received compensation from PIMC equal to the greater of: (i) a monthly fee at an effective annual rate of 0.375% of the first $500 million of the average daily net assets of the Portfolio and 0.30% of the average daily net assets in excess of $500 million; or (ii) $20,000 per year.

The Investment Sub-Advisory Agreement was approved by a majority of the Fund's Board of Directors, including a majority of its "non-interested" directors, on July 14, 1994 and became effective on July 18, 1994. On February 27, 1997, the Fund's Board of Directors, including a majority of its "non-interested" directors, unanimously voted to approve continuation of the Investment Sub-Advisory Agreement with TBC. On November 15, 1994 the Investment Sub-Advisory Agreement was approved by shareholders of the International Portfolio. The Investment Sub-Advisory Agreement will continue in effect from year to year as long as such continuance is approved at least annually by a majority of the "non-interested" members of the Fund's Board of Directors and by
(i) a 1940 Act vote of the Portfolio's shareholders or (ii) the Fund's Board of Directors. The Investment Sub-Advisory Agreement may be terminated without penalty on 60 days' prior written notice by the Fund's Board of Directors, by PIMC or by TBC, as the case may be, and is terminated automatically in the event of its assignment.

For 1998 and 1997 PIMC incurred $259,189 and $220,457, respectively for investment advisory services rendered by TBC in connection with the International Portfolio.

PIMC has retained Wilshire Associates Incorporated ("Wilshire") as an investment management consultant to assist it in identifying and evaluating the performance of potential sub-advisers for each of the All Pro Portfolios. Wilshire does not participate in the selection of portfolio securities for any Portfolio or in any way participate in the day-to-day management of the All Pro Portfolios or the Fund. Wilshire assists PIMC in gathering data and performing the quantitative analysis necessary to identify the styles and past performance of potential sub-advisers. Wilshire also assists PIMC in performing similar ongoing quantita-tive analysis of the performance of each All Pro Portfolio's sub-advisers and in determining whether changes in a sub-adviser would be desirable for a Portfolio. As compensation for such services, PIMC pays Wilshire a sub-advisory fee equal to .05% of the average daily net assets of the All Pro Portfolios.

On behalf of the All Pro Portfolios, and after consultation with Wilshire, PIMC has selected, and has entered into Investment Sub-Advisory Agreements with, the sub-advisers listed above under "Investment Advisory and Other Services." The table below indicates the rate of compensation to be paid by PIMC to each sub-adviser pursuant to the relevant Investment Sub-Advisory Agreement and the compensation paid to each such sub-adviser in 1998.

                                                                              COMPENSATION
      NAME OF PORTFOLIO         SUB-ADVISER   RATE OF COMPENSATION(1)        PAID IN 1998(1)
      -----------------         -----------   -----------------------        ---------------
All Pro Large Cap Growth
  Portfolio..................       CKM       .35%                                 .35%
                                  Geewax      .30%                                 .30%
All Pro Small Cap Growth
  Portfolio..................       SAW       .50%                                 .50%
                                   Husic      .50%                                 .50%
All Pro Large Cap Value
  Portfolio..................     Equinox     .25% of the first $50 million        .30%(2)
                                              in assets
                                              .23% of assets above $50
                                              million
                                  Harris      .65% of the first $50 million        .65%
                                              in assets
                                              .60% of the next $50 million
                                              in assets
                                              .55% of assets above $100
                                              million
                               Mellon Equity  .20%                                 .30%(2)
All Pro Small Cap Value
  Portfolio..................      1838       .55%                                 .55%
                                    DIA       .75% of the first $25 million        .75%
                                              in assets
                                              .65% of assets above $25
                                              million

-------------------------

(1) As a percentage of average daily net assets.

(2) Each of Equinox and Mellon Equity reduced its highest rate to .25% and .20%, respectively, as of March 1, 1999.

Each Investment Sub-Advisory Agreement entered into on behalf of an All-Pro Portfolio was approved by a majority of the Fund's Board of Directors, including a majority of its "non-interested" directors, at a meeting of the Board that took place on April 29, 1998. Each Agreement became effective on May 1, 1998. The initial term of each such Investment Sub-Advisory Agreement is two years, and it will continue in effect from year to year thereafter as long as such continuance is approved at least annually by a majority of the "non-interested" members of the Fund's Board of Directors and by (i) a 1940 Act vote of the relevant All-Pro Portfolio's shareholders or (ii) the Fund's Board of Directors. Each Investment Sub-Advisory Agreement may be terminated without penalty on 60 days' prior written notice by the Fund's Board of Directors, by PIMC, or by the relevant sub-adviser, as the case may be, and is terminated automatically in the event of its assignment.

INFORMATION ABOUT ADVISERS

The principal officers of PIMC are:

                           POSITION WITH             POSITION WITH
        NAME                   PIMC                    THE FUND
        ----               -------------             -------------
Sarah Lange           President                none
James Benson          Financial Officer        none
Scott V. Carney       Vice President           none
Rosanne Gatta         Vice President           President
Timothy Henry         Vice President           none
James Kestner         Vice President           none
David Merkel          Vice President           none
Dean Miller           Vice President           none
William Rapp          Vice President           none
Richard J. Simon      Vice President           none
Steven Schweitzer     Vice President           none
Dina M. Welch         Vice President           none
Anthony T.
  Gianpietro          Treasurer                Treasurer and Comptroller

The principal officers of SAC are:

                        POSITION WITH       POSITION WITH
      NAME                   SAC               THE FUND
      ----              -------------       -------------
Rodney A. Buck     Chief Executive Officer     None
Robert L. Lee,
  Jr.              Senior Vice President       None
Richard A. Pender  Senior Vice President       None
David M. Brownlee  Senior Vice President       None
D. Russell Morgan  Counsel                     None
Dean R. Howe       Treasurer                   None

                PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION

The Advisers, other than Wilshire, to the Fund place all portfolio orders on behalf of each Portfolio and attempt, in all cases, to obtain the most favorable prices and executions. The Advisers may place orders with brokers that are affiliated persons of the Fund pursuant to procedures established by the Board of Directors. However, in no event will persons affiliated with the Fund deal with the Fund as principal in the purchase and sale of the Fund's portfolio securities.

Equity securities are customarily traded on the stock exchange, but may also be traded over-the-counter. Bonds and debentures are customarily traded over-the-counter but may be traded on the bond exchange. Money market instruments are traded primarily in the over-the-counter market. Purchases and sales on the stock exchanges are effected by brokers and normally involve the payment of brokerage commissions. Over-the-counter securities are purchased directly from the issuer or dealers who are usually acting as principals for their own accounts. These securities are generally traded on a net basis and do not involve either brokerage commissions or transfer taxes. Consequently, the cost of executing such transactions consists primarily of mark-ups on the value of the securities or dealer spreads and underwriting commissions.

The Advisers to the Fund determine the brokers to be used for purchases and sales of each Portfolio's securities. There are no arrangements whatsoever, written or oral, relating to the allocation to specific brokers of orders for portfolio transactions. Consideration is given to those firms providing statistical and research services to the investment advisers, but it is generally not the policy of any Portfolio, other than the All Pro Portfolios, to pay higher brokerage commissions to a firm solely because it has provided such services. The sub-advisers to the All Pro Portfolios are authorized to consider, in the selection of brokers and dealers to execute portfolio transactions, not only the available prices and rates of brokerage commissions but also other relevant factors which may include, without limitation, the execution capabilities of such brokers and dealers, research, custody and other services provided by such brokers and dealers which the sub-adviser believes will enhance its general portfolio management capabilities, the size of the transaction, the difficulty of execution, the operational facilities of such brokers and dealers, the risk to such a broker or dealer of positioning a block of securities, and the overall quality of brokerage and research services provided by such brokers and dealers. In connection with the foregoing, a sub-adviser to an All Pro Portfolio is specifically authorized to pay those brokers and dealers who provide brokerage and research services to it, a higher commission than that charged by other brokers and dealers if the sub-adviser determines in good faith that the amount of such commission is reasonable in relation to the value of such services in terms of either the particular transaction or in terms of the sub-adviser's overall responsibilities with respect to the relevant Portfolio segment and to any other client accounts or portfolios which the sub-adviser advises. The execution of such transactions shall not be considered to represent an unlawful breach of any duty created by a sub-advisory agreement or otherwise. Statistical and research services furnished by brokers typically include: analysts' reports on companies and industries, market forecasts, economic analyses and the like. Such services may tend to reduce the expenses of the Adviser and this has been considered in setting the advisory fees paid by the Fund.

During the period from January 1, 1998 to December 31, 1998, the Fund paid aggregate brokerage fees of $522,878 of which $214,842 was paid by the Growth Portfolio, $33,237 was paid by the Managed Portfolio, $59,955 was paid by the Aggressive Growth Portfolio, $19,438 was paid by the Sentinel Growth Portfolio, $128,845 was paid by the International Portfolio, $11,433 was paid by the All Pro Large Cap Growth Portfolio, $11,485 was paid by the All Pro Small Cap Growth Portfolio, $23,232 was paid by the All Pro Large Cap Value Portfolio, and $20,411 was paid by the All Pro Small Cap Value Portfolio.

During the period from January 1, 1997 to December 31, 1997, the Fund paid aggregate brokerage fees of $813,965, of which $585,281 was paid by the Growth Portfolio, $22,837 was paid by the Managed Portfolio, $54,894 was paid by the Aggressive Growth Portfolio, $19,172 was paid by the Sentinel Growth Portfolio, and $131,781 was paid by the International Portfolio.

During the period from January 1, 1996 to December 31, 1996 the Fund paid aggregate brokerage fees of $568,287, of which $383,187 was paid by the Growth Portfolio, $12,001 was paid by the Managed Portfolio, $44,424 was paid by the Aggressive Growth Portfolio, $12,441 was paid by the Sentinel Growth Portfolio and $116,234 was paid by the International Portfolio.

                        DETERMINATION OF NET ASSET VALUE

As stated in the Prospectus, the Fund will offer and sell its shares at each Portfolio's per share net asset value. The net asset value of the shares of each Portfolio (except the Money Market Portfolio) of the Fund is determined as of the close of the New York Stock Exchange on each day when the New York Stock Exchange is open for business for the day prior to the day on which a transaction is to be effected. The net asset value of the Money Market Portfolio is determined once daily on each day the New York Stock Exchange and the Federal Reserve Bank both are open for business.

The New York Stock Exchange currently is open each day, Monday through Friday, except the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively.

The Federal Reserve Bank is open each day, Monday through Friday, except the following holidays: New Year's Day, Dr. Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas, and the preceding Friday or subsequent Monday when one of these days follow on a Saturday or Sunday, respectively.

The Fund's Board of Directors has specifically approved the use of a pricing service for debt securities with maturities generally exceeding one year. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may take into account appropriate factors such as institution size, trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Equity investments (including common stocks, preferred stocks, convertible securities, and warrants) and call options written on all portfolio investments listed or traded on a national exchange are valued at their last sale price on that exchange prior to the time when such assets are valued. For days having no exchange sales and for unlisted securities, such securities and call options written on portfolio securities are valued at the last sale price on the NASDAQ (National Association of Securities Dealers Automated Quotations) National Market System. If no National Market System sales occur on that day, equity securities are valued at the last reported "bid" price and call options written on all portfolio securities for which other over-the-counter market quotations are readily available are valued at the last reported "asked" price. Debt securities with maturities exceeding one year are valued on the basis of valuations furnished by a pricing service when such prices are believed to reflect such securities' fair value.

The value of a foreign security held by the International Portfolio is determined based upon its sale price on the foreign exchange or market on which it is traded and in the currency of that market, as of the close of the appropriate exchange or, if there have been no sales during the day, at the mean of the closing bid and asked prices. Trading in securities on exchanges and over-the-counter markets in Europe and the Far East is normally completed at various times prior to the current closing time of the New York Stock Exchange. Trading on foreign exchanges may not take place on every day the New York Stock Exchange is open. Conversely, trading in various foreign markets may take place on days when the New York Stock Exchange is not open. Consequently, the net asset value calculation for the Portfolio may not occur contemporaneously with the determination of the most current market prices of the securities included in such calculation. In addition, the value of the net assets held by the Portfolio may be significantly affected on days when shares are not available for purchase or redemption.

Any assets that are denominated in a foreign currency are converted into U.S. dollar equivalents at the prevailing market rates as quoted by generally recognized reliable sources.

Money market instruments with a remaining maturity of 60 days or less held by any Portfolio, and all instruments held by the Money Market Portfolio (including master demand notes) will be valued on an amortized cost basis. Under this method of valuation, the instrument is initially valued at cost (or in the case of instruments purchased with more than 60 days remaining to maturity, the market value on the 61st day prior to maturity); thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. For purposes of this method of valuation, the maturity of a variable rate certificate of deposit is deemed to be the next coupon date on which the interest rate is to be adjusted. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the instrument. During period of declining interest rates, the daily yield on shares of the Money Market Portfolio may tend to be higher than a like computation made by a fund with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio instruments. Thus, if the use of amortized cost resulted in a lower aggregate portfolio value on a particular day, a prospective investor would be able to obtain a somewhat higher yield than would result from investment in a fund utilizing solely market values, and existing investors would receive less investment income. The converse would apply in a period of rising interest rates.

Use of the amortized cost valuation method by the Money Market Portfolio requires that Portfolio to maintain a dollar-weighted average maturity of 90 days or less and to only purchase obligations having remaining maturities of 13 months or less. In addition, the Portfolio can invest only in obligations determined by the Directors to present minimal credit risks. When an eligible security (described in the Prospectus) goes into default or has its rating downgraded thereby causing it to no longer be an eligible security, the Directors must promptly reassess whether such security presents a minimal credit risk and whether continuing to hold the security is in the Portfolio's best interest. In addition, as to certain types of investments, the Portfolio may only invest in obligations meeting the quality requirements spelled out in the Prospectus. Furthermore, investments in the securities of any one issuer may not exceed 5% of the Portfolio's total assets at the time of such purchase, nor may investments in "second-tier securities" (eligible securities which are not rated in the highest short term rating category by at least two nationally recognized statistical rating organizations (NRSRO) or one NRSRO if it is the only NRSRO rating that security or comparable unrated securities), exceed 5% of the Portfolio's total assets nor may investments in any one issuer exceed the greater of 1% of the Portfolio's total assets or $1 million. The Directors have established procedures designed to stabilize, to the extent reasonably possible, the Money Market Portfolio's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include review of that Portfolio's investment holdings by the Directors, at such intervals as they may deem appropriate, to determine whether the net asset value calculated by using available market quotations or equivalents deviates from $1.00 per share. If such deviation exceeds 1/2 of 1%, the Directors will promptly consider what action, if any, will be initiated. In the event the Directors determine that a deviation exists which may result in material dilution or other unfair results to new or existing investors, the Directors will take such corrective action as they regard as necessary and appropriate, including: the sale of Portfolio instruments prior to maturity; the withholding of dividends or payment of distributions from capital or capital gains; redemptions of shares in kind or the establishment of a net asset value per share based upon available market quotations.

The methods used to value other assets of each Portfolio are described more fully in the Prospectus.

                              REDEMPTION OF SHARES

The Fund is required to redeem all full and fractional shares of the Fund for cash at the net asset value per share. Payment for shares redeemed will generally be made within seven days after receipt of a proper notice of redemption. The right to redeem shares or to receive payment with respect to any redemption may only be suspended for any period during which (a) trading on the New York Stock Exchange is restricted or such exchange is closed for other than weekends and holidays; (b) an emergency exists, as determined by the Securities and Exchange Commission, as a result of which disposal of Portfolio securities or determination of the net asset value of a Portfolio is not reasonably practicable; and (c) the Securities and Exchange Commission by order permits postponement for the protection of shareholders.

                                     TAXES

Each Portfolio of the Fund is treated as a separate entity for federal income tax purposes. Each Portfolio intends to elect and to qualify as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, each Portfolio is required to distribute to its shareholders for each taxable year at least 90% of its investment company taxable income (consisting generally of net investment income, net short-term capital gain, and net gains from certain foreign currency transactions). To qualify for treatment as a regulated investment company, a Portfolio must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude foreign currency gains which are ancillary to the Fund's principal business of investing in stock or securities or options and futures with respect to such stock or securities), other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its investing in such stock, securities or currencies. Moreover, at the close of each quarter of each Portfolio's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other regulated investment companies, and other securities that, with respect to any one issuer, do not exceed 5% of the value of the Portfolio's total assets and that do not represent more than 10% of the outstanding securities of the issuer. In addition, at the close of each quarter of each Portfolio's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other regulated investment companies) of any one issuer. If each Portfolio qualifies as a "regulated investment company" and complies with the relevant provisions of the Code, each Portfolio will be relieved of federal income tax on the part of its net ordinary income and realized net capital gain which it distributes to the separate accounts. If a Portfolio fails to qualify as a regulated investment company, the Portfolio will be subject to federal, and possibly state, corporate taxes on its taxable income and gains and distributions to its shareholders will constitute ordinary dividend income to the extent of such Portfolio's available earnings and profits, and policyholders could be subject to current tax on distributions received with respect to Portfolio shares.

Each Portfolio must, and intends to, comply with the diversification requirements imposed by section 817(h) of the Code and the regulations thereunder. These requirements, which are in addition to the diversification requirements mentioned above, place certain limitations on the proportion of each Portfolio's assets that may be represented by any single investment (which includes all securities of the same issuer). For these purposes, each U.S. Government agency or instrumentality is treated as a separate issuer, while a particular foreign government and its agencies, instrumentalities, and political subdivisions are all considered the same issuer. For information concerning the consequences of failure to meet the requirements of section 817(h), see the respective prospectuses for the policies or the contracts.

A Portfolio will not be subject to the 4% Federal excise tax imposed on regulated investment companies that do not distribute substantially all their income and gains each calendar year because the tax does not apply to a regulated investment company whose only shareholders are segregated asset accounts of life insurance companies held in connection with variable annuity contracts and/or variable life insurance policies.

FOREIGN TAXES. Investment income received from sources within foreign countries may be subject to foreign income taxes. In this regard, withholding tax rates in countries with which the United States does not have a tax treaty are often as high as 30% or more. The United States has entered into tax treaties with many foreign countries which entitle certain investors (such as the International Portfolio) to a reduced rate of tax (generally 10-15%) or to certain exemptions from tax. The International Portfolio will operate so as to qualify for such reduced tax rates or tax exemptions whenever possible. While policyholder will bear the cost of any foreign tax withholding, they will not be able to claim a foreign tax credit or deduction for taxes paid by the International Portfolio.

The discussion of "Dividends, Distributions and Taxes" in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service. For further information, consult the prospectuses and/or statements of additional information for the respective policies and contracts, as well as your own tax adviser.

                                 CAPITAL STOCK

The Fund was incorporated in Maryland on March 21, 1985. The authorized capital stock of the Fund consists of 1.2 billion shares of common stock $.01 par value. The shares of common stock are divided into eleven series -- Money Market Portfolio, Growth Portfolio, Bond Portfolio, Managed Portfolio, Aggressive Growth Portfolio, International Portfolio, Sentinel Growth Portfolio, All Pro Large Cap Growth Portfolio, All Pro Large Cap Value Portfolio, All Pro Small Cap Growth Portfolio and All Pro Small Cap Value Portfolio common stock. The Growth Portfolio consists of 75 million shares, the Money Market Portfolio consists of 150 million shares and each of the All Pro Portfolios consists of 50 million shares; each of the remaining series consists of five million shares. The Fund may establish additional portfolios and may allocate its shares either to such new classes or to any of the eleven existing classes.

The balance of the shares may be issued to the existing Portfolios or to new Portfolios having the number of shares and descriptions, powers, and rights, and the qualifications, limitations, and restrictions as the Board of Directors may determine. The Board of Directors also may change the designation of any Portfolio and may increase or decrease the numbers of shares of any Portfolio, but may not decrease the number of shares of any Portfolio below the number of shares then outstanding.

Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Portfolio and, upon liquidation or dissolution, in the net assets of such Portfolio remaining after satisfaction of outstanding liabilities.

VOTING RIGHTS

As an investment company incorporated in Maryland, the Fund is not required to hold routine annual shareholders' meetings. Shareholders' meetings will be called whenever one or more of the following is required to be acted on by shareholders pursuant to the Investment Company Act of 1940: (1) election of directors; (2) approval of an investment advisory agreement; (3) ratification of selection of independent accountants; or (4) approval of an underwriting agreement.

All shares of common stock have equal voting rights (regardless of the net value per share) except that on matters affecting only one Portfolio, only shares of the respective Portfolio are entitled to vote. The shares do not have cumulative voting rights. Accordingly, the holders of more than 50% of the shares of the Fund voting for the election of directors can elect all of the directors of the Fund if they choose to do so, and in such event the holders of the remaining shares would not be able to elect any directors.

Matters in which the interests of all the Portfolios are substantially identical (such as the election of directors or the approval of independent public accountants) will be voted on by all shareholders without regard to the separate Portfolios. Matters that affect all the Portfolios but where the interests of the Portfolios are not substantially identical (such as approval of an Investment Advisory Agreement) would be voted on separately by each Portfolio. Matters affecting only one Portfolio, such as a change in its fundamental policies, are voted on separately by that Portfolio.

Matters requiring separate shareholder voting by a Portfolio shall have been effectively acted upon with respect to any Portfolio if a majority of the outstanding voting securities of that Portfolio votes for approval of the matter, notwithstanding that: (1) the matter has not been approved by a majority of the outstanding voting securities of any other Portfolios; or (2) the matter has not been approved by a 1940 Act majority of the outstanding voting securities of the Fund.

                                 CODE OF ETHICS

The Board of Directors of the Fund has adopted a Code of Ethics under Rule 17j-1 of the 1940 Act (the "Code of Ethics"). The Code of Ethics covers the conduct (including the personal securities transactions) of each officer and director of the Fund, as well as of any employees of the Fund who participate in the selection of the Fund's Portfolio securities or who have access to information regarding the Fund's pending purchases and sales of Portfolio securities (collectively referred to as "Advisory Persons"). The Code of Ethics also covers the general conduct and personal securities transactions of (but does not impose securities transaction reporting requirements on) any officer, director, and employee of either NAM, PIMC, SAC, TBC, the sub-advisers of the All Pro Portfolios or 1717 Capital Management Company ("1717"), the principal underwriter of the Fund, who participates in the selection of the Fund's portfolio securities or who has access to information regarding the Fund's pending purchases and sales of portfolio securities (also "Advisory Persons").

In general, the Code of Ethics restricts purchases or sales of securities being purchased or sold or being considered for purchase or sale by the Fund by any of the directors, officers, or employees of any of the Fund, the Advisers, or 1717. Advisory Persons are also prohibited from purchasing securities in an initial public offering and are also restricted in their purchases of private offerings of securities. The Code of Ethics also describes certain "blackout periods" during which: (1) no Advisory Person or no director, officer, or employee of the Fund may acquire ownership of a security on a day during which the Fund has a pending order to purchase or sell that same security; and (2) no person responsible for day-to-day portfolio management of any Portfolio shall purchase or sell any security within seven days before or after the Fund trades in such security. Certain specified transactions are exempt from the provisions of the Code of Ethics. Each of the sub-advisers for the All Pro Portfolios has adopted a similar code of ethics under Rule 17j-1, which codes impose substantially identical restrictions on Advisory Persons of the Fund.

                                 OTHER SERVICES

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

Pursuant to a custody agreement with the Fund, PFPC Trust Company, located at 200 Stevens Drive, Lester, Pennsylvania 19113, serves as custodian of the Fund's assets. Pursuant to a transfer agency agreement with the Fund, PFPC, which is located at 103 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Fund's transfer agent and dividend disbursing agent.

CUSTODIAN FOR INTERNATIONAL PORTFOLIO

The custodian for all foreign securities and assets of the International Portfolio is Citibank, N.A., located at 111 Wall Street, New York, NY 10043. Securities purchased for the Portfolio outside of the U.S. are maintained in the custody of foreign banks and trust companies which are members of Citibank's Global Custody Network and foreign depositories (foreign sub-custodians). Citibank and each of the foreign custodial institutions holding securities of the Portfolio has been approved by the Board in accordance with regulations under the 1940 Act.

The Board reviews, at least annually, whether it is in the best interest of the Portfolio and its shareholders to maintain Portfolio assets in each custodial institution. However, with respect to foreign sub-custodians, there can be no assurance that the Portfolio and the value of its shares will not be adversely affected by acts of foreign governments, financial or operational difficulties of the foreign sub-custodians, difficulties and costs of obtaining jurisdiction over, or enforcing judgments against, the foreign sub-custodians, or application of foreign law to the Portfolio's foreign sub-custodian arrangements. Accordingly, an investor should recognize that the noninvestment risks involved in holding assets abroad may be greater than those associated with investing in the U.S.

INDEPENDENT ACCOUNTANTS

The firm of PricewaterhouseCoopers LLP, 2400 Eleven Penn Center, Philadelphia, PA 19103, has been selected to serve as the Fund's independent accountants.

The financial statements of the Money Market, Growth, Bond, Managed, Aggressive Growth, Sentinel Growth, International Portfolios and the All Pro Portfolios in this SAI and the financial highlights included in the Prospectuses have been audited by PricewaterhouseCoopers LLP, Independent Accountants, and have been included in reliance upon the report of such firm given on their authority as experts in accounting and auditing.

LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters pertaining to federal securities laws applicable to the Fund.

UNDERWRITERS

1717 Capital Management Company ("1717") serves, without compensation from the Fund, as the principal underwriter of the Fund, pursuant to an agreement with the Fund. Under the terms of the agreement, 1717 is not obligated to sell any specific number of shares. 1717 has authority, pursuant to the agreement to enter into similar contracts with other insurance companies and with other entities registered as broker-dealers under the Securities Exchange Act of 1934.

ADDITIONAL INFORMATION

This Statement of Additional Information and the Prospectus do not contain all the information set forth in the registration statement and exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933 and the 1940 Act, to which reference is hereby made.

                              FINANCIAL STATEMENTS

                                                              PAGE
                                                              ----
Report of Independent Accountants...........................  F-2
Statement of Net Assets as of December 31, 1998.............  F-3
Statements of Operations for the Year Ended December 31,
  1998......................................................  F-50
Statements of Changes in Net Assets for the Year Ended
  December 31, 1998.........................................  F-52
Notes to Financial Statements, December 31, 1998............  F-54

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Report of Independent Accountants

--------------------------------------------------------------------------------

To the Shareholders and Board of Directors of Market Street Fund, Inc.:

In our opinion, the accompanying statements of net assets of the Growth, Money Market, Bond, Managed, Aggressive Growth, International, Sentinel Growth, Large Cap Growth, Large Cap Value, Small Cap Growth, and Small Cap Value Portfolios, of Market Street Fund, Inc. (the "Fund") and the related statements of operations, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Growth, Money Market, Bond, Managed, Aggressive Growth, International, Sentinel Growth, Large Cap Growth, Large Cap Value, Small Cap Growth, and Small Cap Value Portfolios of the Fund at December 31, 1998, the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 5, 1999

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Growth Portfolio

Statement of Net Assets, December 31, 1998

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 95.3%
Aerospace & Defense -- 3.2%
  Goodrich (B.F.) Co.  .....................................     155,000     $  5,560,625
  *Raytheon Co. Class A.....................................      90,000        4,651,875
                                                                             ------------
                                                                               10,212,500
                                                                             ------------
Automobiles -- 2.2%
  Ford Motor Co. ...........................................     120,000        7,042,500
                                                                             ------------
Banks -- 7.1%
  Bank America Corp. .......................................      62,238        3,742,060
  Bank of New York Co., Inc. ...............................     190,000        7,647,500
  Chase Manhattan Corp. ....................................      80,000        5,445,000
  First Union Corp. ........................................      84,000        5,108,250
                                                                             ------------
                                                                               21,942,810
                                                                             ------------
Beverages -- 1.7%
  Pepsico, Inc. ............................................     130,000        5,321,875
                                                                             ------------
Broadcasting & Publishing -- 3.6%
  Gannett, Inc. ............................................      90,000        5,956,875
  McGraw-Hill, Inc. ........................................      52,500        5,348,437
                                                                             ------------
                                                                               11,305,312
                                                                             ------------
Building Materials -- 1.6%
  Sherwin Williams Co. .....................................     175,000        5,140,625
                                                                             ------------
Business & Consumer Services -- 4.0%
  Automatic Data Processing, Inc. ..........................      57,500        4,610,781
  Electronic Data Systems Corp. ............................      37,500        1,884,375
  Omnicom Group, Inc. ......................................     105,000        6,090,000
                                                                             ------------
                                                                               12,585,156
                                                                             ------------
Communications -- 4.1%
  AT&T Corp. ...............................................      75,000        5,643,750
  GTE Corp. ................................................     110,000        7,418,125
                                                                             ------------
                                                                               13,061,875
                                                                             ------------
Computers -- 4.9%
  Compaq Computer Corp. ....................................     160,000        6,710,000
  International Business Machines Corp. ....................      47,500        8,775,625
                                                                             ------------
                                                                               15,485,625
                                                                             ------------
Consumer Products -- 4.3%
  Fortune Brands, Inc. .....................................     154,000        4,870,250
  Kimberly-Clark Corp. .....................................     160,000        8,720,000
                                                                             ------------
                                                                               13,590,250
                                                                             ------------
Containers -- 0.8%
  Bemis Co., Inc. ..........................................      68,800        2,610,100
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Growth Portfolio

Statement of Net Assets, December 31, 1998 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Drugs & Health Care -- 10.8%
  Abbott Laboratories.......................................     124,000     $  6,076,000
  American Home Products Corp. .............................     137,500        7,742,969
  Becton, Dickinson & Co. ..................................      92,000        3,927,250
  *HCR Manor Care, Inc. ....................................      90,000        2,643,750
  Johnson & Johnson.........................................      78,000        6,542,250
  Pfizer, Inc. .............................................      37,100        4,653,731
  Schering Plough Corp. ....................................      44,000        2,431,000
                                                                             ------------
                                                                               34,016,950
                                                                             ------------
Electrical Equipment -- 2.8%
  Emerson Electric Co. .....................................      83,400        5,217,712
  General Electric Co. .....................................      35,000        3,572,187
                                                                             ------------
                                                                                8,789,899
                                                                             ------------
Energy -- 6.9%
  Chevron Corp. ............................................      43,500        3,607,781
  Exxon Corp. ..............................................      49,000        3,583,125
  FPL Group, Inc. ..........................................      45,000        2,773,125
  Mobil Corp. ..............................................      73,700        6,421,112
  Pacificorp................................................     120,000        2,527,500
  Royal Dutch Petroleum Co. ................................      58,500        2,800,687
                                                                             ------------
                                                                               21,713,330
                                                                             ------------
Finance -- 6.3%
  American Express Co. .....................................      66,500        6,799,625
  Associates First Capital Corp. Class A....................      60,278        2,554,280
  Citigroup, Inc. ..........................................     125,000        6,187,500
  Fannie Mae................................................      56,400        4,173,600
                                                                             ------------
                                                                               19,715,005
                                                                             ------------
Foods -- 6.3%
  Bestfoods, Inc. ..........................................     106,800        5,687,100
  Hershey Foods Corp. ......................................      65,000        4,042,188
  McCormick & Co., Inc. ....................................      98,300        3,323,769
  Sara Lee Corp. ...........................................     240,000        6,765,000
                                                                             ------------
                                                                               19,818,057
                                                                             ------------
Industrial Diversified -- 1.6%
  Parker-Hannifin Corp. ....................................     150,000        4,912,500
                                                                             ------------
Insurance -- 6.8%
  Allstate Corp. ...........................................     140,000        5,407,500
  American General Corp. ...................................      85,000        6,630,000
  American International Group, Inc. .......................      46,500        4,493,063
  Jefferson-Pilot Corp. ....................................      67,500        5,062,500
                                                                             ------------
                                                                               21,593,063
                                                                             ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Growth Portfolio

Statement of Net Assets, December 31, 1998 -- Continued

--------------------------------------------------------------------------------

                                                                 MATURITY       SHARES
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                            DATE         OR PAR         VALUE
--------------------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Lodging -- 1.7%
  Marriott International, Inc., Class A...................................       190,000    $  5,510,000
                                                                                            ------------
Oil Field Equipment & Services -- 1.5%
  Halliburton Co. ........................................................        97,500       2,888,438
  Schlumberger Ltd. ......................................................        42,500       1,960,313
                                                                                            ------------
                                                                                               4,848,751
                                                                                            ------------
Railroads -- 1.4%
  Union Pacific Corp., Series A...........................................        97,500       4,393,594
                                                                                            ------------
Retail - Clothing and Apparel -- 1.5%
  Gap, Inc. ..............................................................        85,000       4,781,250
                                                                                            ------------
Retail Merchandising -- 3.7%
  *Costco Companies, Inc. ................................................       107,000       7,724,063
  May Department Stores Co. ..............................................        63,000       3,803,625
                                                                                            ------------
                                                                                              11,527,688
                                                                                            ------------
Semiconductors -- 0.8%
  Intel Corp..............................................................        22,500       2,667,656
                                                                                            ------------
Tobacco -- 1.2%
  Philip Morris Cos., Inc.................................................        70,000       3,745,000
                                                                                            ------------
Utilities -- 4.5%
  Duke Power Co...........................................................        53,000       3,395,313
  Enron Corp..............................................................       100,000       5,706,250
  Florida Progress Corp...................................................        76,000       3,405,750
  Sonat, Inc. ............................................................        62,500       1,691,406
                                                                                            ------------
                                                                                              14,198,719
                                                                                            ------------
    TOTAL COMMON STOCK (COST $235,505,744)................................                   300,530,090
                                                                                            ------------

COMMERCIAL PAPER -- 4.2%
  American Express Credit Corp., 4.90%......................    01/14/1999    $3,700,000       3,693,453
  C.I.T. Group Holdings, Inc., 5.99%........................    01/11/1999     5,500,000       5,490,849
  Household Finance Corp., 5.79%............................    01/06/1999     4,000,000       3,996,783
                                                                                            ------------
    TOTAL COMMERCIAL PAPER (COST $13,181,085)...............                                  13,181,085
                                                                                            ------------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Growth Portfolio

Statement of Net Assets, December 31, 1998 -- Concluded

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          SHARES         VALUE
-----------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 0.2%
  Temporary Investment Fund, Inc.  --  TempCash.............     619,344     $    619,344
                                                                             ------------
    TOTAL SHORT TERM INVESTMENTS (COST $619,344)............                      619,344
                                                                             ------------
    TOTAL INVESTMENTS -- 99.7% (COST $249,306,173)..........                  314,330,519
OTHER ASSETS IN EXCESS OF LIABILITIES -- 0.3%...............                      968,002
                                                                             ------------
NET ASSETS -- 100.0%
  (Equivalent to $18.82 per share based on 16,749,356 shares
    of capital stock outstanding)...........................                 $315,298,521
                                                                             ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($315,298,521/16,749,356 shares outstanding)..............                 $      18.82
                                                                             ============

*Non-Income Producing
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Money Market Portfolio

Statement of Net Assets, December 31, 1998

--------------------------------------------------------------------------------

                                                                 MATURITY
          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                  DATE          PAR           VALUE
-------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 99.4%
Automobiles -- 13.9%
  Chrysler Financial Corp., 5.15%...........................    02/08/1999    $4,250,000    $ 4,226,897
  Ford Motor Credit Co., 5.21%..............................    02/08/1999     4,500,000      4,475,252
  General Motors Acceptance Corp., 5.19%....................    01/13/1999     2,000,000      1,996,540
  General Motors Acceptance Corp., 5.15%....................    01/22/1999     2,000,000      1,993,992
                                                                                            -----------
                                                                                             12,692,681
                                                                                            -----------
Banking -- 21.7%
  Bank of New York, 5.25%...................................    01/20/1999     4,000,000      3,988,917
  Canadian Imperial Holdings, 5.40%.........................    01/06/1999     4,000,000      3,997,000
  Mellon Financial Co., 5.07%...............................    03/24/1999     4,500,000      4,448,032
  Morgan (J. P.) & Co., Inc., 5.12%.........................    02/26/1999     4,500,000      4,464,160
  Northern Trust Corp., 4.89%...............................    02/17/1999     1,000,000        993,498
  Northern Trust Corp., 5.30%...............................    01/05/1999     2,000,000      1,995,878
                                                                                            -----------
                                                                                             19,887,485
                                                                                            -----------
Brokerage -- 9.3%
  Merrill Lynch & Co., Inc., 5.35%..........................    01/07/1999     4,000,000      3,996,433
  Salomon Smith Barney Holdings, Inc. 5.15%.................    02/09/1999     3,500,000      3,480,473
  Salomon Smith Barney Holdings, Inc. 5.15%.................    03/11/1999     1,000,000        990,129
                                                                                            -----------
                                                                                              8,467,035
                                                                                            -----------
Communications -- 4.3%
  GTE Funding, Inc., 5.15%..................................    02/01/1999     4,000,000      3,982,261
                                                                                            -----------
Finance -- 30.3%
  American General Finance Corp., 5.13%.....................    02/11/1999     3,900,000      3,877,214
  Associates Corp. of North America, 5.28%..................    01/11/1999     4,000,000      3,994,133
  Commercial Credit Corp., 5.17%............................    01/26/1999     4,400,000      4,384,203
  General Electric Capital Corp., 4.87%.....................    01/29/1999     3,500,000      3,486,743
  IBM Credit Corp., 5.19%...................................    01/12/1999     3,500,000      3,494,450
  Norwest Financial, Inc., 5.33%............................    01/21/1999     4,000,000      3,988,156
  Transamerica Financial Corp., 5.15%.......................    02/24/1999     4,500,000      4,465,237
                                                                                            -----------
                                                                                             27,690,136
                                                                                            -----------
Industrial -- 2.0%
  Avnet, Inc., 5.35%........................................    01/14/1999     1,800,000      1,796,522
                                                                                            -----------
Insurance -- 4.9%
  Prudential Funding Corp., 5.10%...........................    02/03/1999     4,500,000      4,478,963
                                                                                            -----------
Leasing -- 4.4%
  International Leasing Finance Corp., 5.28%................    01/15/1999     4,000,000      3,991,787
                                                                                            -----------
Oil -- 3.9%
  Chevron Corp., 5.53%......................................    01/04/1999     3,600,000      3,598,341
                                                                                            -----------
Utilities -- 4.7%
  Virginia Electric., 5.30%.................................    01/13/1999     2,000,000      1,996,467
  Virginia Electric., 5.17%.................................    01/27/1999     2,300,000      2,291,412
                                                                                            -----------
                                                                                              4,287,879
                                                                                            -----------
    TOTAL COMMERCIAL PAPER (COST $90,873,090)...............                                 90,873,090
                                                                                            -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Money Market Portfolio

Statement of Net Assets, December 31, 1998 -- Concluded

--------------------------------------------------------------------------------

                                                                SHARES
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                         OR PAR        VALUE
----------------------------------------------------------------------------------------
SHORT TERM INVESTMENTS -- 1.1%
  Temporary Investment Fund, Inc. -- TempCash...............     1,000,038    $1,000,038
                                                                              ----------
    TOTAL SHORT TERM INVESTMENTS (COST $1,000,038)..........                   1,000,038
                                                                              ----------
    TOTAL INVESTMENTS -- 100.5% (COST $91,873,128)..........                  91,873,128
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.5)%.............                    (420,207)
                                                                              ----------
NET ASSETS -- 100.00%
  (Equivalent to $1.00 per share based on 91,452,978 shares
    of capital stock outstanding)...........................                  $91,452,921
                                                                              ==========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($91,452,921/91,452,978 shares outstanding)...............                  $     1.00
                                                                              ==========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Bond Portfolio

Statement of Net Assets, December 31, 1998

--------------------------------------------------------------------------------

                                                                MATURITY
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                           DATE          PAR           VALUE
------------------------------------------------------------------------------------------------------
U.S. TREASURY BONDS -- 18.6%
  U.S. Treasury Bonds, 4.75%................................    11/15/2008   $  500,000    $   503,577
  U.S. Treasury Bonds, 6.00%................................    02/15/2026    4,950,000      5,411,764
  U.S. Treasury Bonds, 5.50%................................    02/15/2028      900,000        942,748
                                                                                           -----------
    TOTAL U.S. TREASURY BONDS (COST $6,715,654).............                                 6,858,089
                                                                                           -----------
U.S. TREASURY NOTES -- 23.6%
  U.S. Treasury Notes, 6.25%................................    01/31/2002    1,000,000      1,044,706
  U.S. Treasury Notes, 4.25%................................    11/15/2003    2,500,000      2,466,993
  U.S. Treasury Notes, 7.25%................................    08/15/2004    1,100,000      1,236,814
  U.S. Treasury Notes, 7.50%................................    02/15/2005      750,000        858,664
  U.S. Treasury Notes, 6.875%...............................    05/15/2006    1,500,000      1,699,002
  U.S. Treasury Notes, 7.00%................................    07/15/2006      250,000        285,268
  U.S. Treasury Notes, 6.125%...............................    08/15/2007    1,000,000      1,094,110
                                                                                           -----------
    TOTAL U.S. TREASURY NOTES (COST $8,445,877).............                                 8,685,557
                                                                                           -----------
AGENCY OBLIGATIONS -- 7.0%
  Collateralized Mortgage Obligation Trust, 7.95%...........    05/01/2017      275,671        284,924
  Federal Home Loan Mortgage Corp., 8.00%...................    11/01/2008      314,733        328,896
  Federal Home Loan Mortgage Corp., 9.00%...................    11/01/2016          553            587
  Federal Home Loan Mortgage Corp., 8.00%...................    03/01/2017       22,798         23,823
  Federal National Mortgage Association, 7.00%..............    07/25/2008      494,252        504,291
  Federal National Mortgage Association, 6.00%..............    04/01/2028    1,137,774      1,123,552
  Federal National Mortgage Association, 7.00%..............    11/01/2028      324,671        331,266
                                                                                           -----------
    TOTAL AGENCY OBLIGATIONS (COST $2,560,736)..............                                 2,597,339
                                                                                           -----------
CORPORATE BONDS -- 41.9%
Communications -- 7.1%
  Comsat Corp. Medium Term Note, 8.05%......................    12/13/2006      500,000        580,769
  Continental Cablevision, Inc. Senior Debentures, 9.50%....    08/01/2013      850,000      1,001,937
  Worldcom, Inc., 6.40%.....................................    08/15/2005    1,000,000      1,037,500
                                                                                           -----------
                                                                                             2,620,206
                                                                                           -----------
Entertainment -- 1.3%
  Mirage Resorts, Inc., 6.625%..............................    02/01/2005      500,000        490,000
                                                                                           -----------
Finance -- 10.3%
  Bankers Trust Corp., 7.25%................................    10/15/2011    1,000,000      1,075,000
  First Union Corp., 6.824%.................................    08/01/2006      600,000        667,500
  Household Finance Co., 5.875%.............................    08/01/2006      500,000        503,125
  Providian National Bank, 6.70%............................    03/15/2003      500,000        502,500
  Simon Debartolo Group Note., 6.75%........................    08/01/2006      600,000        595,500
  Socgen Real Estate L.L.C., 7.64%..........................    08/01/2006      500,000        468,125
                                                                                           -----------
                                                                                             3,811,750
                                                                                           -----------
Financial Investment & Other -- 3.6%
  Lehman Brothers Holdings, Inc., 8.50%.....................    08/01/2015      500,000        546,875
  Salomon, Inc., 7.20%......................................    02/01/2004      750,000        795,938
                                                                                           -----------
                                                                                             1,342,813
                                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Bond Portfolio

Statement of Net Assets, December 31, 1998 -- Concluded

--------------------------------------------------------------------------------

                                                                MATURITY       SHARES
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                           DATE         OR PAR         VALUE
------------------------------------------------------------------------------------------------------
CORPORATE BONDS (CONTINUED)
Foreign Financial Institutions -- 3.9%
  Bank Austria, 7.25%.......................................    02/15/2017   $  500,000    $   525,625
  Banque Nationale de Paris, 7.738%.........................    12/31/2049      500,000        488,750
  Midland Bank Plc, 7.65%...................................    05/01/2025      500,000        550,625
                                                                                           -----------
                                                                                             1,565,000
                                                                                           -----------
Industrial -- 4.8%
  IMC Global, Inc., 7.40%...................................    11/01/2002      500,000        508,125
  Lubrizol Corp., 5.875%....................................    12/01/2008      250,000        249,375
  Owens Corning, 7.50%......................................    05/01/2005      750,000        773,438
  Tenet Healthcare Corp., 7.625%............................    06/01/2008      250,000        255,313
                                                                                           -----------
                                                                                             1,786,251
                                                                                           -----------
Tobacco -- 1.1%
  Dimon, Inc. Senior Notes, 8.875%..........................    06/01/2006      400,000        390,000
                                                                                           -----------
Utilities -- 9.3%
  Calenergy Co. Inc., 7.23%.................................    09/15/2005      750,000        774,375
  Cleveland Electric Illuminating, 9.00%....................    07/01/2023      500,000        550,625
  U.S. West Capital Funding, Inc., 6.25%....................    07/15/2005    1,000,000      1,041,250
  Waterford 3 Funding, 8.09%................................    01/02/2017    1,000,000      1,081,250
                                                                                           -----------
                                                                                             3,447,500
                                                                                           -----------
    TOTAL CORPORATE BONDS (COST $15,105,631)................                                15,453,520
                                                                                           -----------
COMMERCIAL PAPER -- 15.1%
  Federal Home Loan Mortgage Corp., 5.025%..................    02/16/1999    2,000,000      1,986,944
  Federal Home Loan Mortgage Corp., 5.03%...................    02/16/1999    1,600,000      1,589,545
  Federal National Mortgage Association., 5.02%.............    02/02/1999      500,000        497,650
  General Electric Capital Corp., 5.16%.....................    02/16/1999      500,000        496,703
  Norwest Financial, Inc., 5.05%............................    02/16/1999    1,000,000        993,277
                                                                                           -----------
    TOTAL COMMERCIAL PAPER (COST $5,564,893)................                                 5,564,119
                                                                                           -----------
SHORT TERM INVESTMENTS -- 2.0%
  Temporary Investment Fund, Inc. -- TempCash............................       816,640        816,640
                                                                                           -----------
    TOTAL SHORT TERM INVESTMENTS (COST $816,640).........................                      816,640
                                                                                           -----------
    TOTAL INVESTMENTS -- 108.2% (COST $39,209,431).......................                   39,975,264
LIABILITIES IN EXCESS OF OTHER ASSETS -- (8.2%)..........................                   (3,129,342)
                                                                                           -----------
NET ASSETS -- 100.0%
  (Equivalent to $11.22 per share based on 3,284,815 shares of capital
    stock outstanding)...................................................                  $36,845,922
                                                                                           ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($36,845,922/3,284,815 shares outstanding).............................                  $     11.22
                                                                                           ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Managed Portfolio

Statement of Net Assets, December 31, 1998

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES       VALUE
-------------------------------------------------------------------------------------
COMMON STOCK -- 61.0%
Aerospace & Defense -- 2.0%
  Goodrich (B.F.) Co. ......................................    20,400    $   731,850
  Raytheon Co. Class A......................................    12,500        646,094
                                                                          -----------
                                                                            1,377,944
                                                                          -----------
Automobiles -- 1.4%
  Ford Motor Co. ...........................................    16,000        939,000
                                                                          -----------
Banks -- 4.4%
  Bank America Corp. .......................................    9,052         544,251
  Bank of New York Co., Inc. ...............................    26,500      1,066,625
  Chase Manhattan Corp. ....................................    10,580        720,101
  First Union Corp. ........................................    11,000        668,937
                                                                          -----------
                                                                            2,999,914
                                                                          -----------
Beverages -- 0.9%
  Pepsico, Inc. ............................................    15,000        614,062
                                                                          -----------
Broadcasting & Publishing -- 3.1%
  Gannett, Inc. ............................................    14,000        926,625
  McGraw-Hill, Inc. ........................................    11,400      1,161,375
                                                                          -----------
                                                                            2,088,000
                                                                          -----------
Building Materials -- 1.0%
  Sherwin Williams Co. .....................................    22,200        652,125
                                                                          -----------
Business & Consumer Services -- 2.4%
  Automatic Data Processing, Inc. ..........................    7,100         569,331
  Electronic Data Systems Corp. ............................    5,200         261,300
  Omnicom Group, Inc. ......................................    13,500        783,000
                                                                          -----------
                                                                            1,613,631
                                                                          -----------
Communications -- 2.7%
  AT&T Corp. ...............................................    10,500        790,125
  GTE Corp. ................................................    15,000      1,011,562
                                                                          -----------
                                                                            1,801,687
                                                                          -----------
Computers -- 3.2%
  Compaq Computer Corp. ....................................    21,300        893,269
  International Business Machines Corp. ....................    6,900       1,274,775
                                                                          -----------
                                                                            2,168,044
                                                                          -----------
Consumer Products -- 2.5%
  Fortune Brands, Inc. .....................................    20,000        632,500
  Kimberly-Clark Corp. .....................................    19,000      1,035,500
                                                                          -----------
                                                                            1,668,000
                                                                          -----------
Containers -- 0.6%
  Bemis Co., Inc. ..........................................    11,200        424,900
                                                                          -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Managed Portfolio

Statement of Net Assets, December 31, 1998 -- Continued

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES       VALUE
-------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Drugs & Health Care -- 7.1%
  Abbott Laboratories.......................................    18,000    $   882,000
  American Home Products Corp. .............................    18,000      1,013,625
  Becton, Dickinson & Co. ..................................    13,000        554,937
 *HCR Manor Care, Inc. .....................................    15,000        440,625
  Johnson & Johnson.........................................    10,000        838,750
  Pfizer, Inc. .............................................    4,500         564,469
  Schering Plough Corp. ....................................    9,000         497,250
                                                                          -----------
                                                                            4,791,656
                                                                          -----------
Electrical Equipment -- 1.9%
  Emerson Electric Co. .....................................    13,000        813,312
  General Electric Co. .....................................    4,700         479,694
                                                                          -----------
                                                                            1,293,006
                                                                          -----------
Energy -- 3.6%
  Chevron Corp. ............................................    5,100         422,981
  Exxon Corp. ..............................................    6,500         475,312
  FPL Group, Inc. ..........................................    5,800         357,425
  Mobil Corp. ..............................................    10,300        897,388
  Royal Dutch Petroleum Co. ................................    6,500         311,188
                                                                          -----------
                                                                            2,464,294
                                                                          -----------
Finance -- 3.6%
  American Express Co. .....................................    8,000         818,000
  Associates First Capital Corp. Class A....................    7,548         319,847
  Citigroup, Inc. ..........................................    14,550        720,225
  Fannie Mae................................................    8,200         606,800
                                                                          -----------
                                                                            2,464,872
                                                                          -----------
Foods -- 4.3%
  Bestfoods, Inc. ..........................................    15,500        825,375
  Hershey Foods Corp. ......................................    9,000         559,688
  McCormick & Co., Inc. ....................................    16,600        561,288
  Sara Lee Corp. ...........................................    33,200        935,825
                                                                          -----------
                                                                            2,882,176
                                                                          -----------
Industrial Diversified -- 1.5%
  Dover Corp. ..............................................    10,000        366,250
  Parker-Hannifin Corp. ....................................    19,000        622,250
                                                                          -----------
                                                                              988,500
                                                                          -----------
Insurance -- 4.4%
  Allstate Corp. ...........................................    20,500        791,813
  American General Corp. ...................................    11,200        873,600
  American International Group, Inc. .......................    6,050         584,581
  Jefferson-Pilot Corp. ....................................    10,050        753,750
                                                                          -----------
                                                                            3,003,744
                                                                          -----------
Lodging -- 1.3%
  Marriott International, Inc., Class A.....................    29,400        852,600
                                                                          -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Managed Portfolio

Statement of Net Assets, December 31, 1998 -- Continued

--------------------------------------------------------------------------------

                                                               MATURITY       SHARES
                                                                 DATE         OR PAR         VALUE
-----------------------------------------------------------------------------------------------------
Oil Field Equipment & Services -- 1.0%
  Halliburton Co. ......................................................        15,000    $   444,375
  Schlumberger Ltd. ....................................................         5,600        258,300
                                                                                          -----------
                                                                                              702,675
                                                                                          -----------
Railroads -- 1.0%
  Union Pacific Corp., Series A.........................................        15,000        675,938
                                                                                          -----------
Retail - Clothing and Apparel -- 0.6%
  Gap, Inc. ............................................................         7,700        433,125
                                                                                          -----------
Retail Merchandising -- 2.5%
 *Costco Companies, Inc. ...............................................        15,500      1,118,906
  May Department Stores Co. ............................................         9,500        573,563
                                                                                          -----------
                                                                                            1,692,469
                                                                                          -----------
Semiconductors -- 0.4%
  Intel Corp. ..........................................................         2,500        296,406
                                                                                          -----------
Tobacco -- 0.7%
  Philip Morris Cos., Inc. .............................................         8,500        454,750
                                                                                          -----------
Utilities -- 3.0%
  Duke Power Co. .......................................................         7,000        448,438
  Enron Corp. ..........................................................        16,500        941,531
  Florida Progress Corp. ...............................................         8,700        389,869
  Sonat, Inc. ..........................................................        10,000        270,625
                                                                                          -----------
                                                                                            2,050,463
                                                                                          -----------
    TOTAL COMMON STOCK (COST $27,778,594)...............................                   41,393,981
                                                                                          -----------
U.S. TREASURY NOTES -- 6.2%
  U.S. Treasury Notes, 4.25%................................  11/15/2003    $3,966,406      3,947,188
  U.S. Treasury Notes, 7.00%................................  07/15/2006       286,804        285,268
                                                                                          -----------
    TOTAL U.S. TREASURY NOTES (COST $4,253,210).............                                4,232,456
                                                                                          -----------
U.S. TREASURY BONDS -- 9.9%
  U.S. Treasury Bonds, 6.00%................................  02/15/2026     2,162,439      2,186,571
  U.S. Treasury Bonds, 4.75%................................  11/15/2008     1,526,374      1,510,731
  U.S. Treasury Bonds, 5.50%................................  08/15/2028     3,010,328      3,011,557
                                                                                          -----------
    TOTAL U.S. TREASURY BONDS (COST $6,699,141).............                                6,708,859
                                                                                          -----------
U.S. TREASURY STRIP NOTES -- 1.3%
  U.S. Treasury Strip Notes.................................  05/15/2002       856,622        856,248
                                                                                          -----------
    TOTAL U.S. TREASURY STRIP NOTES (COST $856,622).........                                  856,248
                                                                                          -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Managed Portfolio

Statement of Net Assets, December 31, 1998 -- Continued

--------------------------------------------------------------------------------

                                                               MATURITY
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          DATE          PAR           VALUE
-----------------------------------------------------------------------------------------------------
AGENCY OBLIGATIONS -- 7.1%
  Collateralized Mortgage Obligation Trust, 7.95%...........  05/01/2017    $  278,249    $   284,924
  Federal Home Loan Mortgage Corp., 9.50%...................  03/01/2006       149,536        156,625
  Federal Home Loan Mortgage Corp., 8.00%...................  11/01/2008       320,973        328,896
  Federal National Mortgage Association, 7.50%..............  10/01/2028       989,609        989,561
  Federal National Mortgage Association, 7.00%..............  03/01/2008       350,316        358,452
  Federal National Mortgage Association, 7.75%..............  03/01/2008       175,568        179,351
  Federal National Mortgage Association, 7.75%..............  05/01/2008       102,637        104,841
  Federal National Mortgage Association, 6.00%..............  09/01/2025       442,967        448,904
  Government National Mortgage Association, 8.00%...........  03/15/2007       267,367        271,300
  Government National Mortgage Association, 8.00%...........  08/15/2008       376,301        381,836
  Government National Mortgage Association, 7.00%...........  02/15/2009     1,287,873      1,294,214
                                                                                          -----------
    TOTAL AGENCY OBLIGATIONS (COST $4,741,396)..............                                4,798,904
                                                                                          -----------
CORPORATE BONDS -- 11.7%
Communications -- 2.5%
  Comsat Corp. Medium Term Note, 8.05%......................  12/13/2006       519,123        580,769
  Continental Cablevision, Inc. Senior Debentures, 9.50%....  08/01/2013       576,603        589,375
  Worldcom, Inc., 6.40%.....................................  08/15/2005       499,040        518,750
                                                                                          -----------
                                                                                            1,688,894
                                                                                          -----------
Entertainment -- 0.7%
  Mirage Resorts, Inc., 6.625%..............................  02/01/2005       495,450        490,000
                                                                                          -----------
Finance -- 1.6%
  First Union Corp., 6.824%.................................  08/01/2006       594,026        667,500
  Simon Debartolo Group Note, 6.75%.........................  06/15/2005       383,043        397,000
                                                                                          -----------
                                                                                            1,064,500
                                                                                          -----------
Finance - Investment & Other -- 1.6%
  Lehman Brothers Holdings, Inc., 8.50%.....................  08/01/2015       529,373        546,875
  Salomon, Inc., Senior Notes, 7.20%........................  02/01/2004       529,741        530,625
                                                                                          -----------
                                                                                            1,077,500
                                                                                          -----------
Foreign Financial Institutions -- 2.0%
  Bank Austria, 7.25%.......................................  02/15/2017       526,986        525,625
  Banque Nationale de Paris, 7.738%.........................  12/31/2049       250,000        244,375
  Midland Bank Plc, 7.65%...................................  05/01/2025       614,739        605,688
                                                                                          -----------
                                                                                            1,375,688
                                                                                          -----------
Industrial -- 1.9%
  IMC Global, Inc., 7.40%...................................  11/01/2002       499,137        508,125
  Lubrizol Corp., 5.875%....................................  12/01/2008       246,994        249,375
  Owens Corning, 7.50%......................................  05/01/2005       505,245        515,625
                                                                                          -----------
                                                                                            1,273,125
                                                                                          -----------
Tobacco -- 0.6%
  Dimon, Inc. Senior Notes, 8.875%..........................  06/01/2006       408,000        390,000
                                                                                          -----------
Utilities -- 0.8%
  Cleveland Electric Illuminating, 9.00%....................  07/01/2023       547,377        550,625
                                                                                          -----------
    TOTAL CORPORATE BONDS (COST $7,724,877).................                                7,910,332
                                                                                          -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Managed Portfolio

Statement of Net Assets, December 31, 1998 -- Concluded

--------------------------------------------------------------------------------

                                                               MATURITY       SHARES
DESCRIPTION AND PERCENTAGE OF PORTFOLIO                          DATE         OR PAR         VALUE
-----------------------------------------------------------------------------------------------------
COMMERCIAL PAPER -- 13.9%
  C.I.T. Group Holdings, Inc., 5.60%........................  01/05/1999    $1,299,191    $ 1,299,191
  C.I.T. Group Holdings, Inc., 5.18%........................  02/16/1999       993,381        993,381
  Federal Home Loan Mortgage Corp., 5.03%...................  02/10/1999     1,789,940      1,789,772
  Federal Home Loan Mortgage Corp., 5.04%...................  02/12/1999     1,595,563      1,595,106
  Federal Home Loan Mortgage Corp., 5.025%..................  02/16/1999       993,579        993,472
  International Lease Finance Corp., 5.20%..................  02/16/1999     2,781,396      2,781,176
                                                                                          -----------
    TOTAL COMMERCIAL PAPER (COST $9,453,050)................                                9,452,098
                                                                                          -----------

SHORT TERM INVESTMENTS -- 0.7%
Temporary Investment Fund, Inc. -- TempCash.................    508,133        508,133
                                                                           -----------
    TOTAL SHORT TERM INVESTMENTS (COST $508,133)............                   508,133
                                                                           -----------
    TOTAL INVESTMENTS -- 111.9% (COST $62,015,023)..........                75,861,011
LIABILITIES IN EXCESS OF OTHER ASSETS -- (11.9%)............                (8,055,700)
                                                                           -----------
NET ASSETS -- 100.0%
  (Equivalent to $17.68 per share based on 3,834,704 shares
    of capital stock outstanding)...........................               $67,805,311
                                                                           ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($67,805,311/3,834,704 shares outstanding)................               $     17.68
                                                                           ===========

*Non-Income Producing
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Aggressive Growth Portfolio

Statement of Net Assets, December 31, 1998

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                           SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK -- 91.5%
Banks -- 4.3%
  Cullen Frost Bankers, Inc. ...............................        15,000    $   823,125
  Mercantile Bankshares Corp. ..............................        20,000        770,000
  Wilmington Trust Corp. ...................................        14,000        862,750
                                                                              -----------
                                                                                2,455,875
                                                                              -----------
Beverages -- 1.0%
  *Robert Mondavi Corp., Class A............................        14,000        572,250
                                                                              -----------
Business & Consumer Services -- 18.2%
  *Acxiom Corp. ............................................        44,000      1,364,000
  *Affiliated Computer Services, Inc. ......................        54,000      2,430,000
  Analysts International Corp. .............................        57,000      1,097,250
  *Caci International, Inc. ................................        44,000        742,500
  *Catalina Marketing Corp. ................................        23,000      1,572,625
  *Healthcare Services Group................................        44,000        401,500
  *Sterling Commerce, Inc. .................................        36,000      1,620,000
  Unifirst Corp. ...........................................        45,000      1,026,562
                                                                              -----------
                                                                               10,254,437
                                                                              -----------
Chemicals - Specialty -- 5.6%
  *Bush Boake Allen, Inc. ..................................        48,000      1,692,000
  Cambrex Corp. ............................................        62,000      1,488,000
                                                                              -----------
                                                                                3,180,000
                                                                              -----------
Communications -- 2.1%
  *Dynatech Corp. ..........................................         7,000         19,250
  *True North Communications................................        44,000      1,182,500
                                                                              -----------
                                                                                1,201,750
                                                                              -----------
Containers -- 1.5%
  Bemis Co., Inc. ..........................................        22,700        861,181
                                                                              -----------
Cosmetics and Toiletries -- 2.1%
  Alberto-Culver Co. Class A................................        46,000      1,161,500
                                                                              -----------
Drugs & Health Care -- 3.1%
  *Covance,.................................................        44,000      1,281,500
  *Genesis Health Ventures, Inc. ...........................        40,000        350,000
  *Monarch Dental Corp. ....................................        26,000        104,812
                                                                              -----------
                                                                                1,736,312
                                                                              -----------
Electronics -- 5.4%
  Harman International Industries, Inc. ....................        22,000        838,750
  Methode Electronics, Inc. Class A.........................        87,000      1,359,375
  *Photronics Labs, Inc. ...................................        36,000        862,875
                                                                              -----------
                                                                                3,061,000
                                                                              -----------
Energy -- 2.1%
  *Calenergy Company, Inc. .................................        34,000      1,179,375
                                                                              -----------
Environmental Control -- 2.9%
  Donaldson Co., Inc. ......................................        45,000        933,750
  *Tetra Technologies, Inc. ................................        66,000        721,875
                                                                              -----------
                                                                                1,655,625
                                                                              -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Aggressive Growth Portfolio

Statement of Net Assets, December 31, 1998 -- Continued

--------------------------------------------------------------------------------

DESCRIPTION AND PERCENTAGE OF PORTFOLIO                           SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Financial -- 4.6%
  Duff & Phelps Credit Rating Co. ..........................        22,000    $ 1,205,875
  Waddell & Reed Financial, Inc. ...........................        45,000      1,065,937
  *Waddell & Reed Financial, Inc. Class B...................        14,000        325,500
                                                                              -----------
                                                                                2,597,312
                                                                              -----------
Food & Food Distributors -- 2.7%
  ConAgra, Inc. ............................................        13,000        409,500
  Smart & Final, Inc. ......................................        24,000        231,000
  Tootsie Roll Industries, Inc. ............................        14,000        547,750
  Worthington Foods, Inc. ..................................        18,000        342,000
                                                                              -----------
                                                                                1,530,250
                                                                              -----------
Healthcare Providers -- 0.7%
  HealthPlan Services Corp. ................................        36,000        414,000
                                                                              -----------
Industrial Diversified -- 0.8%
  Lawter International, Inc. ...............................        40,000        465,000
                                                                              -----------
Insurance -- 5.1%
  Enhance Financial Services Group, Inc. ...................        31,000        930,000
  HCC Insurance Holdings, Inc. .............................        53,900        949,987
  Horace Mann Educators Corp. ..............................        34,800        991,800
                                                                              -----------
                                                                                2,871,787
                                                                              -----------
Manufacturing -- 4.8%
  AptarGroup, Inc. .........................................        44,000      1,234,750
  *Ocular Sciences, Inc. ...................................        14,000        374,500
  Tyco International Ltd. ..................................        14,000      1,056,125
                                                                              -----------
                                                                                2,665,375
                                                                              -----------
Medical Equipment & Supplies -- 5.4%
  Ballard Medical Products..................................        35,000        850,938
  Diagnostic Products Corp. ................................         5,400        168,075
  Hillenbrand Industries, Inc. .............................        12,000        682,500
  Mentor Corp. .............................................        31,000        726,563
  Minntech Corp. ...........................................        40,000        620,000
                                                                              -----------
                                                                                3,048,076
                                                                              -----------
Oil Field Equipment & Services -- 0.8%
  *Smith International, Inc. ...............................        18,000        453,375
                                                                              -----------
Railroads -- 0.3%
  *Railtex, Inc. ...........................................        14,000        158,375
                                                                              -----------
Real Estate -- 2.5%
  Chateau Communities, Inc. ................................        48,000      1,407,000
                                                                              -----------
Restaurants -- 5.0%
  Applebee's International, Inc. ...........................        20,000        412,500
  Ruby Tuesday, Inc. .......................................        58,000      1,232,500
  Sbarro, Inc. .............................................        44,000      1,152,250
                                                                              -----------
                                                                                2,797,250
                                                                              -----------
Retail - Clothing and Apparel -- 0.6%
  *Lands' End, Inc. ........................................        13,000        350,188
                                                                              -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Aggressive Growth Portfolio

Statement of Net Assets, December 31, 1998 -- Concluded

--------------------------------------------------------------------------------

                                                                 MATURITY       SHARES
          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                  DATE         OR PAR         VALUE
-------------------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Retail Merchandising -- 4.5%
  Casey General Stores, Inc. .............................................        22,000        286,688
  Ethan Allen Interiors, Inc. ............................................        22,000        902,000
*The Wet Seal, Inc., Class A..............................................        44,000      1,328,250
                                                                                            -----------
                                                                                              2,516,938
                                                                                            -----------
Semiconductors -- 3.1%
  Dallas Semiconductor Corp. .............................................        26,500      1,079,875
*Novellus Systems, Inc. ..................................................        14,000        693,000
                                                                                            -----------
                                                                                              1,772,875
                                                                                            -----------
Software -- 1.3%
*Filenet Corp. ...........................................................        66,000        756,938
                                                                                            -----------
Transportation -- 1.0%
  C.H. Robinson Worldwide, Inc. ..........................................        22,000        570,625
                                                                                            -----------
    TOTAL COMMON STOCK (COST $45,287,758).................................                   51,694,669
                                                                                            -----------
CORPORATE BOND -- 0.1%
  Phoenix Investment Partners Ltd., 6.00%...................    11/01/2015    $   62,500         71,440
                                                                                            -----------
    TOTAL CORPORATE BOND (COST $68,859).....................                                     71,440
                                                                                            -----------
COMMERCIAL PAPER -- 7.1%
  American Express Credit Corp., 4.90%......................    01/11/1999     2,600,000      2,596,461
  C.I.T. Group Holdings, Inc., 5.99%........................    01/06/1999     1,400,000      1,398,835
                                                                                            -----------
    TOTAL COMMERCIAL PAPER (COST $3,995,296)................                                  3,995,296
                                                                                            -----------

SHORT TERM INVESTMENTS -- 1.4%
  Temporary Investment Fund, Inc. -- TempCash...............                  763,468           763,468
                                                                                            -----------
    TOTAL SHORT TERM INVESTMENTS (COST $763,468)...........  .                                  763,468
                                                                                            -----------
    TOTAL INVESTMENTS -- 100.1% (COST $50,115,381)..........                                 56,524,873
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1%).............                                    (29,558)
                                                                                            -----------
NET ASSETS -- 100.0%
  (Equivalent to $21.91 per share based on 2,578,095 shares
    of capital stock outstanding)...........................                                $56,495,315
                                                                                            ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($56,495,315/2,578,095 shares outstanding)................                                $     21.91
                                                                                            ===========

* Non-income producing.
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The International Portfolio

Statement of Net Assets, December 31, 1998

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK -- 96.0%
Argentina -- 0.8%
  YPF Sociedad Anonima ADR..................................        21,000    $   586,687
                                                                              -----------
Australia -- 2.1%
  Australia & New Zealand Bank Group Ltd....................       107,416        703,650
  Boral Ltd.................................................       238,986        340,077
  Pacific Dunlop Ltd........................................       261,642        423,670
                                                                              -----------
                                                                                1,467,397
                                                                              -----------
Denmark -- 0.6%
  Jyske Bank................................................         4,590        445,149
                                                                              -----------
Finland -- 0.9%
  Kesko Oyj.................................................        41,500        622,915
                                                                              -----------
France -- 9.9%
  *Alstom S.A...............................................        18,315        425,824
  Bongrain..................................................         1,227        549,140
  Credit Local de France....................................         4,400        678,194
  Elf Aquitaine ADR.........................................        16,451        931,538
  Guyenne Et Gascogne SA....................................         1,500        672,931
  L'Air Liquide.............................................         5,037        924,257
  Michelin-(CGDE)...........................................         9,653        386,223
  Pechiney SA...............................................        11,300        369,181
  Societe Generale..........................................         5,728        928,004
  Thomson CSF...............................................        18,419        791,363
  Usinor Sacilor............................................        39,000        433,216
                                                                              -----------
                                                                                7,089,871
                                                                              -----------
Germany -- 12.3%
  Bayer AG..................................................        26,000      1,085,727
  Deutsche Bank AG..........................................        11,500        677,011
  Deutsche Lufthansa AG.....................................        28,800        636,342
  GEA AG....................................................        21,200        640,256
  Hoechst AG................................................        17,000        705,305
  Hugo Boss AG..............................................           100        192,132
  Km Europa Metal AG........................................         4,600        265,142
  Merck KGAA................................................        19,000        855,589
  Rheinmetall AG............................................        13,900        261,222
  Siemens AG................................................        18,000      1,161,799
  Tarkett AG................................................        11,000        134,072
  Veba AG...................................................        22,600      1,352,863
  Viag AG...................................................           400        234,641
  Volkswagen................................................         7,600        606,898
                                                                              -----------
                                                                                8,808,999
                                                                              -----------
Greece -- 0.7%
  Hellenic Telecommunications...............................        35,555        466,659
                                                                              -----------
Hong Kong -- 1.8%
  Henderson Investment Ltd..................................       705,000        414,062
  Hong Kong Electric........................................       225,000        682,520
  HSBC Holdings Plc.........................................         7,332        182,660
                                                                              -----------
                                                                                1,279,242
                                                                              -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The International Portfolio

Statement of Net Assets, December 31, 1998 -- Continued

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK (CONTINUED)
Italy -- 4.0%
  Ente Nazionale Idrocarburi SpA............................        17,000    $ 1,151,750
  Istituto Bancario San Paolo di Torino ADR.................        11,756        420,277
  Telecom Italia SpA........................................       200,000      1,261,453
                                                                              -----------
                                                                                2,833,480
                                                                              -----------
Japan -- 24.0%
  Canon, Inc................................................        39,000        834,998
  Credit Saison Co..........................................        39,500        975,273
  Dai-Tokyo Fire and Marine Insurance.......................       143,000        507,107
  Fuji Machine..............................................        21,000        664,648
  Hitachi Ltd...............................................        25,000        155,146
  Honda Motor Co. Ltd.......................................        18,000        592,039
  Ito Yokado Co. Ltd........................................        14,000        980,526
  Kao Corp..................................................        42,000        949,497
  Mabuchi Motors............................................        14,000      1,073,614
  Marubeni Corp.............................................       235,000        404,179
  Matsumotokiyoshi..........................................        17,500        677,990
  Mineba Co. Ltd............................................        87,000        998,062
  Mitsubishi Heavy Industries Ltd...........................       110,000        429,091
  Murata Manufacturing Co. Ltd..............................        26,000      1,018,825
  Namco Ltd.................................................        19,200        386,395
  Nichiei...................................................        10,300        812,702
  Nishimatsu Construction...................................        80,000        468,099
  Rinnai Corp...............................................        37,000        648,175
  Rohm Co. Ltd..............................................         8,000        733,355
  Sankyo Co. Ltd............................................        19,000        318,361
  Sekisui Chemical Co.......................................        75,000        505,334
  Sony Corp.................................................        12,000        875,558
  Toshiba Corp..............................................       103,000        614,549
  Toyota Motor Corp.........................................        21,000        571,560
  Yamanouchi Pharmaceuticals................................        32,000      1,032,655
                                                                              -----------
                                                                               17,227,738
                                                                              -----------
Korea -- 0.0%
  Kookmin Bank GDR..........................................             1              5
                                                                              -----------
Netherlands -- 7.9%
  ABN Amro Holding..........................................        42,491        894,347
  AKZO N.V. ADR.............................................        16,500        736,313
  Buhrman N.V...............................................        28,020        501,672
  Hollandsche Beton.........................................        35,782        442,346
  Hunter Douglas N.V........................................        21,693        718,985
  KPN ADS...................................................        19,217        965,654
  Philips Electronics N.V. ADR..............................         9,700        656,569
  Stork N.V.................................................        18,000        411,474
  TNT Post Group N.V. ADR...................................         9,710        315,585
                                                                              -----------
                                                                                5,642,945
                                                                              -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The International Portfolio

Statement of Net Assets, December 31, 1998 -- Continued

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK (CONTINUED)
New Zealand -- 0.4%
  Air New Zealand...........................................        14,936    $    23,512
  Fletcher Challenge Paper..................................       427,822        287,022
                                                                              -----------
                                                                                  310,534
                                                                              -----------
Norway -- 0.5%
  Fred Olsen Energy ASA.....................................        19,750        121,837
  Orkla.....................................................        16,000        208,958
                                                                              -----------
                                                                                  330,795
                                                                              -----------
Peru -- 0.5%
  Telefonica del Peru S.A. ADR..............................        27,000        342,563
                                                                              -----------
Portugal -- 0.6%
  Banco Pinto & Sotto Mayor SA..............................        21,140        400,817
                                                                              -----------
Singapore -- 1.3%
  Development Bank..........................................        69,000        623,106
  Singapore Press Holdings..................................        26,000        283,643
                                                                              -----------
                                                                                  906,749
                                                                              -----------
Spain -- 6.3%
  Banco Popular Espanol SA..................................        10,200        770,266
  Corporacion Bancaria de Espanol ADR.......................        13,000        669,500
  Endesa SA.................................................        36,300        963,277
  Gas y Electricidad SA.....................................         8,591        854,908
  Repsol ADR................................................        23,000      1,256,375
                                                                              -----------
                                                                                4,514,326
                                                                              -----------
Sweden -- 2.6%
  Autoliv, Inc. SDR.........................................        26,700        958,567
  Pharmacia & Upjohn, Inc. - ADR............................        11,200        634,200
  Scania AB - Class A - ADR.................................        14,800        272,061
                                                                              -----------
                                                                                1,864,828
                                                                              -----------
Switzerland -- 4.5%
  Barry Callebaut AG - Registered Shares....................         1,628        369,817
  Forbo Holding AG - Registered Shares......................         1,430        624,691
  Sulzer AG - Registered Shares.............................         1,150        699,974
  Swisscom AG - Registered Shares...........................         1,400        586,102
  United Bank of Switzerland - Registered Shares............         2,970        912,529
                                                                              -----------
                                                                                3,193,113
                                                                              -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The International Portfolio

Statement of Net Assets, December 31, 1998 -- Concluded

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES         VALUE
-----------------------------------------------------------------------------------------
COMMON AND PREFERRED STOCK (CONTINUED)
United Kingdom -- 14.3%
  BOC Group Plc.............................................        52,008    $   743,738
  British Airways Plc.......................................        18,384        123,956
  British Airways Plc ADR...................................         4,000        271,250
  Bunzl Plc.................................................       192,146        752,880
  Laird Group Ordinary......................................       116,000        317,488
  Lucasvarity Plc...........................................       176,625        589,211
  Medeva Plc................................................       127,000        223,982
  Morgan Crucible Co. Plc...................................       103,315        477,013
  Powergen Plc..............................................        85,000      1,117,243
  Rio Tinto Plc.............................................        62,845        730,889
  Royal & Sun Alliance Insurance Group Plc..................       109,688        895,622
  Safeway Plc...............................................       184,480        926,958
  Stakis Plc................................................       345,000        574,014
  Standard Chartered Bank...................................        66,000        764,837
  Storehouse Plc............................................       254,389        579,859
  Tomkins Plc...............................................       241,028      1,136,905
                                                                              -----------
                                                                               10,225,845
                                                                              -----------
    TOTAL COMMON AND PREFERRED STOCK (COST $63,584,016).....                   68,560,657
                                                                              -----------
SHORT TERM INVESTMENTS -- 0.2%
  Temporary Investment Fund, Inc. -- TempCash...............       114,778        114,778
                                                                              -----------
    TOTAL SHORT TERM INVESTMENTS (COST $114,778)............                      114,778
                                                                              -----------
    TOTAL INVESTMENTS -- 96.2% (COST $63,698,794)...........                   68,675,435
OTHER ASSETS IN EXCESS OF LIABILITIES -- 3.8%...............                    2,687,774
                                                                              -----------
NET ASSETS -- 100.0%
  (Equivalent to $13.85 per share based on 5,151,410 shares
    of capital stock outstanding)...........................                  $71,363,209
                                                                              ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($71,363,209/5,151,410 shares outstanding)................                  $     13.85
                                                                              ===========

* Non-income producing
See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Sentinel Growth Portfolio

Statement of Net Assets, December 31, 1998

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES       VALUE
-------------------------------------------------------------------------------------
COMMON STOCK -- 95%
Aerospace -- 1.1%
  Goodrich (B.F.) Co. ......................................     3,800    $   136,325
                                                                          -----------
Banks -- 2.8%
  Cullen Frost Bankers, Inc. ...............................     3,700        203,037
  Mercantile Bankshares Corp. ..............................     3,400        130,900
                                                                          -----------
                                                                              333,937
                                                                          -----------
Beverages -- 2.4%
  Pepsico, Inc. ............................................     7,000        286,562
                                                                          -----------
Business & Consumer Services -- 13%
  *Acxiom Corp. ............................................     8,900        275,900
  *Affiliated Computer Services, Inc. ......................    10,400        468,000
  Automatic Data Processing, Inc. ..........................       800         64,150
  *Catalina Marketing Corp. ................................     3,500        239,312
  Electronic Data Systems Corp. ............................     4,000        201,000
  Omnicom Group, Inc. ......................................     2,900        168,200
  *Sodexho Marriot Services, Inc. ..........................     6,000        166,125
                                                                          -----------
                                                                            1,582,687
                                                                          -----------
Chemicals - Specialty -- 2.1%
  *Bush Boake Allen, Inc. ..................................     3,300        116,325
  Cambrex Corp. ............................................     6,000        144,000
                                                                          -----------
                                                                              260,325
                                                                          -----------
Communications -- 11.6%
  *Airtouch Communications, Inc. ...........................     1,600        115,400
  *Applied Materials, Inc. .................................     4,500        192,094
  AT&T Corp.................................................     2,200        165,550
  *Cox Communications, Inc. ................................     5,000        345,625
  *KLA-Tenor Corp. .........................................     4,700        203,862
  *MCI Worldcom, Inc. ......................................     5,500        394,625
                                                                          -----------
                                                                            1,417,156
                                                                          -----------
Computer Peripherals -- 0.9%
  *Cisco Systems, Inc. .....................................     1,100        102,094
                                                                          -----------
Computers -- 4.1%
  Compaq Computer Corp. ....................................     8,000        335,500
  Hewlett Packard Co. ......................................     2,400        163,950
                                                                          -----------
                                                                              499,450
                                                                          -----------
Containers -- 0.6%
  Bemis Co., Inc. ..........................................     2,000         75,875
                                                                          -----------
Drug & Health Care -- 6.4%
  Abbott Laboratories.......................................     1,300         63,700
  American Home Products Corp. .............................     1,800        101,362
  Becton Dickinson & Co. ...................................     2,200         93,912
  *Covance, Inc. ...........................................    11,300        329,112
  *Genesis Health Ventures, Inc. ...........................    12,200        106,750
  Merck & Co., Inc. ........................................       600         88,613
                                                                          -----------
                                                                              783,449
                                                                          -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Sentinel Growth Portfolio

Statement of Net Assets, December 31, 1998 -- Continued

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES       VALUE
-------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Electronics -- 2.2%
  Motorola, Inc. ...........................................     2,400    $   146,550
  *Photronics, Inc. ........................................     5,000        119,844
                                                                          -----------
                                                                              266,394
                                                                          -----------
Energy -- 2.0%
  *Calenergy Company, Inc. .................................     7,100        246,281
                                                                          -----------
Finance -- 1.7%
  American Express Co. .....................................     1,300        132,925
  SLM Holding Corp. ........................................     1,450         69,600
                                                                          -----------
                                                                              202,525
                                                                          -----------
Foods -- 3.0%
  Hershey Foods Corp. ......................................     1,000         62,188
  McCormick & Co., Inc. ....................................     5,600        189,350
  Sara Lee Corp. ...........................................     4,000        112,750
                                                                          -----------
                                                                              364,288
                                                                          -----------
Insurance -- 1.6%
  Enhance Financial Services Group, Inc. ...................     6,600        198,000
                                                                          -----------
Lodging -- 0.7%
  Marriott International, Inc., Class A.....................     3,000         87,000
                                                                          -----------
Medical Equipment & Supplies -- 4.3%
  Hillenbrand Industries, Inc. .............................     5,500        312,813
  Medtronic, Inc. ..........................................     2,800        207,900
                                                                          -----------
                                                                              520,713
                                                                          -----------
Oil Equipment & Services -- 2.1%
  *Smith International, Inc. ...............................    10,000        251,875
                                                                          -----------
Restaurants -- 6.5%
  *Outback Steakhouse, Inc. ................................     6,800        271,150
  Ruby Tuesday, Inc. .......................................    16,800        357,000
  *Sbarro, Inc. ............................................     6,400        167,600
                                                                          -----------
                                                                              795,750
                                                                          -----------
Retail - Clothing and Apparel -- 2.2%
  Gap, Inc. ................................................     2,550        143,438
  *Lands' End, Inc. ........................................     4,400        118,525
                                                                          -----------
                                                                              261,963
                                                                          -----------
Retail Merchandising -- 9.0%
  *Costco Companies, Inc. ..................................     1,600        115,500
  Ethan Allen Interiors, Inc. ..............................     2,700        110,700
  Home Depot, Inc. .........................................     2,100        128,494
  *The Wet Seal, Inc., Class A..............................     9,500        286,781
  TJX Companies, Inc. ......................................     4,200        121,800
  Wal-Mart Stores, Inc. ....................................     4,100        333,894
                                                                          -----------
                                                                            1,097,169
                                                                          -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Sentinel Growth Portfolio

Statement of Net Assets, December 31, 1998 -- Concluded

--------------------------------------------------------------------------------

                                                                 MATURITY      SHARES
          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                  DATE        OR PAR         VALUE
------------------------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Semiconductors -- 5.1%
  Dallas Semiconductor Corp. ...............................                      4,100     $ 167,075
  Intel Corp. ..............................................                      2,100       248,981
  *Novellus Systems, Inc. ..................................                      4,200       207,900
                                                                                            ---------
                                                                                              623,956
                                                                                            ---------
Software -- 5.4%
  *Filenet Corp. ...........................................                      5,500        63,078
  *Microsoft Corp. .........................................                      1,800       249,638
  *Novell, Inc. ............................................                     19,000       344,375
                                                                                            ---------
                                                                                              657,091
                                                                                            ---------
Tobacco -- 4.2%
  Philip Morris Cos., Inc. .................................                      6,800       363,800
  UST, Inc. ................................................                      4,100       142,988
                                                                                            ---------
                                                                                              506,788
                                                                                            ---------
    TOTAL COMMON STOCK (COST $9,873,224)....................                               11,557,653
                                                                                            ---------

COMMERCIAL PAPER -- 4.1%
  Ford Motor Credit Corp. ..................................    01/05/1999    $ 500,000        499,680
                                                                                           -----------
    TOTAL COMMERCIAL PAPER (COST $499,680)..................                                   499,680
                                                                                           -----------

SHORT TERM INVESTMENTS -- 1.0%
  Temporary Investment Fund, Inc. -- TempCash...............                     122,743        122,743
                                                                                            -----------
    TOTAL SHORT TERM INVESTMENTS (COST $122,743)............                                    122,743
                                                                                            -----------
    TOTAL INVESTMENTS -- 100.1% (COST $10,495,647)..........                                 12,180,076
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.1%).............                                    (13,097)
                                                                                            -----------
NET ASSETS -- 100%
  (Equivalent to $13.43 per share based on 906,004 shares of
    capital stock outstanding)..............................                                $12,166,979
                                                                                            ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($12,166,979 / 906,004 shares outstanding)................                                $     13.43
                                                                                            ===========

* Non-Income Producing

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Large Cap Growth Portfolio

Statement of Net Assets, December 31, 1998

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK -- 100.5%
Aerospace and Defense -- 0.2%
  United Technologies Corp. ................................        300    $    32,625
                                                                           -----------
Airlines -- 0.1%
  Southwest Airlines Co.....................................        450         10,097
                                                                           -----------
Banks -- 2.5%
  Bank America Corp. .......................................      1,100         66,137
  Fifth Third Bancorp.......................................        400         28,525
  First Tennessee National Corp. ...........................        400         15,225
  National Community Bancorp................................        875         16,461
  Northern Trust Corp. .....................................        500         43,656
  U.S. Bancorp..............................................      5,000        177,500
  Zions Bancorp.............................................        200         12,475
                                                                           -----------
                                                                               359,979
                                                                           -----------
Beverages -- 2.9%
  Anheuser-Busch Companies, Inc. ...........................      1,100         72,187
  Coca Cola Co. ............................................      5,100        341,062
                                                                           -----------
                                                                               413,249
                                                                           -----------
Broadcasting & Publishing -- 0.3%
  Gannett, Inc. ............................................        400         26,475
  Times Mirror Co. .........................................        100          5,600
  Tribune Co. ..............................................        200         13,200
                                                                           -----------
                                                                                45,275
                                                                           -----------
Building Materials -- 0.3%
  Ecolab, Inc. .............................................        600         21,712
  Lowe's Cos., Inc. ........................................        400         20,475
                                                                           -----------
                                                                                42,187
                                                                           -----------
Business & Consumer Services -- 5.3%
  *3Com Corp. ..............................................      6,000        268,875
  America Online, Inc. .....................................      1,520        220,020
  Automatic Data Processing, Inc. ..........................        700         56,131
  *Fiserv, Inc. ............................................        300         15,431
  Interpublic Group of Cos., Inc. ..........................        400         31,900
  *Lycos, Inc. .............................................        200         11,112
  Nielsen Media Research, Inc. .............................         66          1,188
  Omnicom Group, Inc. ......................................        300         17,400
  *Quintiles Transnational Corp. ...........................        100          5,338
  Service Corp. International...............................        400         15,225
  *Yahoo!, Inc. ............................................        505        118,707
                                                                           -----------
                                                                               761,327
                                                                           -----------
Business Equipment -- 0.1%
  *Lexmark International Group, Inc., Class A...............        200         20,100
                                                                           -----------
Chemicals -- 1.3%
  Union Carbide Corp. ......................................      4,500        191,250
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Large Cap Growth Portfolio

Statement of Net Assets, December 31, 1998 -- Continued

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Communications -- 9.4%
  *Airtouch Communications, Inc.  ..........................        300    $    21,637
  Ameritech Corp. ..........................................      1,000         63,375
  *Applied Materials, Inc. .................................      2,810        119,952
  *Ascend Communications, Inc. .............................      1,700        111,775
  *At Home Corp. Series A...................................        470         34,897
  AT&T Corp. ...............................................        855         64,339
  *CIENA, Corp. ............................................      3,600         52,650
  Comcast Corp. Special Class A Non-Voting..................        500         29,344
  Lucent Technologies, Inc. ................................      1,300        143,000
  *MCI Worldcom, Inc........................................      4,610        330,767
  SBC Communications, Inc. .................................      1,600         85,800
  Sprint Corp. .............................................      2,050        172,456
  *Sprint Corp. (PCS Group).................................      1,025         23,703
  *Tellabs, Inc. ...........................................      1,300         89,131
                                                                           -----------
                                                                             1,342,826
                                                                           -----------
Computer Peripherals -- 4.8%
  *Cisco Systems, Inc. .....................................      7,440        690,525
                                                                           -----------
Computers -- 5.2%
  Compaq Computer Corp. ....................................      7,650        320,822
  *Compuware Corp. .........................................        300         23,437
  *Dell Computer Corp. .....................................      1,800        131,737
  International Business Machines Corp. ....................        375         69,281
  *Seagate Technology, Inc. ................................      6,300        190,575
  *SunGard Data Systems, Inc. ..............................        300         11,906
                                                                           -----------
                                                                               747,758
                                                                           -----------
Cosmetics and Toiletries -- 1.5%
  Avon Products, Inc. ......................................      4,900        216,825
                                                                           -----------
Consumer Products -- 0.4%
  Clorox Co. ...............................................        520         60,742
                                                                           -----------
Diversified -- 0.8%
  Standard & Poor's Depositary Receipts.....................        905        111,315
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Large Cap Growth Portfolio

Statement of Net Assets, December 31, 1998 -- Continued

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Drugs & Health Care -- 18.8%
  Abbott Laboratories.......................................      6,960    $   341,040
  American Home Products Corp. .............................      4,100        230,881
  *Amgen Corp. .............................................      2,400        250,950
  Becton, Dickinson & Co. ..................................      4,400        187,825
  Bristol-Myers Squibb Co. .................................      3,500        468,344
  Cardinal Health, Inc. ....................................        667         50,609
  Colgate-Palmolive Co. ....................................        350         32,506
  CVS Corp. ................................................        400         22,000
  *Genetech, Inc. ..........................................        200         15,937
  Health Management Associates, Inc. Class A................        850         18,381
  Johnson & Johnson.........................................      1,300        109,037
  Lilly (Eli) & Co. ........................................        600         53,325
  Merck & Co., Inc. ........................................      2,100        310,143
  Omnicare, Inc. ...........................................        100          3,475
  Pfizer, Inc. .............................................      2,045        256,519
  Schering Plough Corp. ....................................      2,400        132,600
  Walgreen Co. .............................................        600         35,137
  Warner-Lambert Co. .......................................      2,200        165,413
                                                                           -----------
                                                                             2,684,122
                                                                           -----------
Electrical Equipment -- 3.1%
  *American Power Conversion Corp. .........................        300         14,531
  General Electric Co. .....................................      4,160        424,580
                                                                           -----------
                                                                               439,111
                                                                           -----------
Electronic Instruments -- 0.5%
  *Xilinx, Inc. ............................................      1,100         71,637
                                                                           -----------
Electronics -- 2.1%
  Linear Technology Corp. ..................................      1,000         89,563
  *Maxim Integrated Products, Inc. .........................      1,700         74,269
  Tandy Corp. ..............................................      3,400        140,038
                                                                           -----------
                                                                               303,870
                                                                           -----------
Entertainment -- 0.4%
  Harley-Davidson, Inc. ....................................        200          9,475
  Walt Disney Co. ..........................................      1,800         54,000
                                                                           -----------
                                                                                63,475
                                                                           -----------
Finance -- 7.0%
  Associates First Capital Corp. Class A....................        400         16,950
  Citigroup, Inc. ..........................................      3,900        193,050
  Finova Group, Inc. .......................................        200         10,788
  MBNA Corp. ...............................................      9,000        224,438
  Paychex, Inc. ............................................      1,150         59,153
  Providian Financial Corp. ................................      4,125        309,375
  SunAmerica, Inc. .........................................      2,400        194,700
                                                                           -----------
                                                                             1,008,454
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Large Cap Growth Portfolio

Statement of Net Assets, December 31, 1998 -- Continued

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Finance - Investment & Other -- 1.2%
  Capital One Financial Corp. ..............................        325    $    37,375
  Franklin Resources, Inc. .................................      4,400        140,800
                                                                           -----------
                                                                               178,175
                                                                           -----------
Food & Food Distributors -- 0.2%
  Heinz (H.J.) Co. .........................................        300         16,988
  Quaker Oats Co. ..........................................        100          5,950
                                                                           -----------
                                                                                22,938
                                                                           -----------
Industrial -- 0.3%
  Crane Co. ................................................        150          4,528
  Danaher Corp. ............................................        700         38,019
                                                                           -----------
                                                                                42,547
                                                                           -----------
Insurance -- 0.7%
  American International Group, Inc. .......................        500         48,313
  General Reinsurance Corp. ................................        150         37,013
  MGIC Investment Corp. ....................................        200          7,963
                                                                           -----------
                                                                                93,289
                                                                           -----------
Leisure & Amusements -- 0.7%
  Mattel, Inc. .............................................      4,500        102,656
                                                                           -----------
Machinery (Electric) -- 0.1%
  Illinois Tool Works, Inc. ................................        300         17,400
                                                                           -----------
Manufacturing -- 0.1%
  Honeywell, Inc. ..........................................        200         15,063
                                                                           -----------
Medical Equipment & Supplies -- 0.6%
  Hillenbrand Industries, Inc. .............................        100          5,688
  Medtronic, Inc. ..........................................      1,000         74,250
                                                                           -----------
                                                                                79,938
                                                                           -----------
Medical Instruments -- 2.0%
  *Boston Scientific Corp. .................................      8,000        214,500
  Guidant Corp. ............................................        600         66,150
  Stryker Corp. ............................................        200         11,013
                                                                           -----------
                                                                               291,663
                                                                           -----------
Office Equipment & Supplies -- 2.6%
  *Office Depot, Inc. ......................................        400         14,775
  Pitney Bowes, Inc. .......................................        700         46,244
  *Staples, Inc. ...........................................      2,000         87,375
  Xerox Corp. ..............................................      1,900        224,200
                                                                           -----------
                                                                               372,594
                                                                           -----------
Retail - Clothing and Apparel -- 1.8%
  Gap, Inc. ................................................      4,462        250,988
                                                                           -----------
Retail Food Chains -- 2.0%
  McDonald's Corp. .........................................      3,000        229,875
  *Safeway, Inc. ...........................................      1,000         60,938
                                                                           -----------
                                                                               290,813
                                                                           -----------

--------------------------------------------------------------------------------
The Market Street Fund, Inc.
The Large Cap Growth Portfolio

Schedule of Net Assets, December 31, 1998  --  Concluded

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Retail Merchandising -- 7.9%
  *Amazon.com, Inc. ........................................        175    $    56,219
  *Bed, Bath & Beyond, Inc. ................................      7,600        259,350
  *Costco Companies, Inc. ..................................        775         55,945
  Dollar General Corp. .....................................      7,600        179,550
  *Dollar Tree Stores, Inc. ................................        600         26,213
  Home Depot, Inc. .........................................      3,200        195,800
  *Kohls Corp. .............................................        300         18,431
  TJX Companies, Inc. ......................................        600         17,400
  Wal-Mart Stores, Inc. ....................................      3,900        317,606
                                                                           -----------
                                                                             1,126,514
                                                                           -----------
Semiconductors -- 4.3%
  Intel Corp. ..............................................      5,150        610,598
                                                                           -----------
Software -- 8.8%
  Computer Associates International, Inc. ..................      5,000        213,125
  *Microsoft Corp. .........................................      3,600        499,275
  *Oracle Corp. ............................................      5,200        224,250
  *Parametric Technology Corp. .............................     15,300        250,539
  *Synopsys, Inc. ..........................................      1,400         75,950
                                                                           -----------
                                                                             1,263,139
                                                                           -----------
    TOTAL COMMON STOCK (COST $11,657,717)...................                14,375,064
                                                                           -----------
SHORT TERM INVESTMENTS -- 0.9%
  Temporary Investment Fund, Inc. -- TempCash...............    134,485        134,485
                                                                           -----------
    TOTAL SHORT TERM INVESTMENTS (COST $134,458)............                   134,485
                                                                           -----------
    TOTAL INVESTMENTS -- 101.4% (COST $11,792,175)..........                14,509,549
LIABILITIES IN EXCESS OF OTHER ASSETS -- (1.4%).............                  (202,894)
                                                                           -----------
NET ASSETS -- 100.0%
  (Equivalent to $11.77 per share based on 1,215,389 shares
    of capital stock outstanding)...........................               $14,306,655
                                                                           ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($14,306,655/1,215,389 shares outstanding)................               $     11.77
                                                                           ===========

* Non-Income Producing

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Large Cap Value Portfolio

Statement of Net Assets, December 31, 1998

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK -- 95.9%
Aerospace & Defense -- 1.9%
  Allied Signal, Inc. ......................................        500    $    22,156
  Boeing Co. ...............................................      1,200         39,150
  Lockheed Martin Corp. ....................................      2,000        169,500
  United Technologies Corp. ................................        600         65,250
                                                                           -----------
                                                                               296,056
                                                                           -----------
Airlines -- 1.7%
  *AMR Corp. ...............................................      2,100        124,687
  Delta Air Lines, Inc. ....................................      2,600        135,200
                                                                           -----------
                                                                               259,887
                                                                           -----------
Appliances -- 1.2%
  Black & Decker Corp. .....................................        900         50,456
  Maytag Corp. .............................................        400         24,900
  Whirlpool Corp. ..........................................      1,800         99,675
                                                                           -----------
                                                                               175,031
                                                                           -----------
Auto Manufacturers -- 0.7%
  *DaimlerChrysler AG ADR...................................      1,146        110,087
                                                                           -----------
Automobiles -- 2.3%
  Ford Motor Co. ...........................................      4,500        264,094
  General Motors Corp. .....................................      1,300         93,031
                                                                           -----------
                                                                               357,125
                                                                           -----------
Automotive & Equipment -- 0.6%
  Dana Corp. ...............................................      1,100         44,962
  *Lear Corp. ..............................................      1,200         46,200
                                                                           -----------
                                                                                91,162
                                                                           -----------
Banks -- 9.7%
  Banc One Corp. ...........................................      3,230        164,932
  BankAmerica Corp. ........................................      4,523        271,945
  Bank of New York Co., Inc. ...............................      1,800         72,450
  Chase Manhattan Corp. ....................................      5,000        340,313
  Firstar Corp. ............................................      1,300        121,225
  KeyCorp. .................................................      2,800         89,600
  PNC Bank Corp. ...........................................      3,200        173,200
  Scana Corp. ..............................................      1,500         48,375
  Southtrust Corp. .........................................        600         22,162
  Suntrust Banks, Inc. .....................................        900         68,850
  U.S. Bancorp..............................................        800         28,400
  Wells Fargo Co. ..........................................      3,300        131,794
                                                                           -----------
                                                                             1,533,246
                                                                           -----------
Beverages -- 0.7%
  Anheuser-Busch Companies, Inc. ...........................        500         32,813
  Pepsico, Inc. ............................................      1,900         77,781
                                                                           -----------
                                                                               110,594
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Large Cap Value Portfolio

Statement of Net Assets, December 31, 1998 -- Continued

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Broadcasting & Publishing -- 2.4%
  Gannett, Inc. ............................................      1,000    $    66,187
  Knight-Ridder, Inc. ......................................        900         46,012
  McGraw-Hill, Inc. ........................................        500         50,937
  Time Warner, Inc. ........................................      2,000        124,124
  Tribune Co. ..............................................      1,300         85,800
                                                                           -----------
                                                                               373,060
                                                                           -----------
Building & Building Supplies -- 0.7%
  Armstrong World Industries, Inc. .........................        600         36,187
  Foster Wheeler Corp. .....................................      2,100         27,694
  Lafarge Corp. ............................................      1,300         52,650
                                                                           -----------
                                                                               116,531
                                                                           -----------
Business & Consumer Services -- 2.4%
  Dun & Bradstreet Corp. ...................................      1,500         47,344
  Electronic Data Systems Corp. ............................      4,600        231,150
  Excel Ltd. ...............................................      1,300         97,500
                                                                           -----------
                                                                               375,994
                                                                           -----------
Business Equipment -- 0.5%
  *Lexmark International Group, Inc., Class A...............        700         70,350
                                                                           -----------
Cable TV Systems -- 0.8%
  Tele-Communications, Inc., Class A........................        400         22,125
  Unicom Corp. .............................................      2,500         96,406
                                                                           -----------
                                                                               118,531
                                                                           -----------
Chemicals & Allied Products -- 0.5%
  Dow Chemical Co. .........................................        600         54,562
  Rohm & Haas Co. ..........................................        900         27,113
                                                                           -----------
                                                                                81,675
                                                                           -----------
Communications -- 11.4%
  ALLTEL Corp. .............................................        700         41,869
  Ameritech Corp. ..........................................      3,300        209,137
  AT&T Corp. ...............................................      5,000        376,250
  Bell Atlantic Corp. ......................................      6,500        369,281
  BellSouth Corp. ..........................................      4,200        209,475
  GTE Corp. ................................................      1,000         67,437
  *MCI Worldcom, Inc. ......................................      4,500        322,875
  SBC Communications, Inc. .................................      3,800        203,774
                                                                           -----------
                                                                             1,800,098
                                                                           -----------
Computers -- 4.2%
  *Apple Computer, Inc. ....................................      1,200         49,125
  Compaq Computer Corp. ....................................      1,800         75,487
  *Dell Computer Corp. .....................................        300         21,956
  *EMC Corp. ...............................................        500         42,500
  International Business Machines Corp. ....................      2,500        461,875
                                                                           -----------
                                                                               650,943
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Large Cap Value Portfolio

Statement of Net Assets, December 31, 1998 -- Continued

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Consumer Products -- 0.3%
  Fortune Brands, Inc. .....................................      1,600    $    50,600
                                                                           -----------
Diversified -- 0.4%
  General Mills, Inc. ......................................        800         62,200
                                                                           -----------
Drug & Healthcare -- 2.4%
  Abbott Laboratories.......................................        500         24,500
  Baxter International, Inc. ...............................      1,700        109,331
  Bristol-Myers Squibb Co. .................................        900        120,431
  Lilly (Eli) & Co. ........................................        400         35,550
  Schering Plough Corp. ....................................      1,600         88,400
                                                                           -----------
                                                                               378,212
                                                                           -----------
Electric Power -- 1.2%
  Pacific Gas & Electric Co. ...............................      3,800        119,700
  Southern Co. .............................................      2,500         72,656
                                                                           -----------
                                                                               192,356
                                                                           -----------
Energy -- 7.0%
  Ashland, Inc. ............................................        500         24,187
  Consolidated Edison, Inc. ................................      3,000        158,625
  Exxon Corp. ..............................................      6,000        438,750
  FPL Group, Inc. ..........................................      2,000        123,249
  Mobil Corp. ..............................................      2,000        174,250
  Pacificorp................................................      4,600         96,888
  PECO Energy Co. ..........................................      1,700         70,763
                                                                           -----------
                                                                             1,086,712
                                                                           -----------
Finance -- 12.2%
  American Express Co. .....................................        400         40,900
  Associates First Capital Corp. Class A....................      1,400         59,325
  Comerica, Inc. ...........................................      1,900        129,556
  Conseco, Inc. ............................................      2,400         73,350
  Countrywide Credit Industries, Inc. ......................        400         20,075
  Edwards (A.G.), Inc. .....................................      1,200         44,700
  Fannie Mae................................................      3,300        244,200
  Financial Security Assurance Holdings Ltd. ...............        400         21,700
  First Data Corp. .........................................      1,800         57,038
  Fleet Financial Group, Inc. ..............................      5,600        250,250
  Golden West Financial Corp. ..............................        400         36,675
  H & R Block, Inc. ........................................        900         40,500
  Hartford Financial Services, Inc. ........................      2,000        109,750
  MBNA Corp. ...............................................      2,400         59,850
  Morgan Stanley, Dean Witter, & Co. .......................      4,000        284,000
  SLM Holding Corp. ........................................      2,100        100,800
  SunAmerica, Inc. .........................................        600         48,675
  Transamerica Corp. .......................................      1,300        150,150
  Washington Mutual, Inc. ..................................      3,866        147,633
                                                                           -----------
                                                                             1,919,127
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Large Cap Value Portfolio

Statement of Net Assets, December 31, 1998 -- Continued

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Food & Food Distributors -- 1.7%
  Conagra, Inc. ............................................      3,000    $    94,500
  Nabisco Holdings Corp., Class A...........................      1,300         53,950
  Quaker Oats Co. ..........................................        300         17,850
  Ralston Purina Group......................................      3,400        110,076
  *Safeway, Inc. ...........................................      1,200         73,125
                                                                           -----------
                                                                               349,501
                                                                           -----------
Freight and Shipping -- 0.4%
  *FDX Corp. ...............................................        700         62,300
                                                                           -----------
Healthcare Services -- 1.2%
  Columbia/HCA Healthcare Corp. ............................      7,700        190,575
                                                                           -----------
Hotel/Restaurants -- 0.6%
  *Crestline Capital Corp. .................................        330          4,826
  *Host Marriott Corp. .....................................      3,300         45,581
  *Promus Hotel Corp. ......................................      1,200         38,850
                                                                           -----------
                                                                                89,257
                                                                           -----------
Housewares -- 0.2%
  Premark International, Inc. ..............................      1,100         38,088
                                                                           -----------
Insurance -- 3.9%
  Aetna, Inc. ..............................................      1,600        125,800
  Allstate Corp. ...........................................      5,600        216,300
  Ambac Financial Group, Inc. ..............................      2,000        120,375
  Old Republic International Corp. .........................      4,550        102,375
  Partner Re Ltd. ..........................................        800         36,600
                                                                           -----------
                                                                               601,450
                                                                           -----------
Leisure & Amusements -- 0.6%
  Brunswick Corp. ..........................................      1,900         47,025
  Mattel, Inc. .............................................      2,100         47,906
                                                                           -----------
                                                                                94,931
                                                                           -----------
Machinery & Heavy Equipment -- 0.1%
  Sundstrand Corp. .........................................        300         15,563
                                                                           -----------
Manufacturing -- 2.0%
  Eaton Corp. ..............................................        600         42,413
  *F.M.C. Corp. ............................................        600         33,600
  Hasbro, Inc. .............................................      1,700         61,413
  PPG Industries, Inc. .....................................        900         52,425
  Tyco International Ltd. ..................................      1,100         82,981
  U.S. Industries, Inc. ....................................      2,100         39,113
                                                                           -----------
                                                                               311,945
                                                                           -----------
Manufacturing Equipment -- 0.7%
  Ingersoll Rand Co. .......................................      2,200        103,263
                                                                           -----------
Materials & Processing -- 0.4%
  Vulcan Materials Co. .....................................        500         65,781
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Large Cap Value Portfolio

Statement of Net Assets, December 31, 1998 -- Continued

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Metals - Iron & Steel -- 1.0%
  AK Steel Holding Corp. ...................................      1,100    $    25,850
  Reynolds Metals Co. ......................................      2,400        126,450
                                                                           -----------
                                                                               152,300
                                                                           -----------
Multimedia -- 0.7%
  *Viacom, Inc. Class B.....................................      1,400        103,600
                                                                           -----------
Office Equipment & Supplies -- 1.1%
  Xerox Corp. ..............................................      1,500        177,000
                                                                           -----------
Oil & Gas -- 3.8%
  Amerada Hess Corp. .......................................      2,400        119,400
  Atlantic Richfield Co. ...................................        800         52,200
  Coastal Corp. ............................................      3,600        125,776
  *Conoco, Inc. ............................................      4,500         93,938
  Eron Oil & Gas............................................      1,700         29,325
  Helmerich & Payne, Inc. ..................................        800         15,500
  Texaco, Inc. .............................................      2,900        153,338
                                                                           -----------
                                                                               589,477
                                                                           -----------
Oil Equipment & Services -- 0.7%
  National Fuel Gas Co. ....................................        800         36,150
  Phillips Petroleum Co. ...................................      1,600         68,200
                                                                           -----------
                                                                               104,350
                                                                           -----------
Paper & Forest Products -- 2.0%
  Fort James Corp. .........................................      5,400        216,000
  International Paper Co. ..................................      2,200         98,588
                                                                           -----------
                                                                               314,588
                                                                           -----------
Photography Equipment & Supplies -- 1.0%
  Eastman Kodak Co. ........................................      2,100        151,200
                                                                           -----------
Real Estate -- 0.3%
  *Catellus Development Corp. ..............................      2,800         40,075
                                                                           -----------
Retail - Clothing and Apparel -- 0.7%
  Gucci Group N.V...........................................      1,000         48,625
  Limited, Inc. ............................................      2,300         66,988
                                                                           -----------
                                                                               115,613
                                                                           -----------
Retail Merchandising -- 1.8%
  *K-Mart Corp. ............................................      4,500         68,906
  Penney (J.C.) Co., Inc. ..................................      1,900         89,063
  Sears, Roebuck & Co. .....................................      1,900         80,750
  TJX Companies, Inc. ......................................      1,400         40,600
                                                                           -----------
                                                                               279,319
                                                                           -----------
Semiconductors -- 0.8%
  Intel Corp. ..............................................      1,000        118,563
                                                                           -----------
Software -- 0.8%
  *Oracle Corp. ............................................      2,800        120,750
                                                                           -----------
Tobacco -- 1.1%
  Philip Morris Cos., Inc. .................................      3,300        176,550
                                                                           -----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Large Cap Value Portfolio

Statement of Net Assets, December 31, 1998 -- Concluded

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES        VALUE
--------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Transportation -- 0.5%
  Burlington Northern Santa Fe Corp. .......................      2,100    $    70,875
                                                                           -----------
Utilities -- 1.9%
  Baltimore Gas & Electric Co. .............................      1,900         58,663
  Consolidated Natural Gas Co. .............................        800         43,200
  DTE Energy Co. ...........................................      1,100         47,163
  El Paso Energy Corp. .....................................      1,200         41,775
  Enron Corp. ..............................................        600         34,238
  Pinnacle West Capital Corp. ..............................      1,700         72,038
                                                                           -----------
                                                                               297,077
                                                                           -----------
Waste Management -- 0.2%
  Waste Management, Inc. ...................................        800         37,300
                                                                           -----------
    TOTAL COMMON STOCK (COST $14,270,872)...................                14,980,868
                                                                           -----------
SHORT TERM INVESTMENTS -- 4.4%
  Temporary Investment Fund, Inc. -- TempCash...............    680,030        680,030
                                                                           -----------
    TOTAL SHORT TERM INVESTMENTS (COST $680,030)............                   680,030
                                                                           -----------
    TOTAL INVESTMENTS -- 100.3% (COST $14,950,902)..........                15,660,898
LIABILITIES IN EXCESS OF OTHER ASSETS -- (0.3%).............                   (44,997)
                                                                           -----------
NET ASSETS -- 100.0%
  (Equivalent to $9.90 per share based on 1,576,738 shares
  of capital stock outstanding).............................               $15,615,901
                                                                           ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($15,615,901/1,576,738 shares outstanding)................               $      9.90
                                                                           ===========

* Non-Income Producing

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Small Cap Growth Portfolio

Statement of Net Assets, December 31, 1998

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES       VALUE
-------------------------------------------------------------------------------------
COMMON STOCK -- 95.3%
Aerospace & Defense -- 0.6%
  *Kellstrom Industries, Inc. ..............................      1,900    $   54,625
                                                                           ----------
Airlines -- 4.8%
  *Atlantic Coast Airlines, Inc. ...........................      1,400        35,000
  *Mesa Airlines, Inc. .....................................     13,800       107,812
  *Midwest Express Holdings, Inc. ..........................        750        19,734
  *Ryanair Holdings Plc.....................................      3,200       120,800
  *SkyWest, Inc. ...........................................      1,200        39,225
  *US Airways Group, Inc. ..................................      2,800       145,600
                                                                           ----------
                                                                              468,171
                                                                           ----------
Automotive & Equipment -- 0.5%
  *Excelsior-Henderson Motorcycle...........................      4,700        43,475
  Rental Service Corp. .....................................        100         1,569
                                                                           ----------
                                                                               45,044
                                                                           ----------
Banks -- 2.4%
  *First Republic Bank, Inc. ...............................      2,600        65,162
  West Coast Bank, Inc. ....................................      2,100        44,100
  Westamerica Bancorporation................................      3,400       124,950
                                                                           ----------
                                                                              234,212
                                                                           ----------
Broadcasting -- 4.0%
  *Emmis Broadcasting Corp. Class A.........................        900        39,037
  *Metro Networks, Inc. ....................................      1,900        80,987
  Scandinavian Broadcasting S.A. ...........................      4,500       121,500
  *Sinclair Broadcast Group, Inc. - A.......................      7,700       150,631
                                                                           ----------
                                                                              392,155
                                                                           ----------
Business & Consumer Services -- 8.1%
  *Abacus Direct Corp. .....................................        400        18,200
  *Charles River Associates, Inc. ..........................      1,600        35,000
  *Data Processing Resources Corp. .........................      1,300        38,025
  *Education Management Corp. ..............................      2,600        61,425
  *F.Y.I., Inc. ............................................      2,500        80,000
  *First Consulting Group...................................      2,200        45,100
  *Getty Images, Inc. ......................................      1,500        25,781
  *Inspire Insurance Solutions, Inc. .......................      2,400        44,100
  *Intelligroup, Inc. ......................................      2,900        51,837
  *MAXIMUS, Inc. ...........................................      1,900        70,300
  *Metzler Group, Inc. .....................................        900        43,819
  *On Assignment, Inc. .....................................      1,200        41,400
  *Parexel International Corp. .............................      1,400        35,000
  *Secure Computing Corp. ..................................      5,300       101,031
  *Unitrode Corp. ..........................................      2,000        35,000
  *USWeb Corp. .............................................      2,050        54,069
                                                                           ----------
                                                                              780,087
                                                                           ----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Small Cap Growth Portfolio

Statement of Net Assets, December 31, 1998 -- Continued

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES       VALUE
-------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Cable TV Systems -- 6.4%
  *Adelphia Communications Corp. Class A....................      5,200    $  237,900
  *Cablevision Systems Corp. ...............................      4,600       230,862
  *USA Networks, Inc. ......................................      4,600       152,375
                                                                           ----------
                                                                              621,137
                                                                           ----------
Communications -- 1.2%
  Gray Communications.......................................      1,050        14,372
  IXC Communication, Inc. ..................................      1,800        60,525
  *Western Wireless Corp. Class A...........................      1,900        41,800
                                                                           ----------
                                                                              116,697
                                                                           ----------
Computers -- 11.2%
  *24 / 7 Media, Inc. ......................................        900        25,200
  *Applied Micro Circuits Corp. ............................      1,800        61,144
  *AXENT Technologies, Inc. ................................        900        27,506
  *CMG Information..........................................      1,600       170,400
  *Digital River, Inc. .....................................      2,100        74,550
  *Excite, Inc. ............................................      1,800        75,713
  *Infinium Software, Inc. .................................      1,600        10,000
  *Insight Enterprises, Inc. ...............................        900        45,787
  Internet Content..........................................        800        30,500
  *Mercury Interactive Corp. ...............................        600        37,950
  *NeoMagic Corp. ..........................................      6,800       150,450
  *Pixar, Inc. .............................................      1,400        49,000
  *QuadraMed Corp. .........................................      1,000        20,500
  *SBS Technologies.........................................      1,400        25,900
  *Security Dynamics Technologies, Inc. ....................        800        18,400
  *Siebel Systems, Inc. ....................................      3,200       108,600
  *SPR, Inc. ...............................................      1,950        33,637
  *Western Digital Corp. ...................................      7,900       118,994
                                                                           ----------
                                                                            1,084,231
                                                                           ----------
Drugs & Health Care -- 6.9%
  Bindley Western Industries, Inc. .........................      4,500       221,625
  *ChiRex, Inc. ............................................      2,300        49,162
  *Coulter Pharmaceutical, Inc. ............................      1,100        33,000
  *Cytyc Corp. .............................................      1,400        36,050
  *Guilford Pharmaceuticals, Inc. ..........................      2,300        32,775
  *IMPATH, Inc. ............................................      1,900        50,350
  *Inhale Therapeutic Systems...............................      1,000        33,000
  *Leukosite, Inc. .........................................      2,900        29,181
  *Ligand Pharmaceuticals, Inc. Class B.....................      3,400        39,525
  *Neurogen Corp. ..........................................      2,400        42,000
  *Novoste Corp. ...........................................      1,200        34,050
  *Pharmaceutical Product Development, Inc. ................      1,200        36,075
  *Vical, Inc. .............................................      2,300        32,631
                                                                           ----------
                                                                              669,424
                                                                           ----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Small Cap Growth Portfolio

Statement of Net Assets, December 31, 1998 -- Continued

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES       VALUE
-------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Electrical Equipment -- 0.7%
  *AFC Cable Systems, Inc. .................................        800    $   26,900
  *Micrel, Inc. ............................................        800        44,000
                                                                           ----------
                                                                               70,900
                                                                           ----------
Electronic Instruments -- 1.3%
  *ATMI, Inc. ..............................................      2,800        70,700
  *Lecroy Corp. ............................................      3,400        56,100
                                                                           ----------
                                                                              126,800
                                                                           ----------
Electronics -- 2.8%
  *Benchmark Electronics, Inc. .............................        500        18,312
  *Cree Research, Inc. .....................................        700        33,512
  *DSP Group, Inc. .........................................      1,900        39,663
  *LAM Research Corp. ......................................      5,100        90,844
  *Photronics, Inc. ........................................      1,100        26,366
  *Semtech Corp. ...........................................      1,200        43,050
  *Triumph Group, Inc. .....................................        500        16,000
                                                                           ----------
                                                                              267,747
                                                                           ----------
Entertainment -- 0.8%
  *Cinar Films, Inc. .......................................      2,000        50,750
  *Paxson Communications Corp. .............................      2,500        22,969
                                                                           ----------
                                                                               73,719
                                                                           ----------
Finance -- 4.1%
  *First Sierra Financial, Inc. ............................      2,900        35,525
  *Golden State Bancorp, Inc. ..............................      7,100       118,038
  *NCO Group, Inc. .........................................      1,400        63,000
  S & P 400 Mid-Cap Depositary Receipts.....................      2,500       182,188
                                                                           ----------
                                                                              398,751
                                                                           ----------
Finance - Investment & Other -- 1.7%
  Jefferies Group, Inc. ....................................      3,400       168,725
                                                                           ----------
Food & Food Distributors -- 1.5%
  TCBY Enterprises, Inc. ...................................     14,400       100,800
  *United Natural Foods, Inc. ..............................      2,100        50,663
                                                                           ----------
                                                                              151,463
                                                                           ----------
Healthcare Services -- 0.4%
  *Brookdale Living Communities, Inc. ......................      2,100        40,950
                                                                           ----------
Industrial & Commercial Services -- 1.4%
  *Access Worldwide Communications, Inc. ...................      3,800        31,825
  *Aviation Sales Co. ......................................      1,300        52,813
  *Eagle USA Airfreight, Inc. ..............................      2,100        51,450
                                                                           ----------
                                                                              136,088
                                                                           ----------
Insurance -- 0.9%
  *FPIC Insurance Group, Inc. ..............................      1,800        86,063
                                                                           ----------
Leasing -- 0.2%
  *Indigo Aviation AB ADR...................................      2,700        22,275
                                                                           ----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Small Cap Growth Portfolio

Statement of Net Assets, December 31, 1998 -- Continued

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES       VALUE
-------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Leisure & Amusements -- 6.2%
  *Bally Total Fitness Holding Corp. .......................      5,800    $  144,275
  *Hibbett Sporting Goods, Inc. ............................      1,500        36,375
  *Preview Travel, Inc. ....................................     18,100       333,719
  *Steiner Leisure Ltd. ....................................      1,800        57,600
  *Tweeter Home Entertainment Group, Inc. ..................        900        25,875
                                                                           ----------
                                                                              597,844
                                                                           ----------
Manufacturing -- 0.6%
  Westinghouse Air Brake, Inc. .............................      2,300        56,206
                                                                           ----------
Metals - Iron & Steel -- 0.6%
  *Mueller Industries, Inc. ................................      2,700        54,844
                                                                           ----------
Oil & Gas -- 0.4%
  *Cal Dive International, Inc. ............................      1,900        39,425
                                                                           ----------
Oil Equipment & Services -- 2.7%
  *BJ Services Co. .........................................      5,000        78,125
  *Core Laboratories N.V. ..................................      1,200        22,950
  Daniel Industries, Inc. ..................................      3,500        42,438
  *Smith International, Inc. ...............................      4,800       120,900
                                                                           ----------
                                                                              264,413
                                                                           ----------
Personal Services -- 0.5%
  *Res-Care, Inc. ..........................................      1,800        44,438
                                                                           ----------
Retail - Clothing and Apparel -- 1.3%
  *Buckle, Inc. ............................................      5,072       121,728
                                                                           ----------
Retail Merchandising -- 9.5%
  *Amazon.com, Inc. ........................................      1,500       481,875
  *Bebe Stores, Inc. .......................................      6,400       226,400
  *Hollywood Entertainment Corp. ...........................      4,100       111,725
  *Stein Mart Inc. .........................................      2,300        16,028
  *The Wet Seal, Inc., Class A..............................      1,200        36,225
  *Wilmar Industries, Inc. .................................      2,400        48,750
                                                                           ----------
                                                                              921,003
                                                                           ----------
Security Services -- 0.9%
  *Kroll-O'Gara Co. ........................................      2,100        82,819
                                                                           ----------
Software -- 5.7%
  *Abovenet Communications, Inc. ...........................      2,000        42,000
  *Acclaim Entertainment, Inc. .............................      9,500       116,375
  *Best Software, Inc. .....................................        800        19,000
  *Concentric Networking Corp. .............................        800        26,600
  *Inter-Tel, Inc. .........................................      1,800        42,075
  *Landmark Systems Corp. ..................................      2,800        31,150
  *Macromedia, Inc. ........................................      4,400       148,225
  *Pervasive Software, Inc. ................................      3,600        69,300
  *Security First Technologies..............................        500        15,250
  *TSI International Software Ltd. .........................        800        38,300
                                                                           ----------
                                                                              548,275
                                                                           ----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Small Cap Growth Portfolio

Statement of Net Assets, December 31, 1998 -- Concluded

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO               SHARES       VALUE
-------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Technology -- 2.8%
  *C/Net, Inc. .............................................        500    $   27,406
  *Meta Group, Inc. ........................................      1,200        35,700
  *MindSpring Enterprises, Inc. ............................        800        48,850
  TMP Worldwide, Inc. ......................................      3,900       163,800
                                                                           ----------
                                                                              275,756
                                                                           ----------
Transportation -- 2.2%
  *Atlas Air, Inc. .........................................      2,200       107,663
  *MotivePower Industries, Inc. ............................      3,300       106,219
                                                                           ----------
                                                                              213,882
                                                                           ----------
    TOTAL COMMON STOCK (COST $7,952,118)....................                9,229,897
                                                                           ----------
SHORT TERM INVESTMENTS -- 6.9%
  Temporary Investment Fund, Inc. -- TempCash...............    670,254       670,254
                                                                           ----------
    TOTAL SHORT TERM INVESTMENTS (COST $670,254)............                  670,254
                                                                           ----------
    TOTAL INVESTMENTS -- 102.2% (COST $8,622,372)...........                9,900,151
LIABILITIES IN EXCESS OF OTHER ASSETS -- (2.2%).............                 (214,886)
                                                                           ----------
NET ASSETS -- 100.0%
  (Equivalent to $9.80 per share based on 988,155 shares of
    capital stock outstanding)..............................               $9,685,265
                                                                           ==========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($9,685,265/988,155 shares outstanding)...................               $     9.80
                                                                           ==========

* Non-Income Producing

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Small Cap Value Portfolio

Statement of Net Assets, December 31, 1998

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES        VALUE
----------------------------------------------------------------------------------------
COMMON STOCK -- 93.1%
Aerospace & Defense -- 3.2%
  Alliant Techsystems, Inc. ................................           300    $   24,731
  *Ducommun, Inc. ..........................................         2,300        31,769
  Kaman Corp. Class A.......................................           400         6,425
  *Kellstrom Industries, Inc. ..............................         2,400        69,000
  Primex Technologies, Inc. ................................           300        12,750
  *REMEC, Inc. .............................................         1,200        21,600
  Thiokol Corp. ............................................         2,500        93,750
                                                                              ----------
                                                                                 260,025
                                                                              ----------
Airlines -- 0.6%
  *Alaska Air Group, Inc. ..................................           600        26,550
  *America West Airlines, Inc. .............................         1,200        20,400
                                                                              ----------
                                                                                  46,950
                                                                              ----------
Automobiles -- 0.2%
  *Copart, Inc. ............................................           500        16,187
                                                                              ----------
Automotive Equipment & Services -- 1.1%
  Arvin Industries, Inc. ...................................           700        29,181
  *Delco Remy International, Inc. ..........................         1,150        11,284
  *Tower Automotive, Inc. ..................................         1,900        47,381
                                                                              ----------
                                                                                  87,846
                                                                              ----------
Banks -- 1.1%
  Andover Bancorp, Inc. ....................................           500        17,312
  Dime Community Bancorp, Inc. .............................         1,600        33,000
  Riggs National Corp. .....................................         1,900        38,712
                                                                              ----------
                                                                                  89,024
                                                                              ----------
Broadcasting & Publishing -- 2.5%
  *Journal Register Co. ....................................         1,200        18,000
  McClatchy Newspapers, Inc. ...............................           300        10,612
  *Valassis Communications, Inc. ...........................         1,400        72,275
  *World Color Press, Inc. .................................         3,400       103,487
                                                                              ----------
                                                                                 204,374
                                                                              ----------
Building & Building Supplies -- 4.1%
  BMC West Corp. ...........................................         2,400        29,100
  Coachmen Industries, Inc. ................................         1,600        42,000
  Engle Homes, Inc. ........................................         1,300        19,906
  *Holophane Corp. .........................................         1,100        28,256
  Lafarge Corp. ............................................         1,700        68,850
  Lone Star Industries, Inc. ...............................         1,600        58,900
  M/I Schottenstein Homes, Inc. ............................           500        11,000
  Texas Industries, Inc. ...................................         1,200        32,325
  *Toll Brothers, Inc. .....................................         1,700        38,356
  *Willbros Group, Inc. ....................................           900         5,006
                                                                              ----------
                                                                                 333,699
                                                                              ----------
Business & Consumer Services -- 0.7%
  *Personnel Group of America, Inc. ........................         3,300        57,750
                                                                              ----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Small Cap Value Portfolio

Statement of Net Assets, December 31, 1998 -- Continued

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES        VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Chemicals -- 0.9%
  General Cable Corp. ......................................         1,700    $   34,850
  General Chemical Group, Inc. .............................         1,400        19,425
  Wellman, Inc. ............................................         2,200        22,412
                                                                              ----------
                                                                                  76,687
                                                                              ----------
Communications -- 0.4%
  *Periphonics Corp. .......................................         1,500        19,781
  *Teltrend, Inc. ..........................................           700        13,388
                                                                              ----------
                                                                                  33,169
                                                                              ----------
Computers -- 8.3%
  *Bel Fuse, Inc. Class B...................................         1,100        37,812
  *Brooktrout Technology, Inc. .............................           900        15,412
  *CHS Electronics..........................................         3,700        62,669
  *HMT Technology Corp. ....................................         1,700        21,781
  *In Focus Systems, Inc. ..................................         1,700        15,087
  *NeoMagic Corp. ..........................................         1,400        30,975
  *Pomeroy Computer Resources, Inc. ........................         1,400        31,500
  *Read-Rite Corp. .........................................         4,000        59,125
  *Software Spectrum, Inc. .................................         1,200        19,050
  *Sterling Software, Inc. .................................         3,900       105,544
  *Symantec Corp. ..........................................         3,600        78,300
  *Tech Data Corp. .........................................         1,600        64,400
  *The Learning Company, Inc. ..............................         2,500        64,844
  *Wall Data, Inc. .........................................           700        16,800
  *Wang Labs, Inc. .........................................         1,400        38,850
                                                                              ----------
                                                                                 662,149
                                                                              ----------
Construction -- 0.8%
  M.D.C. Holdings, Inc. ....................................         1,700        36,337
  *Morrison Knudsen Corp. ..................................         3,000        29,250
                                                                              ----------
                                                                                  65,587
                                                                              ----------
Containers -- 1.2%
  Ivex Packaging Corp. .....................................         1,100        25,575
  Shorewood Packaging.......................................         2,200        45,100
  *US Can Corp. ............................................         1,600        28,600
                                                                              ----------
                                                                                  99,275
                                                                              ----------
Cosmetics and Toiletries -- 0.2%
  *French Fragrances, Inc. .................................         2,400        17,400
                                                                              ----------
Drugs & Healthcare -- 2.2%
  Bindley Western Industries, Inc. .........................         1,800        88,650
  *Genesis Health Ventures, Inc. ...........................         1,500        13,125
  *Roberts Pharmaceutical Corp. ............................         3,600        78,300
                                                                              ----------
                                                                                 180,075
                                                                              ----------
Electrical Equipment -- 0.3%
  *AFC Cable Systems, Inc. .................................           400        13,450
  *Cable Design Technologies, Inc. .........................           800        14,800
                                                                              ----------
                                                                                  28,250
                                                                              ----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Small Cap Value Portfolio

Statement of Net Assets, December 31, 1998 -- Continued

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES        VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Electronics -- 3.9%
  AVX Corp. ................................................         2,650    $   44,884
  BEC Energy................................................         1,500        61,781
  *Burr-Brown Corp. ........................................         1,300        30,469
  Eastern Utilities Associates..............................         1,100        31,075
  Esco Electronics Corp. ...................................           700         6,344
  *Lattice Semiconductor Corp. .............................           800        36,725
  *Marshall Industries, Inc. ...............................         1,500        36,750
  *Oak Industries, Inc. ....................................         1,400        49,000
  TNP Enterprises, Inc......................................           500        18,969
                                                                              ----------
                                                                                 315,997
                                                                              ----------
Engineering -- 0.3%
  *URS Corp.................................................         1,000        23,375
                                                                              ----------
Entertainment -- 0.9%
  *Harrah's Entertainment, Inc..............................         2,300        36,081
  *Primadonna Resorts, Inc..................................         3,700        32,606
                                                                              ----------
                                                                                  68,687
                                                                              ----------
Finance -- 4.6%
  Advest Group, Inc.........................................         1,100        20,350
  Astoria Financial Corp....................................         1,400        64,050
  Downey Financial Corp.....................................         1,900        48,331
  Everen Capital Corp.......................................         1,600        36,400
  Golden State Bancorp......................................         3,500        58,187
  Heller Financial, Inc.....................................         4,400       129,249
  MAF Bancorp, Inc..........................................           700        18,550
                                                                              ----------
                                                                                 375,117
                                                                              ----------
Food & Food Distributors -- 4.1%
  *Ben & Jerry's Homemade, Inc. Class A.....................         1,400        31,325
  *Chock Full O'Nuts Corp...................................         3,300        20,625
  Earthgrains Co............................................         3,000        92,812
  *Merkert American Corp....................................         1,400        21,175
  Michael Foods, Inc........................................         2,100        63,000
  *Ralcorp Holdings, Inc....................................         4,400        80,300
  *Smithfield Foods, Inc....................................         2,500        84,687
  Smucker (J.M.) Co. Class A................................           600        14,850
  *Suiza Foods Corp.........................................           500        25,469
  *Sylvan, Inc..............................................         1,700        25,287
                                                                              ----------
                                                                                 459,530
                                                                              ----------
Healthcare Services -- 2.2%
  Physician Reliance Network................................           900        11,812
  *Sun Healthcare Group, Inc................................         2,458        16,131
  *Trigon Healthcare, Inc...................................         4,000       149,250
                                                                              ----------
                                                                                 177,193
                                                                              ----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Small Cap Value Portfolio

Statement of Net Assets, December 31, 1998 -- Continued

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES        VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Home Furnishings -- 1.0%
  American Woodmark Corp....................................           700    $   23,975
  *Furniture Brands International, Inc......................         1,500        40,875
  *LADD Furniture, Inc......................................         1,000        16,188
                                                                              ----------
                                                                                  81,038
                                                                              ----------
Hotel/Restaurants -- 0.5%
  Innkeepers USA Trust, Inc.................................         2,900        34,256
  *Lodgian, Inc.............................................         1,800         8,775
                                                                              ----------
                                                                                  43,031
                                                                              ----------
Household Products -- 0.5%
  *American Safety Razor Corp...............................         2,300        27,600
  *Ekco Group, Inc..........................................         2,500         9,375
                                                                              ----------
                                                                                  36,975
                                                                              ----------
Insurance -- 10.0%
  Allmerica Financial Group.................................           500        28,937
  ARM Financial Group, Inc. Class A.........................         1,400        31,062
  Blanch (E.W.) Holdings....................................         1,200        56,925
  Chicago Title Corp. ......................................           900        42,244
  CNA Surety Corp. .........................................         1,700        26,775
  *Delphi Financial Group, Inc. Class A.....................         1,114        58,415
  Enhance Financial Services Group, Inc. ...................         2,200        66,000
  Everest Re Holdings, Inc. ................................         1,300        50,619
  FBL Financial Group, Inc. ................................         1,000        24,250
  *FPIC Insurance Group, Inc. ..............................         1,200        57,375
  Fremont General Corp. ....................................         3,100        76,725
  Harleysville Group, Inc. .................................         1,500        38,719
  HCC Insurance Holdings, Inc. .............................         1,400        24,675
  LandAmerica Financial Group, Inc. ........................         1,400        78,138
  *Penn Treaty American Corp. ..............................           500        13,469
  *Reliance Group Holdings, Inc. ...........................         5,000        64,375
  State Auto Financial......................................         1,500        18,563
  Stirling Cooke Brown Holding Ltd. ........................           800        13,900
  *The MONY Group, Inc. ....................................           900        28,181
                                                                              ----------
                                                                                 799,347
                                                                              ----------
Leasing -- 3.7%
  *Avis Rent A Car, Inc. ...................................         3,800        91,913
  *Indigo Aviation AB ADR...................................         1,600        13,200
  *Rent Way, Inc. ..........................................         2,500        60,781
  Rollins Truck Leasing.....................................         4,900        72,275
  Varlen Corp. .............................................         2,600        59,963
                                                                              ----------
                                                                                 298,132
                                                                              ----------
Machinery & Heavy Equipment -- 0.2%
  *Mac-Gray Corp. ..........................................         1,500        17,063
                                                                              ----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Small Cap Value Portfolio

Statement of Net Assets, December 31, 1998 -- Continued

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES        VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Manufacturing -- 6.7%
  *Anixter International, Inc. .............................         2,700    $   54,844
  *Avondale Industries, Inc. ...............................         1,300        37,700
  Block Drug Co., Class A...................................           409        17,740
  *Buckeye Technologies, Inc. ..............................         2,700        40,331
  Fedders Corp. Class A.....................................         2,700        14,175
  Jostens, Inc. ............................................         1,200        31,425
  *Koala Corp. .............................................         1,100        19,113
  *M & F Worldwide Corp. ...................................         1,900        19,119
  *Monaco Coach Corp. ......................................         1,550        41,075
  *Moog, Inc. Class A.......................................           400        15,650
  Oxford Industries, Inc. ..................................         1,000        28,250
  *Pameco Corp. ............................................           800         9,250
  Quanex Corp. .............................................         1,000        22,563
  *Quicksilver, Inc. .......................................         1,100        33,000
  Ruddick Corp. ............................................         2,500        57,500
  *Silgan Holdings, Inc. ...................................           900        25,017
  Velcro Industries N.V.....................................           300        44,700
  *Wolverine Tube, Inc. ....................................           900        18,900
                                                                              ----------
                                                                                 530,352
                                                                              ----------
Medical & Medical Services -- 0.7%
  *Bio-Rad Labs, Inc. Class A...............................           300         6,300
  *Mariner Post Acute Network...............................         5,700        26,006
  *Medco Research, Inc. ....................................           500        13,000
  *Polymedia Corp. .........................................         1,300        12,025
                                                                              ----------
                                                                                  57,331
                                                                              ----------
Medical Equipment & Supplies -- 0.3%
  *Del Global Technologies Corp. ...........................         2,400        27,600
                                                                              ----------
Office Equipment & Supplies -- 1.1%
  *Day Runner, Inc. ........................................           700        10,150
  *SEACOR SMIT, Inc. .......................................           900        44,494
  *United Stationers, Inc. .................................         1,200        31,200
                                                                              ----------
                                                                                  85,844
                                                                              ----------
Oil & Gas -- 1.0%
  *Cal Dive International, Inc. ............................         1,000        20,750
  Southwest Gas Corp. ......................................         1,300        34,938
  *Tesoro Petroleum Corp. ..................................         2,100        25,463
                                                                              ----------
                                                                                  81,151
                                                                              ----------
Paper & Forest Products -- 0.4%
  Chesapeake Corp. .........................................           900        33,188
                                                                              ----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Small Cap Value Portfolio

Statement of Net Assets, December 31, 1998 -- Continued

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES        VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Real Estate -- 4.6%
  Annaly Mortgage Management Inc. ..........................         1,500    $   12,375
  Avalonbay Communities, Inc. ..............................         1,600        54,800
  Bradley Real Estate, Inc. ................................         1,200        24,600
  Brandywine Realty Trust...................................         1,200        21,450
  Burnham Pacific Properties, Inc. .........................         1,800        21,713
  Eastgroup Properties......................................         1,900        35,031
  Healthcare Realty Trust...................................           850        18,966
  Health Care REIT, Inc. ...................................         2,000        51,750
  Liberty Property Trust....................................         2,300        56,638
  Pacific Gulf Properties, Inc. ............................         1,100        22,069
  Parkway Properties, Inc. .................................         1,700        53,125
                                                                              ----------
                                                                                 372,517
                                                                              ----------
Restaurants -- 0.8%
  *O'Charleys, Inc. ........................................         1,750        24,719
  *RARE Hospitality International, Inc. ....................         3,100        43,400
                                                                              ----------
                                                                                  68,119
                                                                              ----------
Retail - Clothing & Apparel -- 2.2%
  Blair Corp. ..............................................           700        15,531
  *Bon Ton Stores, Inc. ....................................         1,700        12,963
  Cato Corp. Class A........................................         3,200        31,500
  *Gerber Childrenswear, Inc. ..............................         1,400        12,163
  *Maxwell Shoe Co., Inc. Class A...........................         2,500        27,344
  *Tropical Sportswear International Corp. .................         2,150        77,131
                                                                              ----------
                                                                                 176,632
                                                                              ----------
Retail Merchandising -- 8.0%
  *Ames Department Stores, Inc. ............................         3,000        81,000
  *BJ's Wholesale Club, Inc. ...............................         1,400        64,838
  Claire's Stores, Inc. ....................................         1,100        22,550
  *Cole National Corp. Class A..............................         1,300        22,263
  *Elder-Beerman Stores Corp. ..............................         3,000        34,688
  Fred's, Inc. Class A......................................         2,400        36,000
  Hastings Entertainment, Inc. .............................         1,200        16,800
  Huffy Corporation.........................................           800        13,200
  *Jan Bell Marketing, Inc. ................................         6,800        43,775
  *Rex Stores Corp. ........................................         1,000        13,500
  *ShopKo Stores, Inc. .....................................         3,100       103,075
  *Value City Department Stores, Inc. ......................         1,600        22,300
  *Zale Corp. ..............................................         5,200       167,700
                                                                              ----------
                                                                                 641,689
                                                                              ----------
Security Services -- 0.3%
  *American Bank Note Holographics, Inc. ...................         1,350        23,625
                                                                              ----------
Semiconductors -- 0.4%
  Belden, Inc. .............................................           800        16,950
  Integrated Device Technology, Inc. .......................         2,900        17,763
                                                                              ----------
                                                                                  34,713
                                                                              ----------

--------------------------------------------------------------------------------
Market Street Fund, Inc.
The Small Cap Value Portfolio

Statement of Net Assets, December 31, 1998 -- Concluded

--------------------------------------------------------------------------------

          DESCRIPTION AND PERCENTAGE OF PORTFOLIO                 SHARES        VALUE
----------------------------------------------------------------------------------------
COMMON STOCK (CONTINUED)
Software -- 0.2%
  *GT Interactive Software Corp. ...........................         3,400    $   17,000
                                                                              ----------
Steel -- 0.2%
  *Citation Corp. ..........................................         1,100        13,888
                                                                              ----------
Textiles -- 0.8%
  *Dan River, Inc. Class A..................................         1,900        22,325
  *Galey & Lord, Inc. ......................................         2,600        22,425
  Guilford Mills, Inc. .....................................         1,400        23,363
                                                                              ----------
                                                                                  68,113
                                                                              ----------
Transportation -- 1.2%
  M.S. Carriers, Inc. ......................................           700        23,056
  *Offshore Logistics, Inc. ................................         2,000        23,750
  Sea Containers, Ltd. .....................................         1,650        49,397
                                                                              ----------
                                                                                  96,203
                                                                              ----------
Utilities -- 2.3%
  Central Hudson Gas & Electric Corp. ......................           800        35,800
  Cleco Corp. ..............................................         1,800        61,763
  Rochester Gas and Electric Corp. .........................         1,800        56,250
  United Illuminating Co. ..................................           600        30,900
                                                                              ----------
                                                                                 184,713
                                                                              ----------
Waste Management -- 0.6%
  *Safety-Kleen Corp. ......................................         3,575        50,497
                                                                              ----------
    TOTAL COMMON STOCK (COST $7,632,056))...................                   7,517,107
                                                                              ----------
SHORT-TERM INVESTMENTS -- 10.8%
  Temporary Investment Fund, Inc. -- Temp Cash..............       869,746       869,746
                                                                              ----------
    TOTAL SHORT TERM INVESTMENTS (COST $869,746)............                     869,746
                                                                              ----------
    TOTAL INVESTMENTS -- 103.9% (COST $8,501,802)...........                   8,386,853
LIABILITIES IN EXCESS OF OTHER ASSETS -- (3.9%).............                    (313,594)
                                                                              ----------
NET ASSETS -- 100.0%
  (Equivalent to $8.25 per share based on 978,971 shares of
    capital stock outstanding)..............................                  $8,073,259
                                                                              ==========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
  ($8,073,259/978,971 shares outstanding)...................                  $     8.25
                                                                              ==========

* Non-Income Producing.
See accompanying notes to financial statements.

                      (This page intentionally left blank)

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Statement of Operations for the Year Ended December 31, 1998

--------------------------------------------------------------------------------

                                                                               MONEY
                                                                GROWTH         MARKET         BOND
                                                               PORTFOLIO     PORTFOLIO     PORTFOLIO
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends.................................................  $ 5,109,177    $       --    $       --
  Interest..................................................      700,374     4,387,104     1,881,562
    Less: foreign taxes withheld............................      (30,906)           --            --
                                                              -----------    ----------    ----------
    Total Income............................................    5,778,645     4,387,104     1,881,562
                                                              -----------    ----------    ----------
EXPENSES:
  Investment advisory fee...................................      928,340       197,450       100,348
  Administration fee........................................      192,987        60,522        28,147
  Directors' fee............................................       23,536         6,463         2,342
  Transfer agent fee........................................        5,001         2,452         1,845
  Custodian fee.............................................       34,147        11,156         4,786
  Legal fees................................................       46,700        13,055         4,720
  Audit fees................................................       32,768         9,115         3,297
  Printing..................................................       69,153        21,574         7,961
  Insurance.................................................       20,426         5,121         1,737
  Miscellaneous.............................................        2,466         1,357         1,134
                                                              -----------    ----------    ----------
                                                                1,355,524       328,265       156,317
  Less: expenses waived by Administrator and/or reimbursed
    by affiliated insurance company.........................      (29,874)       (8,524)       (3,001)
                                                              -----------    ----------    ----------
    Total expenses..........................................    1,325,650       319,741       153,316
                                                              -----------    ----------    ----------
    Net investment income (loss)............................    4,452,995     4,067,363     1,728,246
                                                              -----------    ----------    ----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS
  Net realized gain (loss) from:
    Investments.............................................    6,184,504            --       398,338
    Foreign currency related transactions...................      (36,215)           --            --
                                                              -----------    ----------    ----------
                                                                6,148,289            --       398,338
                                                              -----------    ----------    ----------
  Net change in unrealized appreciation (depreciation) from:
    Investments.............................................   26,998,570            --       132,450
    Foreign currency related transactions...................           --            --            --
                                                              -----------    ----------    ----------
                                                               26,998,570            --       132,450
                                                              -----------    ----------    ----------
    Net gain (loss) on investments and foreign currency
      transactions..........................................   33,146,859            --       530,788
                                                              -----------    ----------    ----------
    Net increase (decrease) in net assets resulting from
      operations............................................  $37,599,854    $4,067,363    $2,259,034
                                                              ===========    ==========    ==========

* Commencement of operations was May 4, 1998

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Statement of Operations for the Year Ended December 31, 1998 -- (Concluded)

--------------------------------------------------------------------------------

                  AGGRESSIVE                     SENTINEL      LARGE        LARGE       SMALL        SMALL
      MANAGED       GROWTH      INTERNATIONAL     GROWTH        CAP          CAP         CAP          CAP
     PORTFOLIO     PORTFOLIO      PORTFOLIO     PORTFOLIO     GROWTH*      VALUE*      GROWTH*      VALUE*
------------------------------------------------------------------------------------------------------------
     $  675,111   $   369,364    $1,393.343     $   73,545   $   56,750   $ 156,004   $    5,505   $  36,656
      1,661,011       244,092       157,926         32,651       17,384      26,005       35,838      25,695
         (3,029)           --      (123,563)            --           --        (363)          --          (8)
     ----------   -----------    ----------     ----------   ----------   ---------   ----------   ---------
      2,333,093       613,456     1,427,706        106,196       74,134     181,646       41,343      62,343
     ----------   -----------    ----------     ----------   ----------   ---------   ----------   ---------
        248,484       216,651       518,379         50,621       55,054      56,126       33,737      31,846
         52,788        46,657        78,859         21,121        6,458       6,580        3,062       2,899
          4,984         5,090         5,620            827          675         688          321         303
          2,241         2,132         2,337          1,622        1,081       1,083        1,034       1,031
         10,621        10,539        42,105          4,350        3,908       8,130        6,024       9,452
          9,932         8,734        11,149          1,646        1,500       1,529          712         674
          6,963         7,389         7,824          1,152        1,017       1,036          482         457
         16,767        17,597        18,733            680        1,779       1,846          938         842
          4,446         4,024         4,931            591           --          --           --          --
          1,300         6,277         1,351          1,068          699         699          677         677
     ----------   -----------    ----------     ----------   ----------   ---------   ----------   ---------
        358,526       325,090       691,288         83,678       72,171      77,717       46,987      48,181
         (6,366)       (5,358)           --         (1,057)      (1,139)     (1,151)        (502)     (2,918)
     ----------   -----------    ----------     ----------   ----------   ---------   ----------   ---------
        352,160       319,732       691,288         82,621       71,032      76,566       46,485      45,263
     ----------   -----------    ----------     ----------   ----------   ---------   ----------   ---------
      1,980,933       293,724       736,418         23,575        3,102     105,080       (5,142)     17,080
     ----------   -----------    ----------     ----------   ----------   ---------   ----------   ---------
      3,406,936     7,283,996     4,101,949        537,394     (331,257)   (614,547)    (783,976)   (649,770)
         (4,642)           --        76,911             --           --          --           --         (25)
     ----------   -----------    ----------     ----------   ----------   ---------   ----------   ---------
      3,402,294     7,283,996     4,178,860        537,394     (331,257)   (614,547)    (783,976)   (649,795)
     ----------   -----------    ----------     ----------   ----------   ---------   ----------   ---------
      1,925,076    (3,566,325)    1,373,699      1,001,393    2,717,374     709,996    1,277,778    (114,950)
             --            --        10,635             --           --          --           --          --
     ----------   -----------    ----------     ----------   ----------   ---------   ----------   ---------
      1,925,076    (3,566,325)    1,384,334      1,001,393    2,717,374     709,996    1,277,778    (114,950)
     ----------   -----------    ----------     ----------   ----------   ---------   ----------   ---------
      5,327,370     3,717,671     5,563,194      1,538,787    2,386,117      95,449      493,802    (764,745)
     ----------   -----------    ----------     ----------   ----------   ---------   ----------   ---------
     $7,308,303   $ 4,011,395    $6,299,612     $1,562,362   $2,389,219   $ 200,529   $  488,660   $(747,665)
     ==========   ===========    ==========     ==========   ==========   =========   ==========   =========

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Statements of Changes in Net Assets

--------------------------------------------------------------------------------

                                                            FOR THE YEAR ENDED DECEMBER 31, 1998
                                                      MONEY                                  AGGRESSIVE
                                       GROWTH        MARKET         BOND         MANAGED       GROWTH      INTERNATIONAL
                                     PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  Operations:
    Net investment income
      (loss)......................  $  4,452,995   $ 4,067,363   $ 1,728,246   $ 1,980,933   $   293,724    $   736,418
    Net realized gain (loss) on
      investments and foreign
      currency related
      transactions................     6,148,289             0       398,338     3,402,294     7,283,996      4,178,860
    Net change in unrealized
      appreciation (depreciation)
      on investments and foreign
      currency translations.......    26,998,570             0       132,450     1,925,076    (3,566,325)     1,384,334
                                    ------------   -----------   -----------   -----------   -----------    -----------
    Net increase (decrease) in net
      assets resulting from
      operations..................    37,599,854     4,067,363     2,259,034     7,308,303     4,011,395      6,299,612
  Distributions:
    From net investment income....    (4,464,024)   (4,067,363)   (1,551,787)   (1,940,488)     (391,790)      (478,318)
    From net realized gains.......   (35,634,593)            0        (3,599)   (2,699,617)   (3,740,193)    (4,341,196)
  Capital share transactions:
    Net contributions from
      affiliated life insurance
      companies...................    50,407,953    27,114,010    12,791,904     9,069,604     8,041,798      7,369,655
                                    ------------   -----------   -----------   -----------   -----------    -----------
      Total increase in net
        assets....................    47,909,190    27,114,010    13,495,552    11,737,802     7,921,210      8,849,753
NET ASSETS
  Beginning of period.............   267,389,331    64,338,911    23,350,370    56,067,509    48,574,105     62,513,456
                                    ------------   -----------   -----------   -----------   -----------    -----------
  End of Period...................  $315,298,521   $91,452,921   $36,845,922   $67,805,311   $56,495,315    $71,363,209
                                    ============   ===========   ===========   ===========   ===========    ===========

--------------------------------------------------------------------------------

                                                            FOR THE YEAR ENDED DECEMBER 31, 1997
                                                      MONEY                                  AGGRESSIVE
                                       GROWTH        MARKET         BOND         MANAGED       GROWTH      INTERNATIONAL
                                     PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  Operations:
    Net investment income
      (loss)......................  $  4,610,554   $ 3,164,621   $ 1,205,822   $ 1,707,727   $   391,789    $   662,481
    Net realized gain (loss) on
      investments and foreign
      currency related
      transactions................    35,589,649           (57)      177,501     2,697,609     3,740,193      4,167,248
    Net change in unrealized
      appreciation (depreciation)
      on investments and foreign
      currency translations.......     9,025,359            --       449,185     4,950,546     3,790,949        178,783
                                    ------------   -----------   -----------   -----------   -----------    -----------
    Net increase (decrease) in net
      assets resulting from
      operations..................    49,225,562     3,164,564     1,832,508     9,355,882     7,922,931      5,008,512
  Distributions:
    From net investment income....    (4,690,830)   (3,164,621)   (1,143,012)   (1,626,361)     (326,522)      (427,579)
    From net realized gains.......   (23,067,604)           --            --      (344,551)      (64,760)    (3,347,494)
  Capital share transactions:
    Shares exchanged in
      acquisition of Common Stock
      Portfolio...................    13,633,276            --            --            --            --             --
    Net contributions from
      affiliated life insurance
      companies...................    33,340,861    10,142,244     5,573,996     5,251,369     6,944,174     10,324,894
                                    ------------   -----------   -----------   -----------   -----------    -----------
      Total increase in net
        assets....................    68,441,265    10,142,187     6,263,492    12,636,339    14,475,823     11,558,333
NET ASSETS
  Beginning of period.............   198,948,066    54,196,724    17,086,878    43,431,170    34,098,282     50,955,123
                                    ------------   -----------   -----------   -----------   -----------    -----------
  End of period...................  $267,389,331   $64,338,911   $23,350,370   $56,067,509   $48,574,105    $62,513,456
                                    ============   ===========   ===========   ===========   ===========    ===========

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.
Statements of Changes in Net Assets -- (Concluded)

--------------------------------------------------------------------------------

                                                            FOR THE YEAR ENDED DECEMBER 31, 1998
                                               SENTINEL        LARGE         LARGE        SMALL        SMALL
                                                GROWTH          CAP           CAP          CAP          CAP
                                               PORTFOLIO      GROWTH*       VALUE*       GROWTH*       VALUE*
---------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  Operations:
    Net investment income (loss)............  $    23,575   $     3,102   $   105,080   $   (5,142)  $   17,080
    Net realized gain (loss) on investments
      and foreign currency related
      transactions..........................      537,394      (331,257)     (614,547)    (783,976)    (649,795)
    Net change in unrealized appreciation
      (depreciation) on investments and
      foreign currency translations.........    1,001,393     2,717,374       709,996    1,277,778     (114,950)
                                              -----------   -----------   -----------   ----------   ----------
    Net increase (decrease) in net assets
      resulting from operations.............    1,562,362     2,389,219       200,529      488,660     (747,665)
  Distributions:
    From net investment income..............      (25,069)           --            --           --           --
    From net realized gains.................   (1,668,898)           --            --           --           --
  Capital share transactions:
    Net contributions from affiliated life
      insurance companies...................    3,936,595    11,917,436    15,415,372    9,196,605    8,820,924
                                              -----------   -----------   -----------   ----------   ----------
      Total increase in net assets..........    3,804,990    14,306,655    15,615,901    9,685,265    8,073,259
NET ASSETS
  Beginning of period.......................    8,361,989            --            --           --           --
                                              -----------   -----------   -----------   ----------   ----------
  End of Period.............................  $12,166,979   $14,306,655   $15,615,901   $9,685,265   $8,073,259
                                              ===========   ===========   ===========   ==========   ==========

--------------------------------------------------------------------------------

                                                            FOR THE YEAR ENDED DECEMBER 31, 1997
                                               SENTINEL
                                                GROWTH
                                               PORTFOLIO
---------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
  Operations:
    Net investment income (loss)............  $    25,069
    Net realized gain (loss) on investments
      and foreign currency related
      transactions..........................    1,668,898
    Net change in unrealized appreciation
      (depreciation) on investments and
      foreign currency translations.........      132,149
                                              -----------
    Net increase (decrease) in net assets
      resulting from operations.............    1,826,116
  Distributions:
    From net investment income..............      (23,408)
    From net realized gains.................       (3,259)
  Capital share transactions:
    Net contributions from affiliated life
      insurance companies...................      898,951
                                              -----------
      Total increase in net assets..........    2,698,400
NET ASSETS
  Beginning of period.......................    5,663,589
                                              -----------
  End of period.............................  $ 8,361,989
                                              ===========

* Commencement of operations was May 4, 1998

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Notes to Financial Statements, December 31, 1998

--------------------------------------------------------------------------------

1. ORGANIZATION

The Market Street Fund, Inc. (Fund) is registered as an open-end diversified management company under the Investment Company Act of 1940, as amended. As a "series" type of mutual fund, the Fund issues separate classes (or series) of stock currently consisting of the Growth Portfolio, Money Market Portfolio, Bond Portfolio, Managed Portfolio, Aggressive Growth Portfolio, International Portfolio, Sentinel Growth Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Small Cap Growth Portfolio, and Small Cap Value Portfolio. The Fund serves as an investment medium for modified premium and flexible premium adjustable variable life insurance policies and individual flexible premium deferred variable annuity contracts (Policies) issued by Provident Mutual Life Insurance Company (PMLIC) and for flexible premium deferred variable annuity contracts issued by Providentmutual Life and Annuity Company of America (PLACA) and policies issued by National Life Insurance Company of Vermont (NLICV). The Fund also serves as the investment medium for single premium and scheduled premium variable life insurance policies which are no longer being issued.

2. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by each Fund in preparation of its financial statements. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

  Valuation of Investments

Bonds are carried at market value based on the last bid price on a national securities exchange or on quoted prices from a third-party pricing service. Investments in common and preferred stocks primarily traded on recognized U.S. or foreign securities exchanges are valued at the close of regular trading on the New York Stock Exchange, currently 4:00 p.m. New York time on the last business day of the period, or, if there was no sale, at the last bid price on that day. Short-term investments with maturities of less than 90 days and Money Market Portfolio investments are valued at amortized cost which approximates market value.

  Investments

Security transactions are accounted for on the trade date. The cost of investment securities sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis; dividend income is recorded on the ex-dividend date.

  Dollar Rolls

The Bond and Managed Portfolios may enter into dollar rolls in which the Portfolio sells securities for delivery and simultaneously contracts to repurchase the same security at a fixed price on a specified future date. During the roll period the Portfolio forgoes accrued interest paid on the securities. The Portfolio will be compensated by the interest earned on the cash proceeds of the initial sale (which are invested in short-term investments) and by the lower repurchase price at the future date (the "drop"). The drop, which is recorded as deferred income, is amortized over the period between the trade date and the settlement date. All realized gains are recorded at the beginning of each roll. A portfolio engages in dollar rolls for the purpose of enhancing its yield. Dollar Rolls involve a risk of loss if the value of the security to be repurchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Portfolio's other assets. The balance of dollar rolls outstanding at December 31, 1998 was $3,965,702 in the Bond Portfolio and $9,312,628 in the Managed Portfolio.

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Notes to Financial Statements, December 31, 1998 -- Continued

--------------------------------------------------------------------------------

  Foreign Currency Translations

Foreign currency amounts are translated into U.S. Dollars on the following bases:

   (i) Market value of investment securities, assets and liabilities, at the daily rate of exchange;

   (ii) Purchases and sales of investment securities, at the rate of exchange prevailing on the respective dates of such transactions. Exchange gains or losses are recognized upon settlement;

   (iii) Income and expenses, at the rate of exchange prevailing on the respective dates of such transactions. Exchange gains or losses are recognized upon ultimate receipt or disbursement.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the lack of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

The Fund does not isolate that portion of the results of operations derived from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

  Dividends to Shareholders

Dividends of investment income of the Money Market Portfolio are declared daily and paid monthly. The Growth Portfolio, Bond Portfolio, and Managed Portfolio declare and pay dividends of investment income quarterly. The Aggressive Growth Portfolio, International Portfolio, Sentinel Growth Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Small Cap Growth Portfolio, and Small Cap Value Portfolio declare and pay dividends of investment income annually. For all Portfolios, distributions of capital gains are declared and paid annually.

  Federal Income Taxes

No provision is made for Federal taxes as it is the Fund's intention to have each Portfolio continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from Federal income taxes.

3. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

Sentinel Advisors Company (SAC), a Vermont General Partnership, is adviser for the Growth, Money Market, Bond, Managed, Aggressive Growth and Sentinel Growth Portfolios. With respect to the Growth Portfolio, SAC is compensated monthly at an effective annual rate of 0.50% of the first $20 million of the average daily net assets of the portfolio, 0.40% of the next $20 million and 0.30% of net assets in excess of $40 million. SAC is compensated monthly at an effective annual rate of 0.25% of the average daily net assets of the Money Market Portfolio. With respect to the Bond Portfolio, SAC is compensated monthly at the effective annual rate of 0.35% of the first $100 million of the average daily net assets of the portfolio and 0.30% of net assets in excess of $100 million. With respect to the Managed Portfolio, SAC is compensated monthly at the effective annual rate of 0.40% of the first $100 million of the average daily net assets of the portfolio and 0.35% of net assets in excess of $100 million. With respect to the Aggressive Growth Portfolio, SAC is compensated monthly at the effective annual rate of 0.50% of the first $20 million of the average daily net assets of the portfolio, 0.40% of the next $20 million and 0.30% of net assets in excess of $40 million. With respect to the Sentinel Growth Portfolio, SAC is compensated monthly at an effective annual rate of 0.50% of the first $20 million of the average daily net assets of the portfolio, 0.40% of the next $20 million and 0.30% of the net assets in excess of

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Notes to Financial Statements, December 31, 1998 -- Continued

--------------------------------------------------------------------------------

$40 million. Providentmutual Investment Management Co. (PIMC) is the adviser for the International, Large Cap Growth, Large Cap Value, Small Cap Growth, and Small Cap Value Portfolios. With respect to the Large Cap Growth Portfolio and the Large Cap Value Portfolio, PIMC is compensated monthly at an effective annual rate of 0.70% of the average daily net assets. With respect to the Small Cap Growth Portfolio and the Small Cap Value Portfolio, PIMC is compensated monthly at an effective annual rate of 0.90% of the average daily net assets. With respect to the International Portfolio, PIMC is compensated monthly at an effective annual rate of 0.75% of the first $500 million of the average daily net assets of the portfolio and 0.60% of assets in excess of $500 million.

PMLIC agrees to reimburse the Growth, Money Market, Bond, Managed, Aggressive Growth, Large Cap Growth, Large Cap Value, Small Cap Growth, and Small Cap Value Portfolios for operating expenses, excluding investment advisory fees, and costs of litigation and indemnification not covered by insurance, in excess of an annual rate of 0.40% of the average daily net asset values. The International Portfolio is reimbursed for such expenses in excess of an annual rate of 0.75% of the average daily net asset value. NLICV agrees to reimburse Sentinel Growth Portfolio for operating expenses, excluding investment advisory fees and costs of litigation and indemnification not covered by insurance, in excess of an annual rate of .40% of the average net asset values.

4. NET ASSETS

At December 31, 1998, the Portfolios' net assets consisted of:

                                                                         MONEY
                                                          GROWTH        MARKET         BOND         MANAGED
                                                        PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO
-------------------------------------------------------------------------------------------------------------
Net contribution from shareholders...................  $245,203,154   $91,452,978   $35,174,769   $50,052,789
Undistributed net investment income..................     1,058,688            --       506,982       499,598
Undistributed net realized gain......................     6,184,504            --       398,338     3,406,936
Accumulated loss on investment transactions..........            --           (57)           --            --
Net unrealized appreciation (depreciation) on
  investments and foreign currency...................    62,852,175            --       765,833    13,845,988
                                                       ------------   -----------   -----------   -----------
                                                       $315,298,521   $91,452,921   $36,845,922   $67,805,311
                                                       ============   ===========   ===========   ===========

                                                              AGGRESSIVE                     SENTINEL
                                                                GROWTH      INTERNATIONAL     GROWTH
                                                               PORTFOLIO      PORTFOLIO      PORTFOLIO
-------------------------------------------------------------------------------------------------------
Net contribution from shareholders..........................  $42,508,103    $61,459,537    $ 9,921,581
Undistributed net investment income.........................      293,724        813,330         23,575
Undistributed net realized gain.............................    7,283,996      4,101,948        537,394
Accumulated loss on investment transactions.................           --             --             --
Net unrealized appreciation (depreciation) on investments
  and foreign currency......................................    6,409,492      4,988,398      1,684,429
                                                              -----------    -----------    -----------
                                                              $56,495,315    $71,363,209    $12,166,979
                                                              ===========    ===========    ===========

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Notes to Financial Statements, December 31, 1998 -- Continued

--------------------------------------------------------------------------------

                                                             LARGE         LARGE        SMALL        SMALL
                                                              CAP           CAP          CAP          CAP
                                                            GROWTH         VALUE        GROWTH       VALUE
                                                           PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
-------------------------------------------------------------------------------------------------------------
Net contribution from shareholders......................  $11,917,436   $15,415,372   $9,191,463   $8,820,924
Undistributed net investment income.....................        3,102       105,080           --       17,055
Undistributed net realized gain.........................           --            --           --           --
Accumulated loss on investment transactions.............     (331,257)     (614,547)    (783,976)    (649,770)
Net unrealized appreciation (depreciation) on
  investments and foreign currency......................    2,717,374       709,996    1,277,778     (114,950)
                                                          -----------   -----------   ----------   ----------
                                                          $14,306,655   $15,615,901   $9,685,265   $8,073,259
                                                          ===========   ===========   ==========   ==========

5. PURCHASES AND SALES OF INVESTMENTS (EXCLUDING SHORT-TERM SECURITIES)

Purchases and proceeds on sales of investments for the portfolios, for the period ended December 31, 1998, were as follows:

                                                              MONEY                                   AGGRESSIVE
                                               GROWTH        MARKET         BOND         MANAGED        GROWTH      INTERNATIONAL
                                              PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
PURCHASES
U.S. Gov't Obligations.....................  $        --   $        --   $36,550,258   $105,628,443   $        --    $        --
Corporate Bonds............................           --            --    19,695,300      8,137,793            --             --
Common and Preferred Stock.................   96,049,721            --            --     15,484,082    25,248,892     27,444,152
                                             -----------   -----------   -----------   ------------   -----------    -----------
Total Purchases............................  $96,049,721            --   $56,245,558   $129,250,318   $25,248,892    $27,444,152
                                             ===========   ===========   ===========   ============   ===========    ===========
SALES
U.S. Gov't Obligations.....................  $        --   $        --   $30,401,620   $ 99,929,159   $        --    $        --
Corporate Bonds............................           --            --    13,980,495      7,580,458            --             --
Common and Preferred Stock.................   82,556,949            --            --     11,847,797    19,719,566     24,038,097
                                             -----------   -----------   -----------   ------------   -----------    -----------
Total Sales................................  $82,556,949            --   $44,382,115   $119,357,414   $19,719,566    $24,038,097
                                             ===========   ===========   ===========   ============   ===========    ===========

                                                             LARGE         LARGE         SMALL         SMALL
                                             SENTINEL         CAP           CAP           CAP           CAP
                                              GROWTH        GROWTH         VALUE        GROWTH         VALUE
                                             PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
---------------------------------------------------------------------------------------------------------------
PURCHASES
U.S. Gov't Obligations....................  $        --   $        --   $        --   $        --   $        --
Corporate Bonds...........................           --            --            --            --            --
Common and Preferred Stock................   10,590,648    19,516,660    19,561,434    13,000,678    10,163,856
                                            -----------   -----------   -----------   -----------   -----------
Total Purchases...........................  $10,590,648   $19,516,660   $19,561,434   $13,000,678   $10,163,856
                                            ===========   ===========   ===========   ===========   ===========
SALES
U.S. Gov't Obligations....................  $        --   $        --   $        --   $        --   $        --
Corporate Bonds...........................           --            --            --            --            --
Common and Preferred Stock................    8,255,405     7,527,713     4,680,799     4,264,592     1,882,030
                                            -----------   -----------   -----------   -----------   -----------
Total Sales...............................  $ 8,255,405   $ 7,527,713   $ 4,680,799   $ 4,264,592   $ 1,882,030
                                            ===========   ===========   ===========   ===========   ===========

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Notes to Financial Statements, December 31, 1998 -- Continued

--------------------------------------------------------------------------------

6. TAX BASIS OF INVESTMENTS

Investment information based on the cost of the securities for Federal income tax purposes held at December 31, 1998 is as follows:

                                                               MONEY                                  AGGRESSIVE
                                                GROWTH        MARKET         BOND         MANAGED       GROWTH      INTERNATIONAL
                                              PORTFOLIO      PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
Aggregate gross unrealized appreciation....  $ 70,477,751   $        --   $   873,512   $14,307,955   $ 9,655,009    $11,491,580
Aggregate gross unrealized depreciation....    (7,625,576)           --      (107,679)     (461,967)   (3,245,517)    (6,585,929)
                                             ------------   -----------   -----------   -----------   -----------    -----------
Net unrealized appreciation
  (depreciation)...........................  $ 62,852,175   $        --   $   765,833   $13,845,988   $ 6,409,492    $ 4,905,651
                                             ============   ===========   ===========   ===========   ===========    ===========
Aggregate cost of securities for federal
  income tax purposes......................  $249,306,173   $91,873,128   $39,209,431   $62,015,023   $50,115,381    $63,769,784
                                             ============   ===========   ===========   ===========   ===========    ===========
Capital loss carryover (available to offset
  possible future gains.) The carryover
  expires as follows: Money Market
  Portfolio -- $57 in 2005.................  $         --   $        57   $        --   $        --   $        --    $        --
                                             ============   ===========   ===========   ===========   ===========    ===========

                                                                LARGE         LARGE        SMALL        SMALL
                                                SENTINEL         CAP           CAP          CAP          CAP
                                                 GROWTH        GROWTH         VALUE        GROWTH       VALUE
                                                PORTFOLIO     PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
----------------------------------------------------------------------------------------------------------------
Aggregate gross unrealized appreciation......  $ 2,123,721   $ 3,198,111   $ 1,421,027   $1,662,516   $  552,294
Aggregate gross unrealized depreciation......     (439,292)     (480,737)     (711,031)    (455,419)    (717,897)
                                               -----------   -----------   -----------   ----------   ----------
Net unrealized appreciation (depreciation)...  $ 1,684,429   $ 2,717,374   $   709,996   $1,207,097   $ (165,603)
                                               -----------   -----------   -----------   ----------   ----------
Aggregate cost of securities for federal
  income tax purposes........................  $10,495,647   $11,792,175   $14,958,592   $8,693,053   $8,552,455
                                               ===========   ===========   ===========   ==========   ==========
Capital loss carryover (available to offset
  possible future gains.) The carryover
  expires as follows: Large Cap
  Growth -- $331,257 in 2006; Large Cap
  Value -- $606,858 in 2006; Small Cap
  Growth -- $713,295 in 2006; Small Cap
  Value -- $599,117 in 2006..................  $        --   $   331,257   $   606,858   $  713,295   $  599,117
                                               ===========   ===========   ===========   ==========   ==========

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Notes to Financial Statements, December 31, 1998 -- Continued

--------------------------------------------------------------------------------

7. AUTHORIZED CAPITAL STOCK AND CAPITAL STOCK TRANSACTIONS

On December 31, 1998, there were 1.2 billion shares of $0.01 par value capital stock authorized for the Fund. The shares of capital stock are divided into eleven series: Growth Portfolio, Money Market Portfolio, Bond Portfolio, Managed Portfolio, Aggressive Growth Portfolio, International Portfolio, Sentinel Growth Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Small Cap Growth Portfolio and Small Cap Value Portfolio. The Growth Portfolio consists of 75 million shares, the Money Market Portfolio consists of 150 million shares; for the Large Cap Growth, Large Cap Value, Small Cap Growth and Small Cap Value Portfolios consist of 50 million shares and each of the other series consists of 5 million shares.

On December 31, 1998, Provident Mutual Life Insurance Company owned 633,521 shares of Large Cap Growth, 986,029 shares of Large Cap Value, 400,000 shares of Small Cap Growth and 400,000 shares of Small Cap Value.

Transactions in capital stock for the period ended December 31, 1998 were as follows:

                                                           MONEY MARKET
                           GROWTH PORTFOLIO                 PORTFOLIO                 BOND PORTFOLIO          MANAGED PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------------
                         SHARES        AMOUNT         SHARES         AMOUNT        SHARES       AMOUNT       SHARES      AMOUNT
----------------------------------------------------------------------------------------------------------------------------------
Shares sold..........   1,837,947   $ 32,406,592    165,155,447   $ 165,155,447   1,435,423   $15,864,807    623,703   $10,481,421
Shares redeemed......  (1,249,358)   (22,097,256)  (142,035,980)   (142,035,980)   (417,928)   (4,628,289)  (360,939)   (6,051,923)
Shares reinvested....   2,418,983     40,098,617      3,994,543       3,994,543     140,681     1,555,386    285,692     4,640,106
                       ----------   ------------   ------------   -------------   ---------   -----------   --------   -----------
Net contributions
  from affiliated
  insurance
  companies..........   3,007,572   $ 50,407,953     27,114,010   $  27,114,010   1,158,176   $12,791,904    548,456   $ 9,069,604
                       ==========   ============   ============   =============   =========   ===========   ========   ===========

                                                  AGGRESSIVE GROWTH          INTERNATIONAL          SENTINEL GROWTH
                                                      PORTFOLIO                PORTFOLIO               PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
                                                 SHARES      AMOUNT       SHARES      AMOUNT      SHARES      AMOUNT
----------------------------------------------------------------------------------------------------------------------
Shares sold...................................   493,256   $10,260,111    796,247   $10,834,572   240,467   $2,911,418
Shares redeemed...............................  (309,019)   (6,350,296)  (615,500)   (8,284,431)  (56,545)    (668,790)
Shares reinvested.............................   205,061     4,131,983    378,012     4,819,514   148,986    1,693,967
                                                --------   -----------   --------   -----------   -------   ----------
Net contributions from affiliated insurance
  companies...................................   389,298   $ 8,041,798    558,759   $ 7,369,655   332,908   $3,936,595
                                                ========   ===========   ========   ===========   =======   ==========

                              LARGE CAP                 LARGE CAP                 SMALL CAP                SMALL CAP
                          GROWTH PORTFOLIO           VALUE PORTFOLIO          GROWTH PORTFOLIO          VALUE PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------
                        SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT       SHARES       AMOUNT
---------------------------------------------------------------------------------------------------------------------------
Shares sold..........  1,711,101   $17,230,972   1,685,241   $16,459,222   1,153,905   $10,747,921   1,084,795   $9,720,129
Shares redeemed......   (495,712)   (5,313,536)   (108,503)   (1,043,850)   (165,750)   (1,551,316)   (105,824)    (899,205)
Shares reinvested....          0             0           0             0           0             0           0            0
                       ---------   -----------   ---------   -----------   ---------   -----------   ---------   ----------
Net contributions
  from affiliated
  insurance
  companies..........  1,215,389   $11,917,436   1,576,738   $15,415,372     988,155   $ 9,196,605     978,971   $8,820,924
                       =========   ===========   =========   ===========   =========   ===========   =========   ==========

--------------------------------------------------------------------------------
Market Street Fund, Inc.

Notes to Financial Statements, December 31, 1998 -- Concluded

--------------------------------------------------------------------------------

Transactions in capital stock for the year ended December 31, 1997 were as follows:

                                                           MONEY MARKET
                           GROWTH PORTFOLIO                 PORTFOLIO                 BOND PORTFOLIO         MANAGED PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
                         SHARES        AMOUNT         SHARES         AMOUNT        SHARES      AMOUNT       SHARES      AMOUNT
---------------------------------------------------------------------------------------------------------------------------------
Shares sold..........   1,328,421   $ 23,557,083    116,153,761   $ 116,153,761    608,494   $ 6,478,790    538,094   $ 8,544,898
Shares redeemed......  (1,033,097)   (18,272,623)  (109,109,613)   (109,109,613)  (192,816)   (2,047,805)  (338,821)   (5,264,441)
Shares reinvested....   1,736,600     28,056,401      3,098,096       3,098,096    108,875     1,143,011    129,171     1,970,912
                       ----------   ------------   ------------   -------------   --------   -----------   --------   -----------
Net contributions
  from affiliated
  insurance
  companies..........   2,031,924   $ 33,340,861     10,142,244   $  10,142,244    524,553   $ 5,573,996    328,444   $ 5,251,369
                       ==========   ============   ============   =============   ========   ===========   ========   ===========
Shares exchanged in
  acquisition of
  Common Stock
  Portfolios.........     716,786     13,633,276             --              --         --            --         --            --
                       ----------   ------------   ------------   -------------   --------   -----------   --------   -----------

                                                        AGGRESSIVE
                                                          GROWTH               INTERNATIONAL         SENTINEL GROWTH
                                                        PORTFOLIO                PORTFOLIO              PORTFOLIO
----------------------------------------------------------------------------------------------------------------------
                                                   SHARES      AMOUNT       SHARES      AMOUNT      SHARES    AMOUNT
----------------------------------------------------------------------------------------------------------------------
Shares sold.....................................   513,839   $10,376,849    970,932   $13,015,260   69,861   $ 976,211
Shares redeemed.................................  (187,215)   (3,823,958)  (484,512)   (6,465,439)  (7,419)   (103,927)
Shares reinvested...............................    21,347       391,283    305,922     3,775,073    2,383      26,667
                                                  --------   -----------   --------   -----------   ------   ---------
Net contributions from affiliated insurance
  companies.....................................   347,971   $ 6,944,174    792,342   $10,324,894   64,825   $ 898,951
                                                  ========   ===========   ========   ===========   ======   =========

8. PRINCIPAL UNDERWRITER

1717 Capital Management Company serves, without compensation, as the principal underwriter for sale of the Fund shares to the Accounts. 1717 Capital Management Company is an indirect wholly-owned subsidiary of PMLIC.

9. SUBSEQUENT DIVIDEND

On December 31, 1998, the Board of Directors declared the following net investment income and capital gain dividends to shareholders of record on December 31, 1998, ex-dividend date January 5, 1999, payable on January 6, 1999 as follows:

                                TOTAL                 PER SHARE
                       -----------------------   --------------------
                          NET                       NET
                       INVESTMENT    CAPITAL     INVESTMENT   CAPITAL
PORTFOLIO                INCOME        GAIN        INCOME      GAIN
---------              ----------   ----------   ----------   -------
Growth...............  $1,058,688   $6,184,504     $.0632     $ .3692
Bond.................     506,982      398,338      .1543       .1213
Managed..............     499,598    3,406,936      .1303       .8884
Aggressive Growth....     293,724    7,283,996      .1139      2.8253
International........     813,330    4,172,939      .1579       .8101
Sentinel Growth......      23,574      537,394      .0260       .5931
Large Cap Growth.....       3,102           --      .0026          --
Large Cap Value......     105,080           --      .0666          --
Small Cap Growth.....          --           --         --          --
Small Cap Value......      17,055           --      .0174          --

                                                                      APPENDIX A

                  DESCRIPTION OF MONEY MARKET INSTRUMENTS AND
                       COMMERCIAL PAPER AND BOND RATINGS

PERMITTED INVESTMENTS OF THE MONEY MARKET PORTFOLIO

U.S. GOVERNMENT SECURITIES: These are obligations issued by or guaranteed as to interest and principal by the government of the United States or any agency or instrumentality thereof. They may include instruments that are supported by the full faith and credit of the United States, such as Treasury Bills, Notes and Bonds; instruments that are supported by the right of the issuer to borrow from the Treasury, such as Home Loan Bank securities; and securities that are supported only by the credit of the instrumentality, such as Federal National Mortgage Association bonds.

BANK OBLIGATIONS: These are obligations (including certificates of deposit, time deposits, and bankers' acceptances) of: (1) domestic banks (including savings banks) and foreign branches of domestic banks that are members of the Federal Reserve System or the Federal Deposit Insurance Corporation ("FDIC") and have total assets of at least $1 billion; (2) domestic banks and foreign branches thereof and savings and loan associations that have less than $1 billion of total assets where the principal amount of the obligation is insured in full by the FDIC. No more than 10% of the Portfolio's assets may be invested in obligations of institutions in category (2).

Certificates of Deposit generally are certificates issued against funds deposited in a bank, are for a definite period of time, earn a specified rate of return, and are normally negotiable. Variable rate certificates of deposit are certificates of deposit on which the interest rate is periodically adjusted prior to their stated maturity, usually at 30, 90 or 180 day intervals ("coupon dates") based upon a specified market rate. As a result of these adjustments, the interest rate on these obligations may be increased or decreased periodically. Typically, dealers selling variable rate certificates of deposit agree to repurchase such instruments, at the purchaser's option, at par on the coupon dates. The dealers' obligations to repurchase these instruments are subject to conditions imposed by the various dealers. Such conditions typically are the continued credit standing of the issuer and the existence of reasonably orderly market conditions. Variable rate certificates of deposit may be sold in the secondary market. Variable rate certificates of deposit normally carry a higher interest rate at the time of issue than comparable fixed rate certificates of deposit.

Bankers' Acceptances are short-term credit instruments issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity. These instruments reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

REPURCHASE AGREEMENTS: Repurchase agreements with (1) banks or (2) government securities dealers recognized as primary dealers by the Federal Reserve System, provided that:

        (a) at the time the repurchase agreement is entered into, and throughout the duration of the repurchase agreement, the collateral has a market value at least equal to the value of the repurchase agreement;

        (b) the collateral consists of government securities or instruments rated in the highest rating category by at least two nationally recognized statistical rating organizations; and

        (c) the maturity of the repurchase agreement does not exceed 30 days.

COMMERCIAL PAPER: Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs.

OTHER CORPORATE DEBT OBLIGATIONS: These are outstanding nonconvertible corporate debt obligations that were not issued as short-term obligations but have thirteen months or less remaining until maturity and which, at the date of investment, are rated AA or better by S&P or Aa or better by Moody's.

The Money Market Portfolio will only invest in instruments denominated in U.S. dollars that the Adviser, under the supervision of the board of directors of the Fund, determines present minimal credit risks and are, at the time of acquisition, either:

        (1) rated in the two highest rating categories by at least two NRSROs, or by only one NRSRO if only one NRSRO has issued a rating with respect to the instrument; or

        (2) in the case of an unrated instrument, determined by the Adviser under the supervision of the board of directors to be of comparable quality to the above; or

        (3) issued by an issuer that has received a rating of the type described in (1) above on other securities that are comparable in priority and security to the instrument.

All of the Money Market Portfolio's money market instruments mature in 13 months or less. The average maturity of the Portfolio's portfolio securities based on their dollar value will not exceed 90 days at the time of each investment. If the disposition of a portfolio security results in a dollar-weighted average portfolio maturity in excess of 90 days, the Portfolio will invest its available cash in such a manner as to reduce its dollar-weighted average portfolio maturity to 90 days or less as soon as reasonably practicable.

COMMERCIAL PAPER RATINGS

The rating A-1 is the highest rating assigned by Standard & Poor's Corporation ("S&P") to commercial paper which is considered by S&P to have the following characteristics: liquidity ratios of the issuer are adequate to meet cash requirements; long-term senior debt is rated "A" or better; the issuer has access to at least two additional channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well established and the issuer has a strong position within the industry; the reliability and quality of management are unquestioned.

The rating A-2 is the second highest rating assigned by Standard & Poor's Corporation. Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1".

The rating P-1 is the highest commercial paper rating assigned by Moody's Investors Service, Inc. ("Moody's"). Issuers rated P-1 have a superior capacity for repayment of short-term promissory obligations. P-1 repayment capacity will normally be evidenced by the following characteristics; leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

The rating P-2 is the second highest commercial paper rating assigned by Moody's. Issuers rated P-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

CORPORATE BOND RATINGS

Moody's Investors Service, Inc. describes its five highest ratings for corporate bonds as follows:

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge'. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well as assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

Standard & Poor's Corporation describes its ratings for corporate bonds as follows:

AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

BB, B, CCC, C--Bonds rated BB, B, CCC, C are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighted by large uncertainties or major risk exposures to adverse conditions.